UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report June 30, 2008	For investors seeking long-term growth potential.

Nuveen Investments

Value and Balanced Funds

Nuveen Multi-Manager Large-Cap Value Fund

Nuveen Balanced Municipal and Stock Fund

(currently known as Nuveen Conservative Allocation Fund)

Nuveen Balanced Stock and Bond Fund

(currently known as Nuveen Moderate Allocation Fund)

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Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 22, 2008

Robert P. Bremner

Chairman of the Board

Annual Report  l  Page 1

Portfolio Managers’ Comments

The Nuveen Multi-Manager Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital LLC (ICAP). The municipal portion of the Balanced Municipal and Stock Fund was managed by Nuveen Asset Management. We recently asked Jerry Senser, chief executive officer and chief investment officer of ICAP, and Tom Spalding of Nuveen Asset Management to discuss the key portfolio management strategies and the performance of these three Funds for the twelve-month reporting period ended June 30, 2008.

On July 31, 2007, the Board of Trustees of the Nuveen Large-Cap Value Fund approved Nuveen HydePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”) as additional sub-advisors for the Fund. On October 12, 2007 shareholders of the Fund approved the additional sub-advisory agreements and they went into effect on November 14, 2007. Effective May 1, 2008, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund. In this commentary, both HydePark and Symphony discuss the portfolio management strategies and performance for the periods in which they managed the Nuveen Multi-Manager Large-Cap Value Fund.

Effective July 7, 2008, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Nuveen Balanced Municipal and Stock Fund’s sub-adviser and primary investment objective were changed. Richards & Tierney, Inc. was appointed as the Fund’s sub-adviser and the new investment objective is to provide attractive long-term total return with a conservative risk profile. The Fund became a “fund of funds” that invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the Underlying Funds). The Fund will invest principally in Underlying Funds within the Nuveen family of funds. The Fund also changed its name from Nuveen Balanced Municipal and Stock Fund to Nuveen Conservative Allocation Fund.

Effective August 1, 2008, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Nuveen Balanced Stock and Bond Fund’s sub-adviser and primary investment objective were changed. Richards & Tierney, Inc. was appointed as the Fund’s sub-adviser and the new investment objective is to provide attractive long-term total return with a moderate risk profile. The Fund became a “fund of funds” that invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the Underlying Funds). The Fund will invest principally in Underlying Funds within the Nuveen family of funds. The Fund also changed its name from Nuveen Balanced Stock and Bond Fund to Nuveen Moderate Allocation Fund.

What type of economic and stock market backdrop did the Funds encounter during the reporting period?

It was an extremely challenging environment. The U.S. economy began the period on the upswing, with gross domestic product (GDP) growth of 4.9 percent in the third quarter of 2007. In the subsequent three months, however, growth tailed off dramatically to just 0.6 percent, followed by a still-sluggish expansion of 1.0 percent in the first quarter of 2008.

A variety of factors were weighing on the economy, with the list topped by steadily rising oil prices hitting a series of record highs. Higher energy costs, along with increasing food prices, resulted in higher consumer inflation. The housing market posed another big challenge. As home values weakened, mortgage defaults rose, and debt securities tied to relatively risky sub-prime loans lost significant value. That led to large losses for a wide variety of investors, most notably, the financial institutions holding these underperforming mortgage-backed securities. To stimulate the economy and boost liquidity in the financial markets, the Federal Reserve Board began cutting interest rates in September 2007. As of June 30, 2008, the federal funds target rate stood at 2.00 percent, down from 5.25 percent at the beginning of the period.

Against this backdrop, the stock market fared relatively poorly overall, although energy stocks benefited from strength in commodity prices. Financial stocks, hit the hardest by sub-prime-related turmoil, lost significant ground.

The first half of the period was particularly eventful for the municipal bond market. The troubles with mortgage securities led to a severe credit crunch. Almost every type of fixed-income security, including municipal bonds, encountered significant

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 6/30/08

	1-Year	5-Year	10-Year
Nuveen Multi-Manager Large-Cap Value Fund A Shares at NAV A Shares at Offer	-10.74% -15.86%	10.04% 8.74%	4.61% 3.99%
Lipper Large-Cap Value Funds Index[1]	-16.53%	7.81%	3.44%
Russell 1000 Value Index[2]	-18.78%	8.92%	4.91%
S&P 500 Index[3]	-13.12%	7.58%	2.88%

Nuveen Balanced Municipal and Stock Fund A Shares at NAV A Shares at Offer	-6.23% -11.62%	5.27% 4.03%	2.93% 2.32%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[4]	-5.58%	6.70%	4.37%
Market Benchmark Index[5]	-5.18%	5.76%	5.26%
S&P 500 Index[3]	-13.12%	7.58%	2.88%

Nuveen Balanced Stock and Bond Fund A Shares at NAV A Shares at Offer	-6.31% -11.70%	6.62% 5.36%	4.52% 3.90%
Lipper Mixed-Asset Target Allocation Growth Funds Index[6]	-7.42%	7.64%	4.97%
Market Benchmark Index[7]	-7.98%	6.93%	5.39%
S&P 500 Index[3]	-13.12%	7.58%	2.88%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

difficulties. Lower-rated debt performed the worst, as investors remained concerned about taking on additional credit risk. Although market conditions stabilized for a time, volatility returned early in 2008, as hedge funds and other nontraditional municipal bond investors exited the market and several municipal bond insurers saw their credit rating downgraded. Between March and the end of the period, however, conditions in the municipal market slowly improved.

How did the Funds perform during the past twelve months ending June 30, 2008?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) for the one-year period ended June 30, 2008. The table also compares the Funds’ performance to appropriate benchmarks.

The Nuveen Multi-Manager Large-Cap Value Fund (Class A shares at net asset value) outpaced both the broad stock market, as measured by the S&P 500 Index, and the large-cap value Russell 1000 Value Index. Successful stock selection accounted for the Fund’s outperformance relative to the Russell Index.

During the reporting period, the Nuveen Multi-Manager Large-Cap Value Fund added two additional sub-advisers to the Fund, Symphony and HydePark. Each manager will maintain a strategic asset allocation of between 25% and 40% of the Fund’s net assets. This change is designed to provide greater diversification within the Fund’s portfolio, while offering the potential for improved risk-adjusted returns. In connection with the approval of the two new sub-advisers, Fund management has also agreed to lower the Fund’s management fees and to implement a cap on overall expense.

The Nuveen Balanced Municipal and Stock Fund (Class A shares at net asset value) modestly trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Index. In addition, the Fund underperformed its blended benchmark, the 40% Russell 1000 Value Index/60% Lehman Brothers 10-Year Municipal Bond Index. The Nuveen Balanced Stock and Bond Fund (Class A shares at net asset value) outperformed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Index, as well as its blended benchmark, the 60% Russell 1000 Value Index/40% Lehman Brothers Intermediate Treasury Index.

What was your strategy in managing the equity portion of the Funds?

ICAP

For the ICAP managed portions of the Nuveen Multi-Manager Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund, we remained focused on bottom-up stock picking, meaning that we selected investments one-by-one based on our careful analysis. During the period, we focused on financially strong companies displaying catalysts that we believed could generate future share-price appreciation.

We found a variety of investment opportunities in the health care sector during the period. These stocks had favorable demographics, in the form of an aging population as well as a number of potentially profitable new drugs being brought to market. Conversely, we were reducing our exposure to the financial sector, which as a whole has been hampered by a slowing economy and an increased risk of sub-prime-mortgage-related losses. When we did invest in financials, we looked for companies with strong risk controls and relatively low exposure to sub-prime debt.

Relatively late in the period, we shifted some of our energy-sector investments away from companies primarily focused on exploration and production. Instead, we bought more integrated energy companies where we were able to find better value. Given the continued run-up in oil prices, many of our best-performing stocks were in the energy sector. Our top stock contributor was Occidental Petroleum, a mid-sized oil and natural gas exploration company that benefited from its strong cash flows and profitable growth in energy

Annual Report    Page 4

production. Those same factors also boosted independent oil and gas producer XTO Energy. Global integrated oil company Hess Oil gained ground as well, rising on increased energy production and growth in oil reserves. Oil-field services company Baker Hughes has been successful in raising prices along with strong demand for its services. Elsewhere in the market, Australian metals and mining company Rio Tinto continued to benefit from sharply rising commodity prices worldwide. We sold our position in this stock in the fourth quarter of 2007 after it reached our target price.

In absolute terms, many of our weakest performers were financial stocks. Diversified financial services firm Citigroup suffered significant sub-prime-related losses. Investment bank Morgan Stanley also reported significant losses and declined sharply during the past year. Sub-prime losses as well as questions about its accounting statements pressured shares of insurance giant American International Group. Consumer credit card business Capital One declined as well, as investors worried about the potential impact of a declining economy on consumer spending. Of final note, conglomerate General Electric also detracted, with weaker-than-expected earnings reported in the first quarter of 2008 hampering the stock’s performance.

Symphony

Symphony began investment operations for the Nuveen Multi-Manager Large-Cap Value Fund near the middle of the reporting period on November 14, 2007. Fundamental to Symphony’s investment philosophy is the concept that both quantitative and qualitative methods have value. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the intuition, experience, and insights of skilled analysts and portfolio managers. Specifically, the quantitative screening process serves as the starting point in investment decision-making. It helps to simplify the often very complex portfolio construction process into a manageable problem. The qualitative process provides a systematic way of researching companies from a broad perspective, ensuring the stocks selected for the portfolio are attractive in all important respects. Specifically we continued to be very wary of the ongoing credit crisis and were under the opinion that there was no easy fix to the housing malaise, and continued home price depreciation. In addition we thought that leverage still needed to come out of the system and valuations continued to be moving targets. Therefore, we were very judicious in regards to financial stocks and companies with limited balance sheet flexibility.

Our performance was aided by three major sectors; financials, materials and energy. With regards to financials, being underweight investment banks, finance companies and large cap banks helped performance. The stocks we did own were not as impacted by the credit crisis such as Hudson City Bancorp and Western Union. In materials our stock selection was very strong leading us to select one of our largest holdings Mosaic Company, a fertilizer company which benefited from a generally strong environment for potash and fertilizer. In energy it was a similar story with strong stock selection led by Hess, Occidental Petroleum and Helmerich & Payne, all of which benefited from the sharp rise in oil prices. From a quantitative perspective our exposure to companies with stronger quality of earnings, higher earnings momentum and higher price to book ratios combined with less emphasis on dividend yields positively impacted performance.

Nasdaq was the largest detractor from our performance after the stock dropped sharply in the first six months of 2008. This holding was one of the best performing stocks in the comparative Index during the fourth quarter of 2007. Nasdaq was negatively impacted by the continued deleveraging in the financial community as worries that poor performance by hedge funds and investment banks would negatively impact future volumes and growth rates. We currently no longer hold Nasdaq, as we exited the position after the end of the reporting period.

Annual Report    Page 5

HydePark

HydePark began investment operations for the Nuveen Multi-Manager Large-Cap Value Fund near the middle of the reporting period on November 14, 2007. The proprietary risk-controlled HydePark wealth creation model was used to manage the HydePark portion of the Fund during this time period. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio. The HydePark model does not incorporate qualitative data or inputs into the portfolio construction process. Therefore, no top-down or macro-economic “themes” influence how the HydePark model works. The HydePark model evaluates all the securities contained in the benchmark portfolio, the Russell 1000 Value Index, for possible inclusion in the HydePark model portfolio. The resultant HydePark portfolio typically contains a large number of holdings, by design. Each position can reflect a weighting that is over, under, or the same as that security’s weight in the benchmark portfolio. Consequently, the HydePark “favored” or “unfavored” segments of the market are reflected in the relative economic sector weights. From this economic sector-based attribution model, a comparison to the benchmark can be made. Our performance during the period since we began investment operations was hurt by an overweight in financials and performance was bolstered by an overweight to the energy sector and an underweight to the basic industries sector as compared to the benchmark.

How did you manage the municipal portion of the Balanced Municipal and Stock Fund?

In this unusually challenging environment for tax-exempt securities, we were generally favoring premium-coupon bonds of medium credit quality with relatively short effective maturities of 15 years and less. Premium-coupon bonds tend to be more defensive and less vulnerable to a potential increase in interest rates, which we saw as a possibility. As a result, we also kept the portfolio’s duration, meaning its sensitivity to changes in interest rates, relatively short throughout the past year. To fund new purchases, we were mostly using the proceeds of bond calls and redemptions that took place during the period.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

The Fund’s fixed-income portfolio, which consists entirely of U.S. Treasury securities of varying maturities, was managed conservatively during the past year. In June 2008, when the yield on the 10-year Treasury note moved above 4 percent, we lengthened the portfolio’s average maturity to take advantage of price weakness in the bond market. However, the portfolio’s interest rate sensitivity generally remained relatively low, in part because we believed that inflation concerns could limit the potential for additional Fed rate decreases.

Dividend Information

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute negative UNII, which will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2008, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance for both tax and financial statement purposes.

Annual Report    Page 6

Nuveen Multi-Manager Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Balanced Municipal and Stock Fund (currently known as Nuveen Conservative Allocation Fund)

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ total returns include reinvestment of all dividends and distributions, and the Funds’ total returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen Balanced Stock and Bond Fund (currently known as Nuveen Moderate Allocation Fund)

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total returns of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s total returns include reinvestment of all dividends and distributions, and the Fund’s total return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 6/30/08 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NNGAX	NNGBX	NNGCX	NNGRX
NAV	$22.53	$21.90	$21.86	$22.64
Latest Capital Gain Distribution[2]	$3.3835	$3.3835	$3.3835	$3.3835
Latest Ordinary Income Distribution[3]	$1.3036	$1.0825	$1.0823	$1.3783
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-10.74%	-15.86%
5-Year	10.04%	8.74%
10-Year	4.61%	3.99%

B Shares	w/o CDSC	w/CDSC
1-Year	-11.39%	-14.38%
5-Year	9.20%	9.06%
10-Year	3.99%	3.99%

C Shares	NAV
1-Year	-11.41%
5-Year	9.22%
10-Year	3.83%

I Shares	NAV
1-Year	-10.52%
5-Year	10.31%
10-Year	4.88%

Top Five Common Stock Holdings[4]
AT&T Inc.	3.7%
Chevron Corporation	2.9%
Exxon Mobil Corporation	2.7%
JPMorgan Chase & Co.	2.4%
General Electric Company	2.1%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$446,822
Number of Stocks	660

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.15%	1.15%	11/14/07
Class B	1.90%	1.90%	11/14/07
Class C	1.90%	1.90%	11/14/07
Class I	0.90%	0.90%	11/14/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios and Net Expense Ratios were restated to reflect current expenses as if such expenses had been in effect during the previous fiscal year, and to better reflect the expected ratios of the Fund for the current fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007 and ordinary income paid on December 31, 2007.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 9

Fund Spotlight as of 6/30/08 Nuveen Multi-Manager Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	16.2%
Capital Markets	7.2%
Pharmaceuticals	6.2%
Insurance	5.7%
Commercial Banks	5.0%
Diversified Telecommunication Services	4.8%
Chemicals	4.1%
Media	3.8%
Electric Utilities	3.3%
Industrial Conglomerates	3.1%
Energy Equipment & Services	2.8%
Food & Staples Retailing	2.5%
Metals & Mining	2.3%
Computers & Peripherals	2.2%
Beverages	2.1%
Road & Rail	2.0%
Household Products	1.9%
Diversified Financial Services	1.7%
Tobacco	1.6%
Multi-Utilities	1.6%
Communications Equipment	1.5%
Consumer Finance	1.4%
Gas Utilities	1.2%
Food Products	1.1%
Other	14.7%

1	As a percentage of total common stocks as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$900.50	$897.20	$897.00	$901.60	$1,018.75	$1,015.02	$1,015.02	$1,019.99
Expenses Incurred During Period	$5.81	$9.34	$9.34	$4.63	$6.17	$9.92	$9.92	$4.92

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.23%, 1.98%, 1.98% and 0.98% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 6/30/08 Nuveen Balanced Municipal and Stock Fund

(currently known as Nuveen Conservative Allocation Fund)

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NBMSX	NMNBX	NBMCX	NMNRX
NAV	$22.84	$24.43	$24.39	$22.24
Latest Dividend[2]	$0.0430	$0.0340	$0.0340	$0.0455
Latest Capital Gain Distribution[3]	$0.6451	$0.6451	$0.6451	$0.6451
Latest Ordinary Income Distribution[4]	$0.2387	$0.0711	$0.0711	$0.2971
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08
A Shares	NAV	Offer
1-Year	-6.23%	-11.62%
5-Year	5.27%	4.03%
10-Year	2.93%	2.32%
B Shares	w/o CDSC	w/CDSC
1-Year	-6.90%	-10.47%
5-Year	4.49%	4.33%
10-Year	2.32%	2.32%
C Shares	NAV
1-Year	-6.94%
5-Year	4.48%
10-Year	2.16%
I Shares	NAV
1-Year	-5.99%
5-Year	5.54%
10-Year	3.19%
Bond Credit Quality[6,8]
AAA/U.S. Guaranteed		23.9%
AA		46.8%
A		5.9%
BBB		20.0%
BB or Lower		1.4%
N/R		2.0%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.22%	1.19%	6/30/07
Class B	1.98%	1.95%	6/30/07
Class C	1.97%	1.94%	6/30/07
Class I	0.97%	0.94%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

Yields[5]
A Shares	NAV	Offer
SEC 30-Day Yield	2.81%	2.69%
Distribution Rate	3.90%	3.74%
B Shares	NAV
30-Day Yield	2.10%
Distribution Rate	2.92%
C Shares	NAV
30-Day Yield	2.05%
Distribution Rate	2.85%
I Shares	NAV
SEC 30-Day Yield	3.06%
Distribution Rate	4.25%

Portfolio Allocation7

Portfolio Statistics
Net Assets ($000)	$65,819
Number of Common Stocks	41
Average Duration (Municipal Bonds)	5.43

Top Five Common Stock Holdings[7]
Wyeth	1.9%
AT&T Inc.	1.8%
E.I. Du Pont de Nemours and Company	1.6%
JPMorgan Chase & Co.	1.5%
Exxon Mobile Corporation	1.4%

These Fund Spotlight pages reflect the performance for the Nuveen Balanced Municipal and Stock Fund as of and for the fiscal year ended June 30, 2008.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.
2	Paid July 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2008. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
3	Paid December 17, 2007.
4	Ordinary income distribution consists of short-term capital gains paid December 17, 2007 and ordinary income paid on December 31, 2007, if any.
5	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.
6	As a percentage of total municipal bond holdings as of June 30, 2008. Holdings are subject to change.
7	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.
8	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of June 30, 2008. Please see the Managers’ Commentary for an expanded discussion on the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

Annual Report    Page 11

Fund Spotlight as of 6/30/08 Nuveen Balanced Municipal and Stock Fund

(currently known as Nuveen Conservative Allocation Fund)

Industries[1] Common Stocks:
Oil, Gas & Consumable Fuels	5.0%
Pharmaceuticals	4.1%
Capital Markets	4.0%
Media	2.8%
Industrial Conglomerates	2.5%
Insurance	1.8%
Diversified Telecommunication Services	1.8%
Chemicals	1.6%
Wireless Telecommunication Services	1.4%
Other	14.4%

Industries[1] Municipal Bonds:
U.S. Guaranteed	11.5%
Tax Obligation/Limited	11.2%
Health Care	10.5%
Transportation	5.6%
Tax Obligation/General	5.5%
Utilities	4.4%
Education and Civic Organizations	3.8%
Consumer Staples	3.8%
Long-Term Care	2.9%
Water and Sewer	0.8%
Housing/Single Family	0.6%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$937.10	$933.90	$933.80	$938.10	$1,019.05	$1,015.32	$1,015.32	$1,020.29
Expenses Incurred During Period	$5.64	$9.23	$9.23	$4.43	$5.87	$9.62	$9.62	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.17%,1.92%, 1.92% and .92% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 6/30/08 Nuveen Balanced Stock and Bond Fund

(currently known as Nuveen Moderate Allocation Fund)

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NNSAX	NNSBX	NUVCX	NNSRX
NAV	$22.35	$22.35	$22.37	$22.35
Latest Capital Gain Distribution[2]	$1.8231	$1.8231	$1.8231	$1.8231
Latest Ordinary Income Distribution[3]	$0.6407	$0.5904	$0.5905	$0.6574
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-6.31%	-11.70%
5-Year	6.62%	5.36%
10-Year	4.52%	3.90%

B Shares	w/o CDSC	w/CDSC
1-Year	-7.02%	-10.36%
5-Year	5.83%	5.67%
10-Year	3.88%	3.88%

C Shares	NAV
1-Year	-7.01%
5-Year	5.83%
10-Year	3.75%

I Shares	NAV
1-Year	-6.07%
5-Year	6.88%
10-Year	4.78%

Top Five Common Stock Holdings[4]
Wyeth	2.7%
AT&T Inc.	2.7%
E.I. Du Pont de Nemours and Company	2.3%
JPMorgan Chase & Co.	2.2%
Exxon Mobile Corporation	2.1%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.26%	1.24%	6/30/07
Class B	2.02%	1.99%	6/30/07
Class C	2.01%	1.99%	6/30/07
Class I	1.01%	0.99%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a voluntary commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2008. Absent the waiver, the Net Expense Ratios would be higher and the total returns would be less.

Yields[5]

A Shares	NAV	Offer
SEC 30-Day Yield	1.77%	1.70%
Distribution Rate	2.46%	2.36%

B Shares	NAV
30-Day Yield	1.00%
Distribution Rate	1.39%

C Shares	NAV
30-Day Yield	1.00%
Distribution Rate	1.39%

I Shares	NAV
SEC 30-Day Yield	2.03%
Distribution Rate	2.82%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$52,075
Number of Common Stocks	41
Average Duration (Bonds)	4.70

These Fund Spotlight pages reflect the performance for the Nuveen Balanced Stock and Bond Fund as of and for the fiscal year ended June 30, 2008.

1	Effective May 1, 2008 Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008 the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

5	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

Annual Report    Page 13

Fund Spotlight as of 6/30/08 Nuveen Balanced Stock and Bond Fund

(currently known as Nuveen Moderate Allocation Fund)

Industries[1]
U.S. Treasury Notes	23.7%
U.S. Treasury Bonds	16.9%
Oil, Gas & Consumable Fuels	7.3%
Pharmaceuticals	6.0%
Capital Markets	5.8%
Media	4.1%
Industrial Conglomerates	3.7%
Insurance	2.7%
Diversified Telecommunication Services	2.7%
Chemicals	2.3%
Wireless Telecommunication Services	2.0%
Computer & Peripherals	2.0%
Commercial Banks	2.0%
Beverages	1.9%
Energy Equipment & Services	1.8%
Short-Term Investments	1.6%
Other	13.5%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$922.80	$919.30	$919.30	$924.00	$1,018.70	$1,014.97	$1,014.97	$1,019.94
Expenses Incurred During Period	$5.93	$9.50	$9.50	$4.74	$6.22	$9.97	$9.97	$4.97

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.99%, 1.99% and 0.99% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 14

Shareholder

Meeting Report

The special meeting of shareholders for Nuveen Balanced Municipal and Stock Fund (currently known as Nuveen Conservative Allocation Fund) and Nuveen Balanced Stock and Bond Fund (currently known as Nuveen Moderate Allocation Fund) was held in the offices of Nuveen Investments on June 23, 2008.

	Municipal and Stock (1)	Stock and Bond (2)
To approve a new sub-advisory agreement between Nuveen Asset Management (NAM) and Richards & Tierney, Inc.:
For	1,510,348	1,226,870
Against	97,661	33,460
Abstain	84,113	43,484
Total	1,692,122	1,303,814

To approve a change to the Funds’ investment objectives:
For	1,486,578	1,222,851
Against	128,253	37,148
Abstain	77,291	43,815
Total	1,692,122	1,303,814

To approve a change to the Funds’ diversification policies:
For	1,493,278	1,219,527
Against	127,281	44,436
Abstain	71,563	39,851
Total	1,692,122	1,303,814

To approve the elimination of the following fundamental investment policies: (i) to purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by NAM; and (ii) to not invest more than 20% of the Fund’s municipal investments in non-rated municipal bonds judged to be investment grade by NAM:
For	1,479,075	—
Against	129,413	—
Abstain	83,634	—
Total	1,692,122	—

(1)	Effective July 7, 2008, the Nuveen Balanced Municipal and Stock Fund changed its name to Nuveen Conservative Allocation Fund.
(2)	Effective August 1, 2008, the Nuveen Balanced Stock and Bond Fund changed its name to Nuveen Moderate Allocation Fund.

15

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.6%
	Aerospace & Defense – 0.7%

500	Alliant Techsystems Inc., (2)	$50,840

100	BE Aerospace Inc., (2)	2,331

1,000	DRS Technologies Inc.	78,720

5,700	General Dynamics Corporation	479,940

30,250	Honeywell International Inc.	1,520,970

300	L-3 Communications Holdings, Inc.	27,261

5,200	Northrop Grumman Corporation	347,880

5,500	Raytheon Company	309,540

3,000	Spirit AeroSystems Holdings Inc., (2)	57,540

6,100	United Technologies Corporation	376,370
	Total Aerospace & Defense	3,251,392

	Air Freight & Logistics – 0.3%

14,420	FedEx Corporation	1,136,152

100	UTI Worldwide, Inc.	1,995
	Total Air Freight & Logistics	1,138,147

	Airlines – 0.1%

3,400	Continental Airlines, inc., (2)	34,374

300	Copa Holdings SA	8,448

12,300	Delta Air Lines, Inc.	70,110

700	Northwest Airlines Corporation, (2)	4,662

11,400	Southwest Airlines Co.	148,656
	Total Airlines	266,250

	Auto Components – 0.1%

2,000	Autoliv Inc.	93,240

200	BorgWarner Inc.	8,876

600	Federal Mogul Corporation, Class A Shares	9,678

4,900	Goodyear Tire & Rubber Company, (2)	87,367

8,300	Johnson Controls, Inc.	238,044

1,300	TRW Automotive Holdings Corporation, (2)	24,011
	Total Auto Components	461,216

	Automobiles – 0.3%

179,200	Ford Motor Company, (2)	861,952

49,000	General Motors Corporation	563,500

800	Harley-Davidson, Inc.	29,008

400	Thor Industries, Inc.	8,504
	Total Automobiles	1,462,964

	Beverages – 2.0%

2,500	Anheuser-Busch Companies, Inc.	155,300

200	Brown-Forman Corporation	15,114

61,880	Coca-Cola Company	3,216,518

12,800	Coca-Cola Enterprises Inc.	221,440

1,300	Constellation Brands, Inc., Class A, (2)	25,818

16

Shares	Description (1)	Value

	Beverages (continued)

5,200	Dr. Pepper Snapple Group	$109,096

15,080	Molson Coors Brewing Company, Class B	819,296

4,700	Pepsi Bottling Group, Inc.	131,224

1,600	PepsiAmericas Inc.	31,648

69,000	PepsiCo, Inc.	4,387,710
	Total Beverages	9,113,164

	Biotechnology – 0.1%

9,800	Amgen Inc., (2)	462,168

500	Imclone Systems Inc., (2)	20,230

1,000	Invitrogen Corporation, (2)	39,260
	Total Biotechnology	521,658

	Building Products – 0.5%

500	Armstrong World Industries Inc., (2)	14,610

128,500	Masco Corporation	2,021,305

1,300	Owens Corning, (2)	29,575

200	USG Corporation, (2)	5,914
	Total Building Products	2,071,404

	Capital Markets – 6.9%

9,100	American Capital Strategies Limited	216,307

7,600	Ameriprise Financial, Inc.	309,092

245,164	Bank of New York Company, Inc.	9,274,550

100	BlackRock Inc.	17,700

500	Franklin Resources, Inc.	45,825

26,550	Goldman Sachs Group, Inc.	4,643,595

105,520	Invesco LTD	2,530,370

100	Investment Technology Group, (2)	3,346

600	Jefferies Group, Inc.	10,092

309,430	JPMorgan Chase & Co.	10,616,543

1,700	Legg Mason, Inc.	74,069

14,800	Lehman Brothers Holdings Inc.	293,188

26,200	Merrill Lynch & Co., Inc.	830,802

49,202	Morgan Stanley	1,774,716

2,000	Raymond James Financial Inc.	52,780

5,000	State Street Corporation	319,950
	Total Capital Markets	31,012,925

	Chemicals – 4.0%

21,760	Air Products & Chemicals Inc.	2,151,194

1,700	Ashland Inc.	81,940

700	Cabot Corporation	17,017

200	Celanese Corporation, Series A	9,132

4,800	Chemtura Corporation	28,032

1,200	Cytec Industries, Inc.	65,472

34,100	Dow Chemical Company	1,190,431

17

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Chemicals (continued)

137,500	E.I. Du Pont de Nemours and Company	$5,897,375

20,780	Eastman Chemical Company	1,430,911

1,000	FMC Corporation	77,440

3,100	Huntsman Corporation	35,340

1,600	Lubrizol Corporation	74,128

44,360	Mosaic Company, (2)	6,418,892

100	Nalco Holding Company	2,115

3,500	PPG Industries, Inc.	200,795

300	Rohm and Haas Company	13,932

3,800	RPM International, Inc.	78,280

100	Scotts Miracle Gro Company	1,757

700	Sigma-Aldrich Corporation	37,702

100	Valhi Inc.	2,725

2,100	Valspar Corporation	39,711
	Total Chemicals	17,854,321

	Commercial Banks – 4.9%

4,700	Associated Banc-Corp.	90,663

2,700	BancorpSouth Inc.	47,223

170,400	Bank of America Corporation	4,067,448

1,300	Bank of Hawaii Corporation	62,140

81,700	BB&T Corporation	1,860,309

500	BOK Financial Corporation	26,725

800	City National Corporation	33,656

5,800	Comerica Incorporated	148,654

1,400	Commerce Bancshares Inc.	55,524

1,700	Cullen/Frost Bankers, Inc.	84,745

19,600	Fifth Third Bancorp.	199,528

100	First Citizens Bancshs Inc.	13,949

3,200	First Horizon National Corporation	23,776

5,600	Fulton Financial Corporation	56,280

9,400	Huntington BancShares Inc.	54,238

17,600	KeyCorp.	193,248

1,800	M&T Bank Corporation	126,972

93,340	Marshall and Ilsley Corporation	1,430,902

23,960	Northern Trust Corporation	1,642,937

9,800	PNC Financial Services Group, Inc.	559,580

9,800	Popular, Inc.	64,582

35,200	Regions Financial Corporation	384,032

66,100	SunTrust Banks, Inc.	2,394,142

9,200	Synovus Financial Corp.	80,316

3,200	TCF Financial Corporation	38,496

58,300	U.S. Bancorp	1,625,987

1,500	Unionbancal Corporation	60,630

18

Shares	Description (1)	Value

	Commercial Banks (continued)

2,600	Valley National Bancorp.	$41,002

104,520	Wachovia Corporation	1,623,196

1,400	Webster Financial Corporation	26,040

186,000	Wells Fargo & Company	4,417,500

2,100	Whitney Holding Corporation	38,430

1,700	Wilmington Trust Corporation	44,948

2,700	Zions Bancorporation	85,023
	Total Commercial Banks	21,702,821

	Commercial Services & Supplies – 0.2%

8,100	Allied Waste Industries, Inc., (2)	102,222

1,500	Avery Dennison Corporation	65,895

2,400	Cintas Corporation	63,624

100	Corrections Corporation of America, (2)	2,747

200	Equifax Inc.	6,724

1,100	Manpower Inc.	64,064

100	Pitney Bowes Inc.	3,410

5,100	R.R. Donnelley & Sons Company	151,419

100	Republic Services, Inc.	2,970

1,900	Steelcase Inc.	19,057

9,200	Waste Management, Inc.	346,932

100	Zebra Technologies Corporation, Class A, (2)	3,264
	Total Commercial Services & Supplies	832,328

	Communication Equipment – 1.5%

700	ADC Telecommunications Inc., (2)	10,339

154,250	Cisco Systems, Inc., (2)	3,587,855

700	JDS Uniphase Corporation, (2)	7,952

4,000	Motorola, Inc.	29,360

65,790	QUALCOMM Inc.	2,919,102
	Total Communication Equipment	6,554,608

	Computers & Peripherals – 2.2%

4,200	Brocade Communications Systems Inc., (2)	34,608

4,700	EMC Corporation, (2)	69,043

125,150	Hewlett-Packard Company	5,532,882

4,500	Ingram Micro, Inc., (2)	79,875

28,550	International Business Machines Corporation (IBM)	3,384,032

2,900	Lexmark International, Inc., Class A, (2)	96,947

100	McAfee Inc., (2)	3,403

300	NCR Corporation, (2)	7,560

16,000	Seagate Technology	306,080

15,300	Sun Microsystems Inc., (2)	166,464

1,100	Teradata Corporation, (2)	25,454
	Total Computers & Peripherals	9,706,348

19

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Construction & Engineering – 0.0%

300	AECOM Technology Corporation	$9,759

300	KBR Inc.	10,473

700	Quanta Services Incorporated, (2)	23,289

1,500	URS Corporation, (2)	62,955
	Total Construction & Engineering	106,476

	Construction Materials – 0.0%

300	Eagle Materials Inc.	7,599

700	Vulcan Materials Company	41,846
	Total Construction Materials	49,445

	Consumer Finance – 1.4%

4,900	American Express Company	184,583

2,300	Americredit Corp., (2)	19,826

65,750	Capital One Financial Corporation	2,499,158

7,100	Capitalsource Inc.	78,668

1,700	Discover Financial Services	22,389

100	Student Loan Corporation	9,808

40,630	Visa Inc.	3,303,625
	Total Consumer Finance	6,118,057

	Containers & Packaging – 0.1%

1,200	AptarGroup Inc.	50,340

800	Ball Corporation	38,192

2,400	Bemis Company, Inc.	53,808

4,300	Owens-Illinois, Inc., (2)	179,267

2,800	Packaging Corp. of America	60,228

3,500	Pactiv Corporation, (2)	74,305

4,800	Sealed Air Corporation	91,248

12,400	Smurfit-Stone Container Corporation, (2)	50,468

1,800	Sonoco Products Company	55,710

1,300	Temple-Inland Inc.	14,651
	Total Containers & Packaging	668,217

	Diversified Consumer Services – 0.0%

3,700	Service Corporation International	36,482
	Diversified Financial Services – 1.7%

6,000	Allied Capital Corporation	83,340

2,300	CIT Group Inc.	15,663

223,600	Citigroup Inc.	3,747,536

200	CME Group, Inc.	76,638

4,400	Leucadia National Corporation	206,536

1,900	Nasdaq Stock Market, Inc., (2)	50,445

1,100	New York Stock Exchange Euronext	55,726

130,760	Western Union Company	3,232,387
	Total Diversified Financial Services	7,468,271

20

Shares	Description (1)	Value

	Diversified REIT – 0.1%

3,100	Duke Realty Corporation	$69,595

1,700	Liberty Property Trust	56,355

1,700	Vornado Realty Trust	149,600
	Total Diversified REIT	275,550

	Diversified Telecommunication Services – 4.6%

488,798	AT&T Inc.	16,467,605

1,400	CenturyTel, Inc.	49,826

6,400	Citizens Communications Company	72,576

4,800	Embarq Corporation	226,896

46,200	Qwest Communications International Inc.	181,566

63,400	Sprint Nextel Corporation	602,300

77,700	Verizon Communications Inc.	2,750,580

13,800	Windstream Corporation	170,292
	Total Diversified Telecommunication Services	20,521,641

	Electric Utilities – 3.2%

3,200	Alliant Energy Corporation	109,632

6,800	Ameren Corporation	287,164

14,200	American Electric Power Company, Inc.	571,266

10,500	Consolidated Edison, Inc.	410,445

20,840	DPL Inc.	549,759

5,600	DTE Energy Company	237,664

57,600	Edison International	2,959,488

600	Entergy Corporation	72,288

4,000	Exelon Corporation	359,840

8,100	FirstEnergy Corp.	666,873

61,970	FPL Group, Inc.	4,063,993

2,800	Great Plains Energy Incorporated	70,784

2,600	Hawaiian Electric Industries	64,298

3,000	Northeast Utilities	76,590

2,500	OGE Energy Corp.	79,275

7,400	Pepco Holdings, Inc.	189,810

9,700	PG&E Corporation	384,993

4,100	Pinnacle West Capital Corporation	126,157

7,800	Progress Energy, Inc.	326,274

44,330	Reliant Energy Inc., (2)	942,899

3,300	Sierra Pacific Resources	41,943

48,420	Southern Company	1,690,826

7,100	TECO Energy, Inc.	152,579
	Total Electric Utilities	14,434,840

	Electrical Equipment – 0.1%

700	Cooper Industries, Ltd., Class A, (2)	27,650

10,460	Emerson Electric Company	517,247

700	Hubbell Incorporated, Class B	27,909

21

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Electrical Equipment (continued)

300	Lincoln Electric Holdings Inc.	$23,610

1,000	Thomas & Betts Corporation, (2)	37,850
	Total Electrical Equipment	634,266

	Electronic Equipment & Instruments – 1.0%

3,200	Arrow Electronics, Inc., (2)	98,304

2,000	Avnet Inc., (2)	54,560

800	AVX Group	9,048

100	Diebold Inc.	3,558

1,200	Jabil Circuit Inc.	19,692

1,600	Molex Inc.	39,056

1,100	Tech Data Corporation, (2)	37,279

35,540	Thermo Fisher Scientific, Inc., (2)	1,980,644

68,150	Tyco Electronics, Limited	2,441,133

2,200	Vishay Intertechnology Inc., (2)	19,514
	Total Electronic Equipment & Instruments	4,702,788

	Energy Equipment & Services – 2.7%

20,100	Anadarko Petroleum Corporation	1,504,284

46,450	Baker Hughes Incorporated	4,056,943

5,600	BJ Services Company	178,864

600	Cabot Oil & Gas Corporation	40,638

600	ENSCO International Incorporated	48,444

2,300	Exterran Holdings, Inc.	164,427

1,600	Global Industries, Limited, (2)	28,688

2,100	Helix Energy Solutions Group, (2)	87,444

15,080	Helmerich & Payne Inc.	1,086,062

1,600	Hercules Offshore Inc.	60,832

2,200	Key Energy Services Inc.	42,724

8,400	Nabors Industries Limited, (2)	413,532

24,650	Noble Corporation	1,601,264

800	Oil States International Inc.	50,752

2,700	Patterson-UTI Energy, Inc.	97,308

31,820	Pride International Inc., (2)	1,504,768

2,400	Rowan Companies Inc.	112,200

500	SeaCor Smit Inc., (2)	44,755

1,500	Tidewater Inc.	97,545

10,180	Unit Corporation, (2)	844,635
	Total Energy Equipment & Services	12,066,109

	Food & Staples Retailing – 2.4%

1,200	BJ’s Wholesale Club, (2)	46,440

62,295	Costco Wholesale Corporation	4,369,371

79,900	CVS Caremark Corporation	3,161,643

78,150	Kroger Co.	2,256,191

12,400	Safeway Inc.	354,020

22

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

6,500	SUPERVALU INC.	$200,785

5,000	Wal-Mart Stores, Inc.	281,000
	Total Food & Staples Retailing	10,669,450

	Food Products – 1.1%

19,300	Archer-Daniels-Midland Company	651,375

2,900	Bunge Limited, (2)	312,301

1,200	Campbell Soup Company	40,152

9,800	ConAgra Foods, Inc.	188,944

1,600	Corn Products International, Inc.	78,576

44,000	Dean Foods Company, (2)	863,280

3,400	Del Monte Foods Company	24,140

5,600	General Mills, Inc.	340,312

23,530	H.J. Heinz Company	1,125,911

100	Hershey Foods Corporation	3,278

1,200	Hormel Foods Corporation	41,532

1,400	JM Smucker Company	56,896

700	Kellogg Company	33,614

31,100	Kraft Foods Inc.	884,795

900	McCormick & Company, Incorporated	32,094

8,900	Sara Lee Corporation	109,025

3,200	Smithfield Foods, Inc., (2)	63,616

4,800	Tyson Foods, Inc., Class A	71,712

400	Wm. Wrigley Jr. Company	31,112
	Total Food Products	4,952,665

	Gas Utilities – 1.2%

2,100	AGL Resources Inc.	72,618

2,600	Atmos Energy Corporation	71,682

25,950	Energen Corporation	2,024,879

38,570	Questar Corporation	2,740,013

1,800	Southern Union Company	48,636

11,200	Spectra Energy Corporation	321,888

2,200	UGI Corporation	63,162
	Total Gas Utilities	5,342,878

	Health Care Equipment & Supplies – 0.8%

1,300	AmerisourceBergen Corporation	51,987

100	Beckman Coulter, Inc.	6,753

20,800	Boston Scientific Corporation, (2)	255,632

100	Cooper Companies, Inc.	3,715

65,470	Covidien Limited	3,135,358

800	Hill Rom Holdings Inc.	21,584

1,800	Hospira Inc., (2)	72,198

500	Inverness Medical Innovation	16,585

400	Lincare Holdings, (2)	11,360

23

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

100	Zimmer Holdings, Inc., (2)	$6,805
	Total Health Care Equipment & Supplies	3,581,977

	Health Care Providers & Services – 0.3%

1,600	Aetna Inc.	64,848

300	Brookdale Senior Living Inc.	6,108

3,200	CIGNA Corporation	113,248

1,300	Community Health Systems Inc., (2)	42,874

3,400	Coventry Health Care, Inc., (2)	103,428

400	Davita Inc., (2)	21,252

5,200	Health Management Associates Inc., (2)	33,852

2,600	Humana Inc., (2)	103,402

1,600	Lifepoint Hospitals Inc., (2)	45,280

100	McKesson HBOC Inc.	5,591

100	Pediatrix Medical Group Inc., (2)	4,923

100	Quest Diagnostics Incorporated	4,847

2,200	Tenet Healthcare Corporation, (2)	12,232

11,700	UnitedHealth Group Incorporated	307,125

700	Universal Health Services, Inc., Class B	44,254

10,400	Wellpoint Inc., (2)	495,664
	Total Health Care Providers & Services	1,408,928

	Health Care Technology – 0.0%

1,100	Health Corporation, (2)	12,452

100	IMS Health Incorporated	2,330
	Total Health Care Technology	14,782

	Hotels, Restaurants & Leisure – 0.3%

10,300	Carnival Corporation	339,488

200	Choice Hotels International, Inc.	5,300

51,347	Intercontinental Hotels Group PLC, ADR	684,456

400	Intl Speedway Corporation	15,612

1,300	McDonald’s Corporation	73,086

800	MGM Mirage Inc., (2)	27,112

7,400	Royal Caribbean Cruises Limited	166,278

4,600	Wyndham Worldwide Corporation	82,386
	Total Hotels, Restaurants & Leisure	1,393,718

	Household Durables – 0.3%

1,900	Black & Decker Corporation	109,269

18,600	D.R. Horton, Inc.	201,810

2,600	Fortune Brands Inc.	162,266

300	Harman International Industries Inc.	12,417

600	KB Home	10,158

3,800	Leggett and Platt Inc.	63,726

500	MDC Holdings Inc.	19,530

2,400	Mohawk Industries Inc., (2)	153,840

24

Shares	Description (1)	Value

	Household Durables (continued)

6,100	Newell Rubbermaid Inc.	$102,419

100	NVR Inc., (2)	50,008

1,400	Snap-on Incorporated	72,814

1,900	Stanley Works	85,177

600	Toll Brothers Inc.	11,238

3,500	Whirlpool Corporation	216,055
	Total Household Durables	1,270,727

	Household Products – 1.9%

300	Clorox Company	15,660

10,170	Colgate-Palmolive Company	702,747

31,550	Kimberly-Clark Corporation	1,886,059

94,050	Procter & Gamble Company	5,719,181
	Total Household Products	8,323,647

	Independent Power Producers & Energy Traders – 0.0%

100	Constellation Energy Group	8,210

1,500	Mirant Corporation, (2)	58,725

3,200	NRG Energy Inc., (2)	137,280
	Total Independent Power Producers & Energy Traders	204,215

	Industrial Conglomerates – 3.0%

500	Carlisle Companies Inc.	14,500

351,385	General Electric Company	9,378,466

3,100	Genuine Parts Company	123,008

9,975	Siemens AG, Sponsored ADR	1,098,547

400	Teleflex Inc.	22,236

52,850	Textron Inc.	2,533,101

1,400	Tyco International Ltd.	56,056
	Total Industrial Conglomerates	13,225,914

	Industrial REIT – 0.1%

1,900	AMB Property Corp.	95,722

5,300	ProLogis	288,055
	Total Industrial REIT	383,777

	Insurance – 5.5%

76,100	Ace Limited	4,192,349

44,440	AFLAC Incorporated	2,790,832

200	Alleghany Corporation, Term Loan	66,410

38,920	Allied World Assurance Holdings	1,542,010

77,250	Allstate Corporation	3,521,828

1,900	American Financial Group Inc.	50,825

20,700	American International Group, Inc.	547,722

300	American National Insurance Company	29,406

72,250	Aon Corporation	3,319,165

1,500	Arch Capital Group Limited, (2)	99,480

2,100	Arthur J. Gallagher & Co.	50,610

25

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Insurance (continued)

15,940	Assurant Inc.	$1,051,402

3,000	Axis Capital Holdings Limited	89,430

1,000	Brown & Brown Inc.	17,390

9,700	Chubb Corporation	475,397

5,100	Cincinnati Financial Corporation	129,540

600	CNA Financial Corporation	15,090

3,000	Conseco Inc., (2)	29,760

1,500	Endurance Specialty Holdings, Limited	46,185

700	Erie Indemnity Company	32,305

1,500	Everest Reinsurance Group Ltd	119,565

6,300	Fidelity National Title Group Inc., Class A	79,380

1,200	First American Corporation	31,680

8,600	Genworth Financial Inc., Class A	153,166

1,200	Hanover Insurance Group Inc.	51,000

5,800	Hartford Financial Services Group, Inc.	374,506

2,100	HCC Insurance Holdings Inc.	44,394

6,300	Lincoln National Corporation	285,516

7,100	Loews Corporation	332,990

200	Markel Corporation, (2)	73,400

10,800	Marsh & McLennan Companies, Inc.	286,740

900	MBIA Inc.	3,951

800	Mercury General Corporation	37,376

10,300	MetLife, Inc.	543,531

1,200	Nationwide Financial Services, Inc.	57,612

6,000	Old Republic International Corporation	71,040

700	OneBeacon Insurance Group Limited, Class A	12,299

1,600	PartnerRe Limited	110,608

800	Philadelphia Consolidated Holding Corporation, (2)	27,176

4,700	Principal Financial Group, Inc.	197,259

12,500	Progressive Corporation	234,000

1,600	Protective Life Corporation	60,880

6,100	Prudential Financial, Inc.	364,414

600	Reinsurance Group of America Inc.	26,112

1,600	RenaisasnceRE Holdings, Limited	71,472

2,600	SAFECO Corporation	174,616

1,300	StanCorp Financial Group Inc.	61,048

1,700	Torchmark Corporation	99,705

500	Transatlantic Holdings Inc.	28,235

16,000	Travelers Companies, Inc.	694,400

1,300	Unitrin, Inc.	35,841

72,590	Unum Group	1,484,466

100	White Mountain Insurance Group	42,900

2,300	WR Berkley Corporation	55,568

26

Shares	Description (1)	Value

	Insurance (continued)

1,900	XL Capital Ltd, Class A	$39,064
	Total Insurance	24,463,046

	Internet & Catalog Retail – 0.0%

2,200	Expedia, Inc., (2)	40,436

1,700	IAC/InterActiveCorp., (2)	32,776
	Total Internet & Catalog Retail	73,212

	IT Services – 0.2%

1,400	Affiliated Computer Services Inc., (2)	74,886

4,600	Computer Sciences Corporation, (2)	215,464

1,500	Convergys Corporation, (2)	22,290

300	DST Systems Inc., (2)	16,515

18,700	Electronic Data Systems Corporation	460,768

1,800	Fidelity National Information Services	66,438

2,600	SAIC, Inc., (2)	54,106
	Total IT Services	910,467

	Leisure Equipment & Products – 0.5%

7,100	Eastman Kodak Company	102,453

59,820	Hasbro, Inc.	2,136,770

4,900	Mattel, Inc.	83,888
	Total Leisure Equipment & Products	2,323,111

	Life Sciences Tools & Services – 0.0%

500	Charles River Laboratories International, Inc., (2)	31,960

1,100	Perkinelmer Inc.	30,635
	Total Life Sciences Tools & Services	62,595

	Machinery – 0.8%

22,050	AGCO Corporation, (2)	1,155,641

1,000	Crane Company	38,530

300	Danaher Corporation	23,190

8,900	Deere & Company	641,957

400	Dover Corporation	19,348

2,100	Eaton Corporation	178,437

400	Flowserve Corporation	54,680

1,800	Gardner Denver, Inc., (2)	102,240

100	IDEX Corporation	3,684

8,200	Illinois Tool Works Inc.	389,582

3,500	Ingersoll Rand Company Limited, Class A	131,005

700	ITT Industries Inc.	44,331

1,100	Kennametal Inc.	35,805

1,000	Oshkosh Truck Corporation	20,690

7,240	Parker Hannifin Corporation	516,357

1,600	Pentair, Inc.	56,032

1,400	Terex Corporation, (2)	71,918

2,100	Timken Company	69,174

27

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Machinery (continued)

2,100	Trinity Industries Inc.	$72,849
	Total Machinery	3,625,450

	Marine – 0.0%

1,100	Alexander and Bald, Inc.	50,105

700	Overseas Shipholding Group Inc.	55,664
	Total Marine	105,769

	Media – 3.6%

68,180	Cablevision Systems Corporation, (2)	1,540,868

16,700	CBS Corporation, Class B	325,483

2,800	Clear Channel Communications, Inc.	98,560

100	Clear Channel Outdoor Holdings Inc., Class A, (2)	1,783

42,000	Comcast Corporation, Class A	796,740

5,600	Discovery Holding Company, Series A, (2)	122,976

800	E.W. Scripps Company, Class A	33,232

1,500	Echostar Holding Corporation, Class A, (2)	46,830

10,400	Gannett Company Inc.	225,368

500	Hearst-Argyle Television Inc.	9,600

200	Interpublic Group Companies, Inc., (2)	1,720

6,900	Liberty Global Inc, A Shares, (2)	216,867

4,400	Liberty Media Holding Corporation Capital, Class A, (2)	63,360

5,500	Liberty Media Holding Corporation Interactive, Class A, (2)	81,180

700	McGraw-Hill Companies, Inc.	28,084

300	Meredith Corporation	8,487

3,300	New York Times, Class A	50,787

204,100	News Corporation, Class A	3,069,664

60,400	Omnicom Group Inc.	2,710,752

1,600	Regal Entertainment Group, Class A	24,448

2,400	Time Warner Cable, Class A, (2)	63,552

85,400	Time Warner Inc.	1,263,920

119,350	Viacom Inc., Class B, (2)	3,644,949

12,600	Virgin Media, Inc.	171,486

51,310	Walt Disney Company	1,600,872

300	Warner Music Group Corporation	2,142

100	Washington Post Company	58,690
	Total Media	16,262,400

	Metals & Mining – 2.2%

5,000	Alcoa Inc.	178,100

1,000	Carpenter Technology Inc.	43,650

400	Century Aluminum Company, (2)	26,596

25,050	Commercial Metals Company	944,385

45,200	Freeport-McMoRan Copper & Gold, Inc.	5,296,988

4,500	Nucor Corporation	336,015

1,300	Reliance Steel & Aluminum Company	100,217

28

Shares	Description (1)	Value

	Metals & Mining (continued)

400	Schnitzer Steel Industries, Inc.	$45,840

2,800	Steel Dynamics Inc.	109,396

700	Titanium Metals Corporation	9,793

14,530	United States Steel Corporation	2,684,853
	Total Metals & Mining	9,775,833

	Mortgage REIT – 0.3%

77,200	Annaly Capital Management Inc.	1,197,372

4,900	iStar Financial Inc.	64,729
	Total Mortgage REIT	1,262,101

	Multiline Retail – 0.8%

2,700	Family Dollar Stores, Inc.	53,838

18,800	Federated Department Stores, Inc.	365,096

6,600	J.C. Penney Company, Inc.	239,514

2,300	Kohl’s Corporation, (2)	92,092

900	Saks Inc., (2)	9,882

2,800	Sears Holding Corporation, (2)	206,248

55,050	Target Corporation	2,559,275
	Total Multiline Retail	3,525,945

	Multi-Utilities – 1.5%

6,400	CenterPoint Energy, Inc.	102,720

3,400	CMS Energy Corporation	50,660

12,700	Dominion Resources, Inc.	603,123

45,400	Duke Energy Corporation	789,052

4,600	Dynegy Inc., (2)	39,330

5,100	Energy East Corporation	126,072

2,500	Integrys Energy Group, Inc.	127,075

95,380	MDU Resources Group Inc.	3,324,947

2,500	National Fuel Gas Company	148,700

10,300	NiSource Inc.	184,576

2,800	NSTAR	94,696

1,400	ONEOK, Inc.	68,362

4,300	Puget Energy, Inc.	103,157

4,000	Scana Corporation	148,000

6,500	Sempra Energy	366,925

2,200	Vectren Corporation	68,662

3,200	Wisconsin Energy Corporation	144,704

13,800	Xcel Energy, Inc.	276,966
	Total Multi-Utilities	6,767,727

	Office Electronics – 0.1%

16,700	Xerox Corporation	226,452
	Office REIT – 0.1%

700	Alexandria Real Estate Equities Inc.	68,138

2,500	Boston Properties, Inc.	225,550

29

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Office REIT (continued)

2,700	Brandywine Realty Trust	$42,552

400	Digital Realty Trust Inc.	16,364

2,700	Douglas Emmett Inc.	59,319

8,000	HRPT Properties Trust	54,160

700	Kilroy Realty Corporation	32,921

1,900	Mack-Cali Realty Corporation	64,923

800	SL Green Realty Corporation	66,176
	Total Office REIT	630,103

	Oil, Gas & Consumable Fuels – 15.7%

10,500	Apache Corporation	1,459,500

29,900	BP Amoco PLC	2,080,143

49,390	Chesapeake Energy Corporation	3,257,764

131,140	Chevron Corporation	12,999,908

3,500	Cimarex Energy Company	243,845

50,700	ConocoPhillips	4,785,573

13,220	Continental Resources Inc., (2)	916,410

35,650	Devon Energy Corporation	4,283,704

13,500	El Paso Corporation	293,490

1,100	Encore Acquisition Company	82,709

9,690	EOG Resources, Inc.	1,271,328

134,400	Exxon Mobil Corporation	11,844,672

2,400	Forest Oil Corporation, (2)	178,800

36,430	Hess Corporation	4,597,102

95,250	Marathon Oil Corporation	4,940,618

600	Mariner Energy Inc.	22,182

26,720	Murphy Oil Corporation	2,619,896

2,900	Newfield Exploration Company, (2)	189,225

3,100	Noble Energy, Inc.	311,736

95,730	Occidental Petroleum Corporation	8,602,298

300	Petrohawk Energy Corporation, (2)	13,893

1,400	Pioneer Natural Resources Company	109,592

200	Plains Exploration & Production Company, (2)	14,594

900	St Mary Land and Exploration Company	58,176

4,200	Sunoco, Inc.	170,898

700	Teekay Shipping Corporation	31,626

9,100	Tesoro Petroleum Corporation	179,907

32,200	Valero Energy Corporation	1,325,996

43,875	XTO Energy, Inc.	3,005,876
	Total Oil, Gas & Consumable Fuels	69,891,461

	Paper & Forest Products – 0.2%

11,000	Domtar Corporation, (2)	59,950

17,100	International Paper Company	398,430

6,500	MeadWestvaco Corporation	154,960

30

Shares	Description (1)	Value

	Paper & Forest Products (continued)

2,400	Weyerhaeuser Company	$122,736
	Total Paper & Forest Products	736,076

	Personal Products – 0.4%

1,200	Alberto Culver Company	31,524

50,200	Avon Products, Inc.	1,808,204

400	NBTY Inc., (2)	12,824
	Total Personal Products	1,852,552

	Pharmaceuticals – 6.0%

100	Barr Laboratories Inc., (2)	4,508

97,980	Bristol-Myers Squibb Company	2,011,529

49,740	Eli Lilly and Company	2,295,998

300	Endo Pharmaceuticals Holdings Inc., (2)	7,257

1,800	Forest Laboratories, Inc., (2)	62,532

103,200	Johnson & Johnson	6,639,888

1,700	King Pharmaceuticals Inc., (2)	17,799

9,000	Merck & Co. Inc.	339,210

2,300	Mylan Laboratories Inc., (2)	27,761

228,200	Pfizer Inc.	3,986,654

169,400	Schering-Plough Corporation	3,335,486

46,710	Watson Pharmaceuticals Inc., (2)	1,269,111

139,200	Wyeth	6,676,032
	Total Pharmaceuticals	26,673,765

	Real Estate Management & Development – 0.0%

300	CB Richard Ellis Group, Inc., Class A, (2)	5,760

400	Jones Lang LaSalle Inc.	24,076

100	St Joe Company, (2)	3,432
	Total Real Estate Management & Development	33,268

	Residential REIT – 0.3%

700	Apartment Investment & Management Company, Class A	23,842

600	AvalonBay Communities, Inc.	53,496

900	BRE Properties, Inc.	38,952

200	Camden Property Trust	8,852

5,600	Equity Residential	214,312

8,080	Essex Property Trust Inc.	860,520

2,500	UDR Inc.	55,950
	Total Residential REIT	1,255,924

	Retail REIT – 0.4%

1,700	CBL & Associates Properties Inc.	38,828

1,400	Developers Diversified Realty Corporation	48,594

300	Federal Realty Investment Trust	20,700

500	General Growth Properties Inc.	17,523

3,400	Kimco Realty Corporation	117,368

1,000	Regency Centers Corporation	59,120

31

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Retail REIT (continued)

10,900	Simon Property Group, Inc.	$979,801

14,110	Taubman Centers Inc.	686,452

2,200	Weingarten Realty Investors Trust	66,704
	Total Retail REIT	2,035,090

	Road & Rail – 2.0%

100	Avis Budget Group Inc., (2)	837

28,350	Burlington Northern Santa Fe Corporation	2,831,882

800	Con-Way, Inc.	37,808

52,020	CSX Corporation	3,267,376

4,200	Hertz Global Holdings, Inc., (2)	40,320

400	Kansas City Southern Industries, (2)	17,596

3,400	Norfolk Southern Corporation	213,078

25,560	Ryder System, Inc.	1,760,573

7,640	Union Pacific Corporation	576,820
	Total Road & Rail	8,746,290

	Semiconductors & Equipment – 0.8%

1,900	Atmel Corporation, (2)	6,612

1,100	Cree, Inc., (2)	25,091

1,900	Fairchild Semiconductor International Inc., Class A, (2)	22,287

1,200	Integrated Device Technology, Inc., (2)	11,928

7,100	Intel Corporation	152,508

700	International Rectifier Corporation, (2)	13,440

600	Intersil Holding Corporation, Class A	14,592

800	Lam Research Corporation, (2)	28,920

800	LSI Logic Corporation, (2)	4,912

37,300	Micron Technology, Inc., (2)	223,800

900	Novellus Systems, Inc., (2)	19,071

700	QLogic Corporation, (2)	10,213

1,000	Teradyne Inc., (2)	11,070

101,900	Texas Instruments Incorporated	2,869,504
	Total Semiconductors & Equipment	3,413,948

	Software – 0.1%

1,400	Amdocs Limited, (2)	41,188

900	CA Inc.	20,781

5,400	Cadence Design Systems, Inc., (2)	54,540

2,500	Compuware Corporation, (2)	23,850

3,200	Novell Inc., (2)	18,848

10,700	Symantec Corporation, (2)	207,045

1,800	Synopsys Inc., (2)	43,038
	Total Software	409,290

	Specialized REIT – 0.9%

5,700	Health Care Property Investors Inc.	181,317

2,600	Health Care REIT, Inc.	115,700

32

Shares	Description (1)	Value

	Specialized REIT (continued)

4,000	Hospitality Properties Trust	$97,840

154,550	Host Hotels & Resorts Inc.	2,109,608

3,300	Nationwide Health Properties, Inc.	103,917

1,800	Plum Creek Timber Company	76,878

1,600	Public Storage, Inc.	129,264

21,560	Rayonier Inc.	915,438

2,100	Ventas Inc.	89,397
	Total Specialized REIT	3,819,359

	Specialty Retail – 0.7%

2,800	American Eagle Outfitters, Inc.	38,164

300	Ann Taylor Stores Corporation, (2)	7,188

5,000	AutoNation Inc., (2)	50,100

800	Barnes & Noble Inc.	19,872

700	Bed Bath and Beyond Inc., (2)	19,670

3,000	Foot Locker, Inc.	37,350

1,700	Gap, Inc.	28,339

82,920	Home Depot, Inc.	1,941,986

4,400	Limited Brands, Inc.	74,140

28,300	Lowe’s Companies, Inc.	587,225

10,200	Office Depot, Inc., (2)	111,588

1,600	OfficeMax Inc.	22,240

1,500	O’Reilly Automotive Inc., (2)	33,525

1,400	Penske Auto Group, Inc.	20,636

200	Phillips-Van Heusen Corporation	7,324

4,700	RadioShack Corporation	57,669

700	Staples, Inc.	16,625

1,400	Williams-Sonoma Inc.	27,776
	Total Specialty Retail	3,101,417

	Textiles, Apparel & Luxury Goods – 0.0%

2,200	Jones Apparel Group, Inc.	30,250

2,100	Liz Claiborne, Inc.	29,715

1,300	VF Corporation	92,534
	Total Textiles, Apparel & Luxury Goods	152,499

	Thrifts & Mortgage Finance – 0.8%

2,000	Astoria Financial Corporation	40,160

400	Capitol Federal Financial	15,044

17,500	Countrywide Financial Corporation	74,375

4,400	Federal National Mortgage Association	85,844

186,740	Hudson City Bancorp, Inc.	3,114,823

200	MGIC Investment Corporation	1,222

11,100	New York Community Bancorp, Inc.	198,024

6,700	People’s United Financial, Inc.	104,520

2,000	TFS Financial Corporation	23,180

33

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

2,900	Washington Federal Inc.	$52,490
	Total Thrifts & Mortgage Finance	3,709,682

	Tobacco – 1.5%

64,260	Altria Group, Inc.	1,321,186

71,420	Philip Morris International, (2)	3,527,434

3,900	Reynolds American Inc.	182,013

33,080	UST Inc.	1,806,499
	Total Tobacco	6,837,132

	Trading Companies & Distributors – 0.0%

1,100	GATX Corporation	48,763

1,300	United Rentals Inc., (2)	25,493

400	WESCO International Inc., (2)	16,016
	Total Trading Companies & Distributors	90,272

	Water Utilities – 0.0%

4,100	American Water Works Company	90,938

700	Aqua America Inc.	11,179
	Total Water Utilities	102,117

	Wireless Telecommunication Services – 1.1%

4,100	Crown Castle International Corporation, (2)	158,793

300	Leap Wireless International, Inc.	12,951

1,300	Telephone and Data Systems Inc.	61,451

400	United States Cellular Corporation, (2)	22,620

153,150	Vodafone Group PLC, Sponsored ADR	4,511,799
	Total Wireless Telecommunication Services	4,767,614

	Total Common Stocks (cost $422,752,477)	431,446,333

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 1.5%

100,000	I-Shares Russell 1000 Value Index Fund	$6,905,000
	Total Investment Companies (cost $7,214,632)	6,905,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.5%

$6,662	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $6,661,823, collateralized by $6,490,000 U.S. Treasury Notes, 4.500%, due 5/15/17, value $6,798,275	1.350%	7/01/08	$6,661,573

	Total Short-Term Investments (cost $6,661,573)			6,661,573

	Total Investments (cost $436,628,682) – 99.6%			445,012,906

	Other Assets Less Liabilities – 0.4%			1,809,153

	Net Assets – 100%			$446,822,059

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

34

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund

(currently known as Nuveen Conservative Allocation Fund)

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 38.9%

	Aerospace & Defense – 0.4%

5,950	Honeywell International Inc.	$299,166
	Beverages – 1.3%

13,750	PepsiCo, Inc.	874,363
	Building Products – 0.6%

25,450	Masco Corporation	400,329
	Capital Markets – 3.9%

20,667	Bank of New York Company, Inc.	781,833

2,850	Goldman Sachs Group, Inc.	498,465

28,600	JPMorgan Chase & Co.	981,266

8,605	Morgan Stanley	310,382
	Total Capital Markets	2,571,946

	Chemicals – 1.6%

24,000	E.I. Du Pont de Nemours and Company	1,029,360
	Commercial Banks – 1.3%

11,150	SunTrust Banks, Inc.	403,853

20,450	Wells Fargo & Company	485,688
	Total Commercial Banks	889,541

	Communication Equipment – 1.1%

30,650	Cisco Systems, Inc., (2)	712,918
	Computers & Peripherals – 1.3%

20,050	Hewlett-Packard Company	886,410
	Consumer Finance – 0.6%

11,000	Capital One Financial Corporation	418,110
	Diversified Telecommunication Services – 1.8%

34,262	AT&T Inc.	1,154,286
	Electronic Equipment & Instruments – 0.6%

11,850	Tyco Electronics, Limited	424,466
	Energy Equipment & Services – 1.2%

9,250	Baker Hughes Incorporated	807,895
	Food & Staples Retailing – 0.9%

14,750	CVS Caremark Corporation	583,658
	Health Care Equipment & Supplies – 0.6%

8,050	Covidien Limited	385,515
	Hotels, Restaurants & Leisure – 0.2%

10,182	Intercontinental Hotels Group PLC, ADR	135,726
	Household Products – 1.2%

12,650	Procter & Gamble Company	769,247
	Industrial Conglomerates – 2.4%

32,448	General Electric Company	866,037

2,050	Siemens AG, Sponsored ADR	225,767

10,550	Textron Inc.	505,662
	Total Industrial Conglomerates	1,597,466

35

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

(currently known as Nuveen Conservative Allocation Fund)

June 30, 2008

Shares	Description (1)	Value

	Insurance – 1.8%

11,000	Ace Limited	$605,990

12,700	Allstate Corporation	578,993
	Total Insurance	1,184,983

	Media – 2.8%

37,550	News Corporation, Class A	564,752

12,050	Omnicom Group Inc.	540,804

23,100	Viacom Inc., Class B, (2)	705,474
	Total Media	1,811,030

	Multiline Retail – 0.8%

10,850	Target Corporation	504,417
	Oil, Gas & Consumable Fuels – 4.9%

6,000	BP Amoco PLC	417,420

10,550	Exxon Mobil Corporation	929,772

14,250	Marathon Oil Corporation	739,148

7,000	Occidental Petroleum Corporation	629,020

7,687	XTO Energy, Inc.	526,636
	Total Oil, Gas & Consumable Fuels	3,241,996

	Personal Products – 0.6%

10,100	Avon Products, Inc.	363,802
	Pharmaceuticals – 4.1%

12,500	Johnson & Johnson	804,250

33,900	Schering-Plough Corporation	667,491

25,450	Wyeth	1,220,580
	Total Pharmaceuticals	2,692,321

	Semiconductors & Equipment – 0.9%

20,150	Texas Instruments Incorporated	567,424
	Specialized REIT – 0.6%

27,200	Host Hotels & Resorts Inc.	371,280
	Wireless Telecommunication Services – 1.4%

30,700	Vodafone Group PLC, Sponsored ADR	904,422
	Total Common Stocks (cost $25,798,075)	25,582,077

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)	Value

	MUNICIPAL BONDS – 59.7%

	Alaska – 1.2%

$895	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3	$812,554
	California – 7.3%

1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	AA	828,930

500	Calleguas-Las Virgenes Public Finance Authority, California, Water Revenue Bonds, Calleguas Municipal Water District, Series 2003B, 5.250%, 7/01/19 – MBIA Insured	7/13 at 100.00	AA+	524,965

36

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)		Value

	California (continued)

$420	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB		$375,207

250	M-S-R Public Power Agency, California, Revenue Refunding Bonds, San Juan Project, Series 2001I, 5.000%, 7/01/17 – MBIA Insured	7/11 at 100.00	AA		258,580

250	Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 – MBIA Insured (ETM)	No Opt. Call	AA	(5)	266,090

1,495	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – MBIA Insured	7/08 at 101.00	AA		1,513,058

800	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 5.700%, 9/01/11 (Pre-refunded 9/01/09)	9/09 at 101.00	N/R	(5)	833,592

250	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3		220,020
4,965	Total California				4,820,442
	Colorado – 6.5%

750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	A		725,700

250	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	BBB+		250,270

1,000	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A, 6.000%, 1/01/13 – MBIA Insured (Alternative Minimum Tax)	1/09 at 101.00	AA		1,016,900

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
370	0.000%, 9/01/28 – MBIA Insured	9/20 at 63.98	AA		113,623
2,000	0.000%, 3/01/36 – MBIA Insured	9/2 at 100.00	AA		380,300

2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – MBIA Insured	No Opt. Call	AA		1,754,738

160	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 (Pre-refunded 6/15/11) – AMBAC Insured	6/11 at 38.04	AA	(5)	54,350
6,530	Total Colorado				4,295,881
	District of Columbia – 0.6%

255	District of Columbia, General Obligation Refunding Bonds, Series 1994A-1, 6.500%, 6/01/10 – MBIA Insured	No Opt. Call	AAA		271,037

130	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21 (Pre-refunded 10/01/08) – AMBAC Insured	10/08 at 101.00	AA	(5)	132,301
385	Total District of Columbia				403,338
	Florida – 1.3%

500	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/11	No Opt. Call	Aa1		526,060

350	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36	11/11 at 101.00	AA		352,909
850	Total Florida				878,969
	Idaho – 0.0%

30	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative Minimum Tax)	7/08 at 101.00	Aa3		30,737
	Illinois – 5.9%

745	Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10 – FGIC Insured (ETM)	No Opt. Call	N/R	(5)	788,687

37

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

(currently known as Nuveen Conservative Allocation Fund)

June 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)		Value

	Illinois (continued)

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
$2,205	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–		$940,102
2,205	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	Aaa		699,889

	Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago, Series 1998:
270	5.200%, 8/01/11 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(5)	270,772
200	5.250%, 8/01/12 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(5)	200,580
580	5.300%, 8/01/13 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(5)	581,705

120	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.000%, 5/15/10	No Opt. Call	Baa3		124,961

250	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 6.000%, 7/01/17	7/12 at 100.00	A–		261,503
6,575	Total Illinois				3,868,199
	Indiana – 1.6%

300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	N/R		273,018

860	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – MBIA Insured	8/08 at 101.00	AA		804,814
1,160	Total Indiana				1,077,832
	Iowa – 1.3%

970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BBB–		870,633
	Louisiana – 0.5%

340	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA		345,593
	Maine – 0.4%

255	Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries, Series 1997A, 6.000%, 3/01/11 – MBIA Insured (Alternative Minimum Tax)	9/08 at 101.00	AA		258,231
	Massachusetts – 2.1%

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		867,592

495	Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%, 1/01/17 – MBIA Insured	7/08 at 100.00	AA		499,113
1,380	Total Massachusetts				1,366,705
	Michigan – 2.4%

540	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – XLCA Insured	4/13 at 100.00	BBB		538,110

465	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2005B, 5.000%, 7/15/11	No Opt. Call	AA		483,209

540	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.000%, 8/15/13	8/08 at 101.00	BB–		532,899
1,545	Total Michigan				1,554,218
	Minnesota – 0.8%

500	Minnesota, General Obligation Bonds, Series 1998, 5.000%, 11/01/17 (Pre-refunded 11/01/08)	11/08 at 100.00	AAA		505,500
	Mississippi – 0.7%

500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – XLCA Insured	3/16 at 100.00	Baa2		480,230

38

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)		Value

	Missouri – 1.3%

$1,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA		$367,400

500	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/21 – MBIA Insured	1/16 at 100.00	AA		497,245
1,500	Total Missouri				864,645
	Nevada – 0.8%

480	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.125%, 7/01/17 – AMBAC Insured	7/13 at 100.00	AA		504,600

10	Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative Minimum Tax)	10/08 at 101.00	Aa2		10,117
490	Total Nevada				514,717
	New Jersey – 1.2%

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/22 – FSA Insured	No Opt. Call	AAA		539,530

225	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		239,558
725	Total New Jersey				779,088
	New York – 2.0%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	N/R		506,300

295	New York City, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10	8/08 at 100.50	AA		298,620

500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16	6/11 at 100.00	AA–		519,200
1,295	Total New York				1,324,120
	North Carolina – 1.0%

580	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)	No Opt. Call	AAA		625,937
	Ohio – 1.9%

250	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.750%, 1/01/22	7/13 at 100.00	AA–		262,378

1,000	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	8/08 at 101.00	BBB+		1,005,490
1,250	Total Ohio				1,267,868
	Oklahoma – 0.7%

470	Edmond Public Works Authority, Oklahoma, Utility System Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19 (Pre-refunded 7/01/09) – AMBAC Insured	7/09 at 100.00	AA	(5)	487,885
	Oregon – 0.5%

325	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2		327,556
	Pennsylvania – 1.0%

220	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/13 at 100.00	Baa1		234,782

40	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	Baa1	(5)	43,977

360	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Health System Revenue Bonds, Series 1998A, Jefferson Health System, 5.125%, 5/15/21 – MBIA Insured	5/09 at 100.50	AA		363,881
620	Total Pennsylvania				642,640

39

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund (continued)

(currently known as Nuveen Conservative Allocation Fund)

June 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)		Value

	South Carolina – 4.1%

$250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	A		$255,368

1,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)	12/12 at 101.00	AA–	(5)	1,110,570

500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 – MBIA Insured	8/14 at 100.00	AA		519,690

750	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB		791,393
2,500	Total South Carolina				2,677,021
	Texas – 5.3%

2,000	Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)	11/08 at 100.00	Aa3		2,004,297

500	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AAA		530,435

1,550	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/30 – MBIA Insured	No Opt. Call	AA		404,922

630	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	AA		178,126

335	Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%, 8/01/20 – MBIA Insured	8/14 at 100.00	A2		351,780
5,015	Total Texas				3,469,560
	Utah – 0.4%

260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	A		253,035
	Virginia – 1.6%

250	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Refunding Bonds, Inova Health System, Series 1998A, 5.000%, 8/15/25	8/08 at 101.00	AA+		250,015

830	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds, Series 1998B, 5.000%, 10/01/28 – MBIA Insured (Alternative Minimum Tax)	10/08 at 101.00	AA		787,388
1,080	Total Virginia				1,037,403
	Washington – 3.6%

1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/09 at 101.00	AAA		1,236,323

465	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	A–		467,418

650	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB		658,119
2,375	Total Washington				2,361,860

40

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (4)	Value

	West Virginia – 0.7%

$500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	AA	$467,805
	Wisconsin – 1.0%

625	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.375%, 6/01/32	6/12 at 100.00	BBB	627,206
$46,490	Total Municipal Bonds (cost $39,679,958)			39,297,408
	Total Investments (cost $65,478,033) – 98.6%			64,879,485

	Other Assets Less Liabilities – 1.4%			939,018

	Net Assets – 100%			$65,818,503

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of June 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
N/R	Not rated.

(ETM)	Escrowed to maturity.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

41

Portfolio of Investments

Nuveen Balanced Stock and Bond Fund

(currently known as Nuveen Moderate Allocation Fund)

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 57.9%

	Aerospace & Defense – 0.7%

7,350	Honeywell International Inc.	$369,558
	Beverages – 1.9%

15,650	PepsiCo, Inc.	995,184
	Building Products – 0.9%

29,500	Masco Corporation	464,035
	Capital Markets – 5.8%

24,663	Bank of New York Company, Inc.	933,001

3,400	Goldman Sachs Group, Inc.	594,660

33,900	JPMorgan Chase & Co.	1,163,109

9,904	Morgan Stanley	357,237
	Total Capital Markets	3,048,007

	Chemicals – 2.3%

28,200	E.I. Du Pont de Nemours and Company	1,209,498
	Commercial Banks – 2.0%

12,950	SunTrust Banks, Inc.	469,049

24,550	Wells Fargo & Company	583,063
	Total Commercial Banks	1,052,112

	Communications Equipment – 1.6%

36,500	Cisco Systems, Inc., (2)	848,990
	Computers & Peripherals – 2.0%

23,850	Hewlett-Packard Company	1,054,409
	Consumer Finance – 1.0%

13,200	Capital One Financial Corporation	501,732
	Diversified Telecommunication Services – 2.7%

41,045	AT&T Inc.	1,382,806
	Electronic Equipment & Instruments – 1.0%

14,050	Tyco Electronics, Limited	503,271
	Energy Equipment & Services – 1.8%

11,000	Baker Hughes Incorporated	960,740
	Food & Staples Retailing – 1.3%

16,850	CVS Caremark Corporation	666,755
	Health Care Equipment & Supplies – 0.9%

9,500	Covidien Limited	454,955
	Hotels, Restaurants & Leisure – 0.3%

12,169	Intercontinental Hotels Group PLC, ADR	162,213
	Household Products – 1.8%

15,000	Procter & Gamble Company	912,150
	Industrial Conglomerates – 3.7%

40,097	General Electric Company	1,070,189

2,250	Siemens AG, Sponsored ADR	247,793

12,500	Textron Inc.	599,125
	Total Industrial Conglomerates	1,917,107

42

Shares	Description (1)	Value

	Insurance – 2.7%

13,200	Ace Limited	$727,188

14,950	Allstate Corporation	681,571
	Total Insurance	1,408,759

	Media – 4.1%

44,000	News Corporation, Class A	661,760

13,800	Omnicom Group Inc.	619,344

27,500	Viacom Inc., Class B, (2)	839,850
	Total Media	2,120,954

	Multiline Retail – 1.1%

12,800	Target Corporation	595,071
	Oil, Gas & Consumable Fuels – 7.3%

7,000	BP Amoco PLC	486,990

12,350	Exxon Mobil Corporation	1,088,406

16,650	Marathon Oil Corporation	863,636

8,350	Occidental Petroleum Corporation	750,331

9,037	XTO Energy, Inc.	619,125
	Total Oil, Gas & Consumable Fuels	3,808,488

	Personal Products – 0.8%

11,800	Avon Products, Inc.	425,035
	Pharmaceuticals – 6.0%

14,800	Johnson & Johnson	952,232

39,750	Schering-Plough Corporation	782,678

29,200	Wyeth	1,400,432
	Total Pharmaceuticals	3,135,342

	Specialized REIT – 0.9%

32,450	Host Hotels & Resorts Inc.	442,942
	Semiconductors & Equipment – 1.3%

24,000	Texas Instruments Incorporated	675,839
	Wireless Telecommunication Services – 2.0%

36,000	Vodafone Group PLC, Sponsored ADR	1,060,560
	Total Common Stocks (cost $30,612,545)	30,176,512

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 40.7%

$2,935	U.S. Treasury Bonds	7.250%	5/15/16	Aaa	$3,607,070

2,350	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	3,028,562

1,880	U.S. Treasury Bonds	6.000%	2/15/26	Aaa	2,202,392

2,400	U.S. Treasury Notes	4.750%	11/15/08	Aaa	2,423,813

2,170	U.S. Treasury Notes	3.875%	5/15/09	Aaa	2,198,992

3,880	U.S. Treasury Notes	5.750%	8/15/10	Aaa	4,127,656

3,435	U.S. Treasury Notes	4.250%	11/15/13	Aaa	3,585,821
$19,050	Total U.S. Government and Agency Obligations (cost $19,895,398)				21,174,306

43

Portfolio of Investments

Nuveen Balanced Stock and Bond Fund (continued)

(currently known as Nuveen Moderate Allocation Fund)

June 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$830	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $829,880, collateralized by $810,000 U.S. Treasury Notes, 4.500%, due 5/15/17, value $848,475	1.350%	7/01/08	$829,849

	Total Short-Term Investments (cost $829,849)			829,849

	Total Investments (cost $51,337,792) – 100.2%			52,180,667

	Other Assets Less Liabilities – (0.2)%			(105,671)

	Net Assets – 100%			$52,074,996

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

44

Statement of Assets and Liabilities

June 30, 2008

	Multi-Manager Large-Cap Value	Municipal and Stock (1)	Stock and Bond (2)
Assets
Investments, at value (cost $436,628,682, $65,478,033 and $51,337,792, respectively)	$445,012,906	$64,879,485	$52,180,667
Cash	—	454,720	—
Receivables:
Dividends	808,960	66,655	77,710
Interest	250	577,823	261,701
Investments sold	36,967,229	30,000	57,485
Reclaims	19,025	—	—
Shares sold	130,105	40,991	76,023
Other assets	149,054	26,246	14,689
Total assets	483,087,529	66,075,920	52,668,275
Liabilities
Payables:
Investments purchased	34,884,250	—	47,855
Shares redeemed	563,018	118,812	379,239
Accrued expenses:
Management fees	277,318	16,934	21,711
12b-1 distribution and service fees	113,028	21,038	17,243
Other	427,856	69,262	49,539
Dividends payable	—	31,371	77,692
Total liabilities	36,265,470	257,417	593,279
Net assets	$446,822,059	$65,818,503	$52,074,996
Class A Shares
Net assets	$389,240,328	$52,785,381	$29,612,341
Shares outstanding	17,277,396	2,310,636	1,325,097
Net asset value per share	$22.53	$22.84	$22.35
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.90	$24.23	$23.71
Class B Shares
Net assets	$8,890,987	$3,480,466	$5,535,004
Shares outstanding	406,029	142,481	247,706
Net asset value and offering price per share	$21.90	$24.43	$22.35
Class C Shares
Net assets	$25,006,822	$8,191,749	$7,265,327
Shares outstanding	1,144,098	335,810	324,799
Net asset value and offering price per share	$21.86	$24.39	$22.37
Class I Shares (3)
Net assets	$23,683,922	$1,360,907	$9,662,324
Shares outstanding	1,046,240	61,180	432,395
Net asset value and offering price per share	$22.64	$22.24	$22.35

Net Assets Consist of:
Capital paid-in	$408,863,445	$65,125,860	$50,752,091
Undistributed (Over-distribution of) net investment income	3,610,339	373,852	(297,012)
Accumulated net realized gain (loss) from investments	25,964,051	917,339	777,042
Net unrealized appreciation (depreciation) of investments	8,384,224	(598,548)	842,875
Net assets	$446,822,059	$65,818,503	$52,074,996

(1)	Effective July 7, 2008, the Nuveen Balanced Municipal and Stock Fund changed its name to Nuveen Conservative Allocation Fund.
(2)	Effective August 1, 2008, the Nuveen Balanced Stock and Bond Fund changed its name to Nuveen Moderate Allocation Fund.
(3)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

45

Statement of Operations

Year Ended June 30, 2008

	Multi-Manager Large-Cap Value	Municipal and Stock (1)	Stock and Bond (2)
Investment Income
Dividends (net of foreign tax withheld of $86,933, $11,527 and $12,781, respectively)	$12,403,062	$746,222	$825,135
Interest	281,630	2,052,426	1,092,310
Total investment income	12,684,692	2,798,648	1,917,445
Expenses
Management fees	3,945,199	539,821	419,405
12b-1 service fees – Class A	1,125,643	145,538	81,386
12b-1 distribution and service fees – Class B	130,420	47,883	59,626
12b-1 distribution and service fees – Class C	285,790	90,020	79,561
Shareholders’ servicing agent fees and expenses	600,743	59,809	59,749
Custodian’s fees and expenses	141,915	42,160	20,497
Trustees’ fees and expenses	12,291	1,931	1,420
Professional fees	88,111	19,852	16,823
Shareholders’ reports – printing and mailing expenses	243,524	22,352	24,075
Federal and state registration fees	92,073	67,504	66,770
Other expenses	22,005	4,528	3,813
Total expenses before custodian fee credit and expense reimbursement	6,687,714	1,041,398	833,125
Custodian fee credit	(4,316)	(20,193)	(799)
Expense reimbursement	—	(34,628)	(50,589)
Net expenses	6,683,398	986,577	781,737
Net investment income	6,001,294	1,812,071	1,135,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	46,928,398	2,127,878	2,148,936
Change in net unrealized appreciation (depreciation) of investments	(109,626,987)	(8,520,958)	(6,894,384)
Net realized and unrealized gain (loss)	(62,698,589)	(6,393,080)	(4,745,448)
Net increase (decrease) in net assets from operations	$(56,697,295)	$(4,581,009)	$(3,609,740)

(1)	Effective July 7, 2008, the Nuveen Balanced Municipal and Stock Fund changed its name to Nuveen Conservative Allocation Fund.
(2)	Effective August 1, 2008, the Nuveen Balanced Stock and Bond Fund changed its name to Nuveen Moderate Allocation Fund.

See accompanying notes to financial statements.

46

Statement of Changes in Net Assets

	Multi-Manager Large-Cap Value
	Year Ended 6/30/08	Year Ended 6/30/07
Operations
Net investment income	$6,001,294	$6,412,687
Net realized gain (loss) from investments	46,928,398	76,534,871
Change in net unrealized appreciation (depreciation) of investments	(109,626,987)	24,730,433
Net increase (decrease) in net assets from operations	(56,697,295)	107,677,991
Distributions to Shareholders
From net investment income:
Class A	(5,435,774)	(4,392,794)
Class B	(43,212)	(42,199)
Class C	(93,919)	(57,080)
Class I (1)	(424,963)	(345,055)
From accumulated net realized gains:
Class A	(69,843,284)	(40,781,978)
Class B	(2,094,917)	(2,008,149)
Class C	(4,505,945)	(2,703,325)
Class I (1)	(4,268,174)	(2,473,004)
Decrease in net assets from distributions to shareholders	(86,710,188)	(52,803,584)
Fund Share Transactions
Proceeds from sale of shares	34,460,397	31,514,790
Proceeds from shares issued to shareholders due to reinvestment of distributions	63,939,667	38,522,404
	98,400,064	70,037,194
Cost of shares redeemed	(81,247,290)	(73,645,052)
Net increase (decrease) in net assets from Fund share transactions	17,152,774	(3,607,858)
Net increase (decrease) in net assets	(126,254,709)	51,266,549
Net assets at the beginning of year	573,076,768	521,810,219
Net assets at the end of year	$446,822,059	$573,076,768
Undistributed (Over-distribution of) net investment income at the end of year	$3,610,339	$3,643,122

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

47

Statement of Changes in Net Assets

	Municipal and Stock (1)		Stock and Bond (2)
	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/08	Year Ended 6/30/07
Operations
Net investment income	$1,812,071	$1,966,431	$1,135,708	$1,175,779
Net realized gain (loss) from investments	2,127,878	4,718,378	2,148,936	5,193,418
Change in net unrealized appreciation (depreciation) of investments	(8,520,958)	1,283,251	(6,894,384)	1,270,350
Net increase (decrease) in net assets from operations	(4,581,009)	7,968,060	(3,609,740)	7,639,547
Distributions to Shareholders
From net investment income:
Class A	(1,587,051)	(1,623,074)	(735,128)	(764,847)
Class B	(69,672)	(146,444)	(88,440)	(108,071)
Class C	(133,017)	(162,325)	(119,994)	(119,957)
Class I (3)	(46,479)	(44,672)	(267,654)	(264,636)
From accumulated net realized gains:
Class A	(1,673,617)	—	(2,893,413)	(1,958,406)
Class B	(125,373)	—	(506,849)	(431,620)
Class C	(244,548)	—	(713,526)	(477,052)
Class I (3)	(42,817)	—	(925,907)	(600,140)
Decrease in net assets from distributions to shareholders	(3,922,574)	(1,976,515)	(6,250,911)	(4,724,729)
Fund Share Transactions
Proceeds from sale of shares	5,775,698	8,065,057	9,934,186	8,200,987
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,132,749	1,445,739	4,812,675	3,273,179
	8,908,447	9,510,796	14,746,861	11,474,166
Cost of shares redeemed	(12,966,895)	(15,049,637)	(11,090,975)	(11,358,671)
Net increase (decrease) in net assets from Fund share transactions	(4,058,448)	(5,538,841)	3,655,886	115,495
Net increase (decrease) in net assets	(12,562,031)	452,704	(6,204,765)	3,030,313
Net assets at the beginning of year	78,380,534	77,927,830	58,279,761	55,249,448
Net assets at the end of year	$65,818,503	$78,380,534	$52,074,996	$58,279,761
Undistributed (Over-distribution of) net investment income at the end of year	$373,852	$398,038	$(297,012)	$(258,929)

(1)	Effective July 7, 2008, the Nuveen Balanced Municipal and Stock Fund changed its name to Nuveen Conservative Allocation Fund.
(2)	Effective August 1, 2008, the Nuveen Balanced Stock and Bond Fund changed its name to Nuveen Moderate Allocation Fund.
(3)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

48

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), (formerly Nuveen Large-Cap Value Fund), Nuveen Balanced Municipal and Stock Fund (“Municipal and Stock”) (currently Nuveen Conservative Allocation Fund) and Nuveen Balanced Stock and Bond Fund (“Stock and Bond”) (currently Nuveen Moderate Allocation Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

On May 1, 2008, as previously approved by the Board of Trustees, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund.

On July 31, 2007, the Board of Trustees of Multi-Manager Large-Cap Value approved Nuveen HydePark Group, LLC (“Nuveen HydePark”) and Symphony Asset Management (“Symphony”) as additional sub-advisors for the Fund. The sub-advisory agreements took effect on November 16, 2007.

Multi-Manager Large-Cap Value invested primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. Effective November 14, 2007, the Fund’s primary investment objective is to provide long-term capital appreciation. The Fund intends to pursue its investment objective by investing at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. In addition, the Fund may also invest up to 25% of its net assets in U.S. dollar-denominated non-U.S. equity securities.

Municipal and Stock invested in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invested in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When market quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If the pricing service is unable to supply a price for a fixed-income security, the Funds may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed

49

Notes to Financial Statements (continued)

the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable net investment income is declared and distributed to shareholders annually for Multi-Manager Large-Cap Value and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is ‘‘more-likely-than-not’’ (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended June 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period July 1, 2007 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including futures, forwards, options and swap transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

50

Zero Coupon Securities

Municipal and Stock and Stock and Bond are authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities, if any, are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	810,194	$20,952,783	589,796	$16,843,317
Class A – automatic conversion of Class B shares	95,820	2,611,838	211,410	6,045,121
Class B	49,593	1,283,529	52,323	1,446,438
Class C	174,454	4,304,545	120,847	3,341,766
Class I	205,183	5,307,702	132,239	3,838,148
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,239,141	55,693,165	1,181,266	33,095,021
Class B	57,503	1,382,961	45,561	1,242,036
Class C	102,686	2,465,511	52,581	1,430,796
Class I	175,694	4,398,030	97,833	2,754,551
	3,910,268	98,400,064	2,483,856	70,037,194
Shares redeemed:
Class A	(2,223,180)	(57,260,628)	(1,799,554)	(51,667,507)
Class B	(233,385)	(6,098,504)	(264,126)	(7,395,984)
Class B – automatic conversion to Class A shares	(98,311)	(2,611,838)	(216,354)	(6,045,121)
Class C	(199,454)	(5,027,951)	(185,679)	(5,219,044)
Class I	(390,974)	(10,248,369)	(114,704)	(3,317,396)
	(3,145,304)	(81,247,290)	(2,580,417)	(73,645,052)
Net increase (decrease)	764,964	$17,152,774	(96,561)	$(3,607,858)

51

Notes to Financial Statements (continued)

	Municipal and Stock
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	144,034	$3,561,688	132,891	$3,330,489
Class A – automatic conversion of Class B shares	30,256	744,559	125,746	3,112,482
Class B	7,118	187,254	4,823	128,147
Class C	44,722	1,186,819	46,026	1,232,209
Class I	4,085	95,378	10,720	261,730
Shares issued to shareholders due to reinvestment of distributions:
Class A	109,684	2,703,707	49,523	1,240,603
Class B	4,374	114,905	3,088	81,876
Class C	10,003	261,976	4,061	107,905
Class I	2,168	52,161	627	15,355
	356,444	8,908,447	377,505	9,510,796
Shares redeemed:
Class A	(363,913)	(8,963,389)	(351,285)	(8,742,712)
Class B	(56,867)	(1,503,160)	(95,718)	(2,546,404)
Class B – automatic conversion to Class A shares	(28,381)	(744,559)	(118,476)	(3,112,482)
Class C	(61,567)	(1,620,340)	(23,453)	(626,412)
Class I	(5,712)	(135,447)	(901)	(21,627)
	(516,440)	(12,966,895)	(589,833)	(15,049,637)
Net increase (decrease)	(159,996)	$(4,058,448)	(212,328)	$(5,538,841)

	Stock and Bond
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	177,010	$4,491,373	128,966	$3,383,402
Class A – automatic conversion of Class B shares	19,334	487,364	55,247	1,445,056
Class B	68,381	1,663,900	40,699	1,071,284
Class C	92,418	2,334,301	59,994	1,587,859
Class I	38,368	957,248	27,154	713,386
Shares issued to shareholders due to reinvestment of distributions:
Class A	114,850	2,811,167	75,480	1,957,274
Class B	17,167	418,881	11,549	299,017
Class C	14,244	347,605	8,569	222,038
Class I	50,417	1,235,022	30,646	794,850
	592,189	14,746,861	438,304	11,474,166
Shares redeemed:
Class A	(239,949)	(6,071,920)	(212,229)	(5,555,552)
Class B	(57,044)	(1,424,732)	(75,390)	(1,986,262)
Class B – automatic conversion to Class A shares	(19,354)	(487,364)	(55,290)	(1,445,056)
Class C	(69,510)	(1,717,368)	(69,756)	(1,833,807)
Class I	(56,308)	(1,389,591)	(20,594)	(537,994)
	(442,165)	(11,090,975)	(433,259)	(11,358,671)
Net increase (decrease)	150,024	$3,655,886	5,045	$115,495

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3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2008, were as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Purchases:
Investment securities	$671,780,325	$26,900,232	$25,693,862
U.S. Government and agency obligations	—	—	2,906,328

Sales and maturities:
Investment securities	736,500,751	31,792,192	25,259,306
U.S. Government and agency obligations	—	—	4,897,614

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2008, the cost of investments was as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Cost of investments	$439,863,847	$65,681,592	$51,826,100

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Gross unrealized:
Appreciation	$47,908,896	$3,107,867	$3,783,873
Depreciation	(42,759,837)	(3,909,974)	(3,429,306)
Net unrealized appreciation (depreciation) of investments	$5,149,059	$(802,107)	$354,567

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2008, the Funds’ tax year end, were as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Undistributed net tax-exempt income*	$—	$218,845	$—
Undistributed net ordinary income**	3,610,339	266,987	333,784
Undistributed net long-term capital gains	29,199,213	1,126,739	949,419

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared on June 9, 2008 for Municipal and Stock and June 27, 2008, for Stock and Bond, both of which were paid on July 1, 2008.
**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

53

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended June 30, 2008 and June 30, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Distributions from net tax-exempt income***	$—	$1,424,542	$—
Distributions from net ordinary income**	24,466,004	617,045	2,326,899
Distributions from net long-term capital gains****	62,244,184	1,879,234	3,967,128

2007	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Distributions from net tax-exempt income	$—	$1,421,668	$—
Distributions from net ordinary income**	18,894,924	559,542	2,176,221
Distributions from net long-term capital gains	33,908,660	—	2,460,933

**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended June 30, 2008, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2008.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate*	Municipal and Stock Fund-Level Fee Rate	Stock and Bond Fund-Level Fee Rate
For the first $125 million	.6500%	.5500%	.5500%
For the next $125 million	.6375	.5375	.5375
For the next $250 million	.6250	.5250	.5250
For the next $500 million	.6125	.5125	.5125
For the next $1 billion	.6000	.5000	.5000
For net assets over $2 billion	.5750	.4750	.4750

* For the period July 1, 2007, through November 13, 2007.

Effective November 14, 2007, the annual fund-level fee, payable monthly, for Multi-Manager Large-Cap Value is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2008, the complex-level fee rate was .1868%.

54

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. During the period the Adviser either had or entered into Sub-Advisory Agreements with Nuveen HydePark, Symphony and Institutional Capital LLC (“ICAP”). Nuveen HydePark, Symphony and ICAP manage Multi-Manager Large-Cap Value’s investment portfolio. ICAP also manages Municipal and Stock’s and Stock and Bond’s equity investments. ICAP is compensated for its services to the Funds from the management fee paid to the Adviser. Nuveen HydePark and Symphony are compensated for their services to Multi-Manager Large-Cap Value from the management fee paid to the Adviser.

Prior to November 14, 2007, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Multi-Manager Large-Cap Value through October 31, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.20% of the average daily net assets. Effective November 14, 2007, the Adviser agreed to waive part of its management fees or reimburse certain expenses of Multi-Manager Large-Cap Value through October 31, 2010, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 0.95% of the average daily net assets and from exceeding 1.20% after October 31, 2010.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Municipal and Stock and Stock and Bond through October 31, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred

55

Notes to Financial Statements (continued)

compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Sales charges collected (Unaudited)	$49,154	$28,324	$36,611
Paid to financial intermediaries (Unaudited)	43,212	24,647	32,343

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
Commission advances (Unaudited)	$17,475	$8,191	$10,704

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2008, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
12b-1 fees retained (Unaudited)	$118,275	$46,781	$52,741

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2008, as follows:

	Multi-Manager Large-Cap Value	Municipal and Stock	Stock and Bond
CDSC retained (Unaudited)	$26,638	$7,966	$10,850

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

56

Related Party Holdings

Nuveen is owned by an investor group led by Madison Dearborn Partners, LLC. An affiliate of Merrill Lynch & Co., as part of this investor group, owns more than 5% of Nuveen’s common stock. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund.

At June 30, 2008, Multi-Manager Large-Cap Value owned 26,200 shares of Merrill Lynch and Co., Inc. common stock with a market value of $830,802. Total income earned by Multi-Manager Large-Cap Value from such securities amounted to $12,565 and is included in dividend income on the Statement of Operations.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2008, to shareholders of record on July 30, 2008, as follows:

Municipal and Stock
Dividend per share:
Class A	$.0430
Class B	.0340
Class C	.0340
Class I	.0455

Sub-Advisory Agreements

Effective July 6, 2008 and July 31, 2008, ICAP no longer served as a sub-advisor for Municipal and Stock and Stock and Bond, respectively. Effective July 7, 2008 and August 1, 2008, Richards & Tierney, Inc. (“Richards & Tierney”) was appointed as a sub-advisor to Municipal and Stock and Stock and Bond, respectively.

57

Notes to Financial Statements (continued)

Fund Changes

Effective July 7, 2008 and August 1, 2008, as previously approved by the Funds’ Board of Trustees, Municipal and Stock and Stock and Bond, respectively changed their investment strategies to a multi-asset class/multi-manager strategy. In pursuing this multi-asset class/multi-manager strategy, the Funds will operate as “funds-of-funds” investing substantially all of their assets in other Nuveen mutual funds and unaffiliated exchange-traded funds (“Underlying Funds”). The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The Funds will have a strategic allocation between equity and fixed income investments that correlate with the Funds’ targeted levels of investment risk. Richards & Tierney will adjust portfolio allocations from time to time consistent with the Funds’ investment risk target in its effort to produce performance consistent with their investment objectives. These changes are designed to improve risk/return profile of the Funds by (a) diversifying the Funds across a broader number of assets classes and (b) diversifying the Funds across multiple investment mangers advising the Underlying Funds. As part of these changes to their investment policies, initially the Funds may invest in the following Underlying Funds:

Equity Funds

•	Nuveen NWQ Large-Cap Value Fund
•	Nuveen Symphony Large-Cap Growth Fund
•	Nuveen Tradewinds Value Opportunities Fund
•	Nuveen Santa Barbara Growth Fund
•	Nuveen Rittenhouse Growth Fund
•	Nuveen U.S. Equity Completeness Fund
•	Nuveen Tradewinds International Value Fund
•	iShares Dow Jones U.S. Real Estate Index Fund
•	iShares MSCI EAFE Growth Index Fund
•	iShares MSCI Emerging Markets Index Fund
•	Nuveen Tradewinds Global Resources Fund

Fixed Income Funds

•	Nuveen Multi-Strategy Income Fund
•	Nuveen High Yield Bond Fund
•	iShares Lehman TIPS Bond Fund
•	Nuveen Short Duration Bond Fund

To reflect the foregoing changes to the Funds’ investment strategies, effective July 7, 2008 and August 1, 2008, Municipal and Stock and Stock and Bond changed their names to Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund, respectively.

Class R3 Shares

Effective August 1, 2008, each of the Funds began offering Class R3 Shares. Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge, to certain retirement plans. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets.

58

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-MANAGER LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (8/96)
2008	$30.05	$.32	$(3.15)	$(2.83)	$(.30)	$(4.39)	$(4.69)	$22.53	(10.74)%	$389,240	1.24%	1.20%	1.24%	1.20%	1.24%	1.20%	131%
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05	21.71	491,489	1.25	1.22	1.25	1.22	1.25	1.22	75
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23	13.97	440,403	1.28	.83	1.28	.83	1.28	.83	81
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58	10.51	416,407	1.31	1.31	1.31	1.31	1.31	1.31	81
2004	19.93	.12	3.44	3.56	(.08)	—	(.08)	23.41	17.90	434,121	1.36	.56	1.36	.56	1.36	.56	85
Class B (8/96)
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90	(11.39)	8,891	1.99	.43	1.99	.43	1.99	.43	131
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32	20.77	18,491	2.00	.44	2.00	.44	2.00	.44	75
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64	13.13	26,995	2.03	.08	2.03	.08	2.03	.08	81
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06	9.66	45,224	2.06	.57	2.06	.57	2.06	.57	81
2004	19.62	(.04)	3.37	3.33	—	—	—	22.95	16.97	56,486	2.11	(.18)	2.11	(.18)	2.11	(.18)	85
Class C (8/96)
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86	(11.41)	25,007	1.99	.45	1.99	.45	1.99	.45	131
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27	20.80	31,219	2.00	.47	2.00	.47	2.00	.47	75
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60	13.15	28,692	2.03	.08	2.03	.08	2.03	.08	81
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02	9.63	30,691	2.06	.57	2.06	.57	2.06	.57	81
2004	19.58	(.04)	3.38	3.34	—	—	—	22.92	17.06	43,607	2.11	(.18)	2.11	(.18)	2.11	(.18)	85
Class I (8/96)(e)
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64	(10.52)	23,684.99		1.45	.99	1.45	.99	1.45	131
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18	22.03	31,878	1.00	1.48	1.00	1.48	1.00	1.48	75
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33	14.24	25,720	1.03	1.08	1.03	1.08	1.03	1.08	81
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67	10.77	22,350	1.06	1.56	1.06	1.56	1.06	1.56	81
2004	19.99	.18	3.45	3.63	(.13)	—	(.13)	23.49	18.20	20,533	1.11	.83	1.11	.83	1.11	.83	85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MUNICIPAL AND STOCK*											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (8/96)
2008	$25.76	$.64	$(2.17)	$(1.53)	$(.67)	$(.72)	$(1.39)	$22.84	(6.23)%	$52,785	1.28%	2.53%	1.23%	2.58%	1.21%	2.60%	37%
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90	61,577	1.22	2.64	1.22	2.64	1.19	2.67	37
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52	58,064	1.26	2.51	1.24	2.53	1.22	2.55	44
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91	54,323	1.24	2.76	1.24	2.76	1.23	2.77	47
2004	20.79	.54	1.14	1.68	(.51)	—	(.51)	21.96	8.13	56,787	1.28	2.47	1.25	2.51	1.25	2.51	45
Class B (8/96)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)	3,480	2.03	1.76	1.98	1.81	1.96	1.83	37
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09	5,916	1.98	1.87	1.98	1.87	1.95	1.90	37
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73	10,700	2.00	1.75	1.99	1.76	1.97	1.79	44
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08	18,671	2.00	2.01	2.00	2.01	1.99	2.02	47
2004	21.63	.40	1.19	1.59	(.23)	—	(.23)	22.99	7.36	23,110	2.03	1.72	2.00	1.76	2.00	1.76	45
Class C (8/96)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)	8,192	2.03	1.78	1.98	1.83	1.96	1.85	37
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10	9,363	1.97	1.90	1.97	1.90	1.94	1.93	37
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70	7,992	2.01	1.76	1.99	1.77	1.97	1.80	44
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13	7,979	1.99	2.01	1.99	2.01	1.98	2.02	47
2004	21.61	.40	1.18	1.58	(.23)	—	(.23)	22.96	7.32	8,229	2.03	1.72	2.00	1.75	2.00	1.76	45
Class I (8/96)(e)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)	1,361	1.03	2.78	.98	2.83	.96	2.86	37
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17	1,525.97		2.90	.97	2.90	.94	2.93	37
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79	1,171	1.01	2.77	.99	2.79	.96	2.81	44
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17	761.99		3.06	.99	3.06	.98	3.07	47
2004	20.46	.59	1.12	1.71	(.60)	—	(.60)	21.57	8.48	716	1.03	2.72	1.00	2.75	1.00	2.76	45

*	Effective July 7, 2008, Nuveen Balanced Municipal and Stock Fund changed its name to Nuveen Conservative Allocation Fund.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

60

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
STOCK AND BOND*												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (8/96)
2008	$26.73	$.54	$(2.04)	$(1.50)	$(.56)	$(2.32)	$(2.88)	$22.35	(6.31)%		$29,612	1.32%	2.04%	1.23%	2.12%	1.23%	2.13%	51%
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40		33,519	1.26	2.17	1.24	2.19	1.24	2.19	61
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60	**	30,644	1.31	1.84	1.24	1.91	1.24	1.91	56
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33		31,248	1.30	2.16	1.25	2.21	1.25	2.21	62
2004	22.72	.41	1.92	2.33	(.49)	—	(.49)	24.56	10.29		33,312	1.36	1.61	1.25	1.72	1.25	1.72	61
Class B (8/96)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)		5,535	2.07	1.29	1.98	1.38	1.98	1.38	51
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55		6,376	2.02	1.40	1.99	1.42	1.99	1.42	61
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80	**	8,051	2.06	1.09	1.99	1.15	1.99	1.15	56
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53		11,564	2.05	1.41	2.00	1.46	2.00	1.47	62
2004	22.72	.23	1.92	2.15	(.31)	—	(.31)	24.56	9.48		12,459	2.11	.86	2.00	.97	2.00	.97	61
Class C (8/96)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)		7,265	2.07	1.29	1.98	1.38	1.98	1.38	51
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54		7,694	2.01	1.42	1.99	1.44	1.99	1.44	61
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79	**	7,342	2.06	1.08	1.99	1.16	1.99	1.16	56
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53		7,947	2.05	1.41	2.00	1.46	2.00	1.46	62
2004	22.73	.23	1.93	2.16	(.31)	—	(.31)	24.58	9.52		8,632	2.11	.87	2.00	.98	2.00	.98	61
Class I (8/96)(e)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)		9,662	1.07	2.29	.98	2.38	.98	2.38	51
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68		10,690	1.01	2.42	.99	2.44	.99	2.44	61
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87	**	9,213	1.06	2.08	.99	2.15	.99	2.15	56
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60		10,753	1.05	2.41	1.00	2.46	1.00	2.46	62
2004	22.72	.47	1.92	2.39	(.55)	—	(.55)	24.56	10.56		9,117	1.11	1.87	1.00	1.98	1.00	1.98	61

*	Effective August 1, 2008, Nuveen Balanced Stock and Bond Fund changed its name to Nuveen Moderate Allocation Fund.
**	During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Manager Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 22, 2008

62

Annual Investment Management Agreement Approval Process

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) is responsible for overseeing the performance of the investment advisers to the Nuveen Balanced Municipal and Stock Fund (currently known as the Nuveen Conservative Allocation Fund) (the “Balanced Municipal and Stock Fund”), the Nuveen Balanced Stock and Bond Fund (currently known as the Nuveen Moderate Allocation Fund) (the “Balanced Stock and Bond Fund” and, together with the Balanced Municipal and Stock Fund, the “Balanced Funds”), and the Nuveen Multi-Manager Large-Cap Value Fund (formerly the Nuveen Large-Cap Value Fund) (the “Multi-Manager Fund” and, together with the Balanced Funds, the “Funds”) and determining whether to approve the Funds’ advisory arrangements, including sub-advisory arrangements.

At a meeting held on April 23, 2008 (the “April Meeting”), the Board, including the Board Members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), approved the continuance of the investment management agreement between each Balanced Fund and Nuveen Asset Management (“NAM”) and a new sub-advisory agreement between NAM and Richards & Tierney, Inc. (“R&T”) on behalf of each Balanced Fund.

At a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of the Multi-Manager Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for such Fund that were up for renewal for an additional one-year period. These agreements include the investment advisory agreement between NAM and the Fund and the sub-advisory agreements between NAM and Institutional Capital LLC (“ICAP”), NAM and Symphony Asset Management LLC (“Symphony”), and NAM and Nuveen HydePark Group, LLC (“HydePark”), respectively. At the April Meeting, in addition to approving the advisory and sub-advisory agreements pertaining to the Balanced Funds, the Board also prepared for their considerations at the May Meeting. Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members for the Multi-Manager Fund include those made at the April Meeting

The approvals for the Balanced Funds are set forth below in Section I, followed by the discussion in Section II of the approvals for the Multi-Manager Fund.

I. Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund

As indicated above, at the April Meeting, the Board, including Independent Board Members, approved the continuance of the investment management agreement (for purposes of this Section I, the “Investment Management Agreement”) between each Balanced Fund (for purposes of this Section I, the “Funds”) and NAM and a sub-advisory agreement (the “R&T Sub-Advisory Agreement”) between NAM and R&T (for purposes of this Section I, the “Sub-Adviser”) on behalf of the Funds. NAM and R&T are referred to occasionally throughout this Section I each as a “Fund Adviser” and together as the “Fund Advisers.” The R&T Sub-Advisory Agreements were required to be submitted to shareholders for their approval.

The Approval Process

Since last year and during the course of this year, NAM has been evaluating the investment strategy of the Funds and considering potential changes to such strategies in an effort to continue to meet investors’ needs in the current marketplace. Beginning in February 2008, the Board received a variety of materials relating to proposed changes to convert each Fund to a “fund-of-funds” structure, including the changes to the respective Fund’s investment objective and policies, as well as the rationale for the proposed changes, the respective Fund’s proposed asset allocations and the modified fee structure. In considering the proposed changes, the Board considered each Fund’s past performance, including its total return for the quarter, one-year, three-year and five-year periods ending December 31, 2007 (as applicable) and each Fund’s performance compared to similar, unaffiliated funds based on information and data provided by an independent third party and to recognized and/or customized benchmarks. The Board reviewed the net flows from purchases and redemptions of the applicable Fund, noting the outflows experienced by the Funds. The Board further recognized the changes in the marketplace over the years with funds being offered with a broader multi-asset and multi-manager approach than that followed by the Funds by diversifying among multiple asset classes and managers. The Board recognized that the proposed change to the respective Fund’s investment strategy seeks, in part, to improve the Fund’s risk/return profile by using asset allocation to diversify risk and diversify sources of value-added returns by accessing multiple investment managers. The Board reviewed the revised management fee schedule and estimated expenses for the Funds, including NAM’s commitment to waive fees and reimburse expenses through October 31, 2011 (as described in further detail below). The Independent Board Members further noted that NAM would pay one-half of the costs incurred in connection with the solicitation of proxies in seeking the necessary shareholder approvals to change the respective Fund’s fundamental investment objectives and policies if shareholder approval were obtained and would pay all costs if shareholder approval were not obtained. Based on its considerations, the Board approved the changes to each Fund’s investment objectives and applicable investment policies, and recommended that shareholders approve such changes. The Board also approved an amendment to the respective Fund’s then-current investment management agreement to reflect the lower management fee effective upon shareholder approval of the changes to the respective Fund’s investment objectives and fundamental investment policies necessary to convert the Fund to a fund-of-funds structure. As described in further detail below, the Board also approved the R&T Sub-Advisory Agreements and recommended shareholders approve such agreements.

63

Annual Investment Management Agreement Approval Process (continued)

In conjunction with the changes to the applicable Fund’s investment strategy, the Board reviewed the advisory arrangements of the Funds. To assist the Board in its evaluation of the respective Investment Management Agreement and R&T Sub-Advisory Agreement, at the April Meeting or prior meetings, the Independent Board Members received, in adequate time in advance of the April Meeting or prior meetings, extensive materials which outlined, among other things:

•	the nature, extent and quality of services to be provided by the Fund Advisers;

•	the organization and business operations of the Fund Advisers;

•	the performance of the Funds as described below;

•	the profitability of Nuveen Investments, Inc.;

•

the proposed management fees of the Fund Advisers, including comparisons of the management fees with the gross management fees of comparable, unaffiliated funds based on information and data provided by an independent third party;

•

the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratios with the expense ratios of comparable, unaffiliated funds based on information and data provided by an independent third party; and

•	the soft dollar practices of the Fund Advisers, if any.

At the April Meeting, NAM made a presentation to and responded to questions from the Board. Prior to and during the April Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940, as amended, and the general principles of state law in reviewing and approving advisory contracts, an adviser’s fiduciary duty with respect to advisory contracts and compensation, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) performance information of the Funds (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, the Board met regularly throughout the year to oversee the Funds. The Board Members relied upon their knowledge resulting from their meetings and interactions with NAM in evaluating the Funds’ advisory arrangements. It is with this background that the Board considered each advisory agreement for each Fund.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreement and approval of the R&T Sub-Advisory Agreement of each Fund, the Board considered the nature, extent and quality of the respective Fund Adviser’s services. In this regard, as NAM already serves as adviser to other Nuveen funds overseen by the Board, the Board has a good understanding of NAM’s organization, operations and personnel. At the April Meeting or at prior meetings, the Board had reviewed materials outlining, among other things, each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates would provide to the Funds under the revised investment strategy; the experience of each Fund Adviser with respect to the revised investment strategies; and the experience and credentials of each Fund Adviser’s personnel. In addition, the Independent Board Members noted that the Funds generally will invest in other Nuveen funds advised by NAM and may be sub-advised by an affiliated person of NAM. In light of the Funds having a fund-of-funds structure, the Board considered whether the services to be provided by the Fund Adviser to the Funds are in addition to, and not duplicative of, the services provided by the advisers to the underlying funds under their advisory contracts. The Board further noted that NAM recommended R&T and considered the basis for such recommendation.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to NAM, the Board noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including, among other things: product management, fund administration, oversight of shareholder services and other fund service providers (including R&T), administration of Board relations, regulatory and portfolio compliance and legal support. With respect to R&T, the Independent Board Members noted that each respective R&T Sub-Advisory Agreement was essentially an agreement for portfolio management services only and R&T was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board found that, overall, the nature, extent and quality of services provided and expected to be provided to the Funds under the respective Investment Management Agreement and R&T Sub-Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund

As described above, in considering the proposal to change the respective Fund’s investment strategy, the Independent Board Members reviewed each Fund’s past performance record. There is, however, no record of the applicable Fund’s performance under its modified investment strategy.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of the Funds, the Board recognized that the fee structure will change significantly under the Funds’ new fund-of-funds structure. With respect to the overall advisory fees and expenses of the Funds,

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the Board reviewed, among other things, the respective Fund’s proposed advisory fees (gross management fees) and estimated total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), and total expense ratios (before and after waivers) of comparable, unaffiliated funds as well as a subset of fund-of-funds peers. In addition, in reviewing the comparisons, the Board recognized the differences between the fee and expense arrangement of a fund-of-funds structure and a traditional fund format thereby limiting some of the usefulness of the fee comparisons with that of traditional funds. In reviewing the advisory fees, the Independent Board Members also noted that NAM and R&T do not currently advise other fund-of-funds and therefore meaningful comparisons of fees assessed for similar clients were not available. In addition, the Board further noted that, in a fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. The Independent Board Members noted that many of the underlying funds may be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, although each Fund’s advisory fee rate will be reduced under the new structure, NAM and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

In addition to the foregoing, the Board noted that NAM has agreed to waive fees and reimburse expenses through October 31, 2011 such that total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses, and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of the Balanced Municipal and Stock Fund’s shares and 0.29% of the average daily net assets of any class of the Balanced Stock and Bond Fund’s shares. The Board recognized that, although this expense cap is intended to approximate the Fund’s current expense cap, as the Fund reallocates its investments among the underlying funds, the weighted average operating expenses of the underlying funds borne by the Fund may increase or decrease, which could cause the Fund’s total annual net operating expenses (including fees and expenses of underlying funds) to be above or below the Fund’s current expense cap.

With respect to sub-advisory fees, NAM will pay the sub-advisory fees out of the management fees it receives from the Funds. The Independent Board Members reviewed the proposed sub-advisory fee arrangements.

Based on its review of the fee and service information provided, the Board determined that the proposed advisory fees for the respective Fund Adviser were reasonable.

2. Profitability

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers except that profitability information prior to April 30, 2007 did not include R&T as it was acquired at that time). R&T is a wholly-owned subsidiary of Nuveen Investments, Inc. At prior meetings, the Independent Board Members reviewed Nuveen’s revenues, expenses and profitability for advisory activities and the methodology to determine profitability. The Independent Board Members also have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers, as the profitability of other advisers generally is not publicly available and information that is available may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. As noted above, the Board recognized that the proposed advisory fee paid by the respective Fund to NAM, which in turn pays R&T, is being reduced, although the estimated expenses borne by shareholders of the Fund are expected to increase. NAM, however, will receive advisory fees from the underlying funds to the extent NAM serves as investment adviser to the underlying funds. Similarly, affiliates of NAM may also receive sub-advisory fees to the extent they serve as sub-advisers to the underlying funds. However, the Independent Board Members noted that NAM estimates that the advisory fees paid to NAM by the respective Fund, together with the advisory fees paid to NAM attributable to the Fund’s investment in the Nuveen underlying funds, will be lower than the Fund’s current advisory fees based on such Fund’s anticipated initial asset allocations (although this may change in the future as such Fund’s asset allocations are modified going forward). The Board also had previously received Nuveen’s 2006 Annual Report as well as its quarterly report ending September 30, 2007. Based on their review, the Independent Board Members were satisfied that Nuveen’s level of profitability for advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board also considered any other revenues paid to the Fund Advisers as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Advisers expect to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members have recognized that breakpoints are one way to share the benefits of economies of

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Annual Investment Management Agreement Approval Process (continued)

scale with investors. In August 2004 (as modified in 2007), to help ensure shareholders share in these benefits, the Board approved a complex-level fee arrangement pursuant to which the complex-level component is reduced as assets in the fund complex reach certain levels. With respect to the Funds, the advisory fee schedule does not contain fund-level breakpoints. In addition, the Funds will not be assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members recognized, however, that the Funds will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds. Further, assets of the Funds invested in non-Nuveen underlying funds will be counted in determining the complex-level fee component of the Nuveen underlying funds. Based on its review, the Independent Board Members had concluded that the absence of a breakpoint schedule and complex-level fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Board also considered any indirect benefits or profits the Fund Advisers or their affiliates may receive as a result of their relationship with each Fund. In this regard, the Board considered, among other things, that an affiliate of the Fund Advisers will provide distribution and shareholder services to the Funds and therefore will receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan with respect to certain classes of shares of the Funds.

In addition to the above, the Board considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be helpful to the Fund Advisers in managing the assets of a Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with applicable safe harbor provisions. With respect to R&T, the Independent Board Members noted that R&T does not have any soft dollar arrangements.

F. Conclusion

The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of the Independent Board Members, concluded that the terms of the applicable Investment Management Agreement and R&T Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund, that the respective Investment Management Agreement be renewed and the respective R&T Sub-Advisory Agreement be approved and the Board recommended that shareholders approve the R&T Sub-Advisory Agreement of the respective Fund.

II. Multi-Manager Fund

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s Board Members, including by a vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s Board Members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. As indicated above, at the May Meeting, the Board approved the continuance of the advisory and sub-advisory agreements for the Multi-Manager Fund.

With respect to the Multi-Manager Fund (for purposes of this Section II, the “Fund”), in evaluating the advisory agreement between the Fund and NAM (for purposes of this Section II, the “Investment Management Agreement”) and sub-advisory agreements between NAM and ICAP, NAM and Symphony, and NAM and HydePark, respectively (for purposes of this Section II, each a “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreements, each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM, ICAP, Symphony and HydePark (ICAP, Symphony and HydePark are each a “Sub-Adviser” and NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

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A. Nature, Extent and Quality of Services

In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. The Board considered the performance of the portion of the investment portfolio of the Fund for which the respective Sub-Adviser is responsible. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited Symphony. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or respective Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios

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Annual Investment Management Agreement Approval Process (continued)

(before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. In addition, the Independent Board Members noted that with respect to ICAP, the Sub-Adviser unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. In addition, given that ICAP is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser’s revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

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In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to HydePark and ICAP, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. The Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreements be renewed.

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Notes

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Notes

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Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); formerly, Chair, New York Racing Association Oversight Board (2005-12/2007).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

73

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

74

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

75

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

76

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Symphony Asset Management

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Nuveen HydePark Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Multi-Manager Large-Cap Value, Municipal and Stock and Stock and Bond hereby designate 43.73%, 87.56% and 37.32%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 53.33%, 100.00% and 45.21%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Municipal and Stock designates $218,845 of dividends paid on July 1 and August 1, 2008 as exempt interest dividends under Internal Revenue Code Section 852(b)(5). The actual exempt interest dividends will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

77

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MAN-GRINC-0608D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report June 30, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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OR

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 22, 2008

Robert P. Bremner

Chairman of the Board

Annual Report  l  Page 1

Portfolio Managers’ Comments

The Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC (HydePark), an affiliate of Nuveen Investments, Inc. Both Funds are co-managed by David Tierney, PHD, Senior Managing Director and Chief Investment Officer of HydePark, and Michael Lindh, CFA, CPA and the Director of Trading at HydePark. We recently spoke with David Tierney about the key investment strategies and performance of the Funds for the period since inception through June 30, 2008.

How did the Funds perform during the period since inception through June 30, 2008?

For the period since inception through the end of the reporting period, volatility reigned in the equity markets. The table on page three provides performance information for both Funds (Class A shares at net asset value) for the period since inception through June 30, 2008. The table also compares each Fund’s performance to appropriate benchmarks. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

Class A shares at net asset value for the Nuveen Enhanced Core Equity Fund underperformed its comparative index for the period since inception through June 30, 2008. The proprietary risk-controlled HydePark wealth creation model was used to manage the Fund during this time period. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio. The HydePark model does not incorporate qualitative data or inputs into the portfolio construction process. Therefore, no top-down or macro-economic “themes” influence how the HydePark model works. The HydePark model evaluates all the securities contained in the benchmark portfolio, the S&P 500 Index, for possible inclusion in the HydePark model portfolio. The resultant HydePark portfolio typically contains a large number of holdings, by design. Each position can reflect a weighting that is over, under, or the same as that security’s weight in the benchmark portfolio. Consequently, the HydePark “favored” or “unfavored” segments of the market are reflected in the relative economic sector weights. From this economic sector-based attribution model, a comparison to the benchmark can be made. The underperformance of the Fund during the period since inception can be primarily attributed to an overweight in financials and performance was bolstered by an overweight to the energy sector and stock selection within the industrials sector as compared to the benchmark.

Nuveen Enhanced Mid-Cap Fund

Class A shares at net asset value for the Nuveen Enhanced Mid-Cap Fund outperformed its comparative index for the period since inception through June 30, 2008. The proprietary risk-controlled HydePark wealth creation model was used to manage the Fund during this time period. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio. The HydePark model does not incorporate qualitative data or inputs into the portfolio construction process. Therefore, no top-down or macro-economic “themes” influence how the HydePark model works. The HydePark model evaluates all the securities contained in the benchmark portfolio, the Russell Midcap Index, for possible

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Cumulative Total Returns as of 6/30/08

Since Inception (12/3/2007)
Nuveen Enhanced Core Equity Fund
A Shares at NAV	-12.67%
A Shares at Offer	-17.69%
Lipper Large-Cap Core Funds Index[1]	-10.84%
S&P 500 Index[2]	-12.01%
Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	-6.79%
A Shares at Offer	-12.15%
Lipper Mid-Cap Core Funds Index[3]	-7.13%
Russell Midcap Index[4]	-7.57%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

inclusion in the HydePark model portfolio. The resultant HydePark portfolio typically contains a large number of holdings, by design. Each position can reflect a weighting that is over, under, or the same as that security’s weight in the benchmark portfolio. Consequently, the HydePark “favored” or “unfavored” segments of the market are reflected in the relative economic sector weights. From this economic sector-based attribution model, a comparison to the benchmark can be made. The main contributors to the Fund outperforming its comparative index during the period were an overweight to the energy and materials sectors, both strong performing sectors, as well as an underweight to the health care sector, a poor performing sector. Strong stock selection within the materials sector also contributed to the performance of the portfolio during this time period.

1	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

Annual Report    Page 3

Nuveen Enhanced Core Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Enhanced Mid-Cap Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered to representative of the U.S. stock market. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 4

Fund Spotlight as of 6/30/08 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NEEAX	NEECX	NEERX
NAV	$17.44	$17.38	$17.46
Latest Ordinary Income Distribution[2]	$0.0302	$0.0177	$0.0343
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 6/30/08

A Shares	NAV	Offer
Since Inception	-12.67%	-17.69%

C Shares	NAV	w/CDSC
Since Inception	-13.02%	-13.89%

I Shares	NAV
Since Inception	-12.55%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	4.8%
AT&T Inc.	2.9%
Chevron Corporation	2.9%
General Electric Company	2.7%
ConocoPhillips	2.1%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$31,303
Number of Common Stocks	493

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.12%	0.75%	1/16/08
Class C	1.87%	1.50%	1/16/08
Class I	0.87%	0.50%	1/16/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios elsewhere in this report.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2007.

3	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 5

Fund Spotlight as of 6/30/08 Nuveen Enhanced Core Equity Fund

Industries[1]
Oil, Gas & Consumable Fuels	16.6%
Pharmaceuticals	5.2%
Diversified Telecommunication Services	5.1%
Computers & Peripherals	4.6%
Commercial Banks	4.5%
Capital Markets	3.8%
Energy Equipment & Services	3.8%
Insurance	3.5%
Industrial Conglomerates	3.4%
Electric Utilities	3.3%
Media	3.1%
Aerospace & Defense	2.6%
Food & Staples Retailing	2.5%
Software	2.3%
Machinery	2.1%
Semiconductors & Equipment	2.1%
Household Products	2.1%
Food Products	2.0%
Beverages	1.9%
Metals & Mining	1.8%
Chemicals	1.7%
Specialty Retail	1.5%
Communications Equipment	1.4%
Other	19.1%

1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$881.70	$878.20	$882.70	$1,021.23	$1,017.50	$1,022.48
Expenses Incurred During Period	$3.42	$6.91	$2.25	$3.67	$7.42	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .73%, 1.48% and .48% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 6

Fund Spotlight as of 6/30/08 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NDPAX	NDPCX	NDPRX
NAV	$18.59	$18.53	$18.62
Latest Ordinary Income Distribution[2]	$0.0453	$0.0326	$0.0495
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 6/30/08

A Shares	NAV	Offer
Since Inception	-6.79%	-12.15%

C Shares	NAV	w/CDSC
Since Inception	-7.20%	-8.12%

I Shares	NAV
Since Inception	-6.67%

Top Five Common Stock Holdings[3]
CONSOL Energy Inc.	0.8%
Fluor Corporation	0.7%
Noble Corporation	0.7%
Noble Energy, Inc.	0.7%
Cummins Inc.	0.7%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$3,017
Number of Common Stocks	660

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.17%	0.80%	1/16/08
Class C	1.92%	1.55%	1/16/08
Class I	0.92%	0.55%	1/16/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios elsewhere in this report.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2007.

3	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 7

Fund Spotlight as of 6/30/08 Nuveen Enhanced Mid-Cap Fund

Industries[1]
Oil, Gas & Consumable Fuels	8.2%
Energy Equipment & Services	6.4%
Machinery	4.8%
Electric Utilities	4.5%
Insurance	3.8%
Metals & Mining	3.5%
Commercial Banks	3.5%
Chemicals	3.3%
Multiline Retail	2.7%
Media	2.6%
Specialty Retail	2.4%
Food Products	2.3%
Multi-Utilities	2.2%
Construction & Engineering	2.2%
Health Care Providers & Services	2.0%
IT Services	2.0%
Commercial Services & Supplies	1.9%
Hotels, Restaurants & Leisure	1.8%
Capital Markets	1.8%
Health Care Equipment & Supplies	1.7%
Computers & Peripherals	1.7%
Specialized REIT	1.6%
Industrial Conglomerates	1.4%
Household Durables	1.4%
Electronic Equipment & Instruments	1.4%
Automobiles	1.4%
Software	1.4%
Containers & Packaging	1.3%
Aerospace & Defense	1.3%
Beverages	1.2%
Semiconductors & Equipment	1.2%
Food & Staples Retailing	1.1%
Paper & Forest Products	1.1%
Other	18.9%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$941.80	$938.20	$942.80	$1,021.08	$1,017.35	$1,022.30
Expenses Incurred During Period	$3.67	$7.28	$2.46	$3.82	$7.57	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .76%, 1.51% and .51% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 8

Portfolio of Investments

Nuveen Enhanced Core Equity Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 2.6%

1,700	Boeing Company	$111,724

1,100	General Dynamics Corporation	92,620

500	Goodrich Corporation	23,730

2,000	Honeywell International Inc.	100,560

400	L-3 Communications Holdings, Inc.	36,348

1,000	Lockheed Martin Corporation	98,660

1,200	Northrop Grumman Corporation	80,280

200	Precision Castparts Corporation	19,274

1,400	Raytheon Company	78,792

300	Rockwell Collins, Inc.	14,388

2,600	United Technologies Corporation	160,420
	Total Aerospace & Defense	816,796

	Air Freight & Logistics – 0.8%

400	C.H. Robinson Worldwide, Inc.	21,936

300	Expeditors International of Washington Inc.	12,900

1,000	FedEx Corporation	78,790

2,100	United Parcel Service, Inc., Class B	129,087
	Total Air Freight & Logistics	242,713

	Airlines – 0.1%

2,100	Southwest Airlines Co.	27,384
	Auto Components – 0.2%

1,000	Goodyear Tire & Rubber Company, (2)	17,830

1,300	Johnson Controls, Inc.	37,284
	Total Auto Components	55,114

	Automobiles – 0.4%

12,900	Ford Motor Company, (2)	62,049

3,100	General Motors Corporation	35,650

600	Harley-Davidson, Inc.	21,756
	Total Automobiles	119,455

	Beverages – 1.9%

1,400	Anheuser-Busch Companies, Inc.	86,968

200	Brown-Forman Corporation	15,114

4,100	Coca-Cola Company	213,118

1,400	Coca-Cola Enterprises Inc.	24,220

500	Constellation Brands, Inc., Class A, (2)	9,930

500	Molson Coors Brewing Company, Class B	27,165

600	Pepsi Bottling Group, Inc.	16,752

3,100	PepsiCo, Inc.	197,129
	Total Beverages	590,396

	Biotechnology – 0.9%

1,900	Amgen Inc., (2)	89,604

600	Biogen Idec Inc., (2)	33,534

500	Celgene Corporation, (2)	31,935

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Biotechnology (continued)

400	Genzyme Corporation, (2)	$28,808

2,100	Gilead Sciences, Inc., (2)	111,195
	Total Biotechnology	295,076

	Building Products – 0.0%

700	Masco Corporation	11,011
	Capital Markets – 3.8%

900	American Capital Strategies Limited	21,393

800	Ameriprise Financial, Inc.	32,536

3,200	Bank of New York Company, Inc.	121,056

1,800	Charles Schwab Corporation	36,972

500	E*Trade Group Inc., (2)	1,570

200	Federated Investors Inc.	6,884

200	Franklin Resources, Inc.	18,330

1,400	Goldman Sachs Group, Inc.	244,860

200	Janus Capital Group Inc.	5,294

12,400	JPMorgan Chase & Co.	425,444

300	Legg Mason, Inc.	13,071

2,200	Lehman Brothers Holdings Inc.	43,582

3,200	Merrill Lynch & Co., Inc.	101,472

700	Morgan Stanley	25,249

1,100	State Street Corporation	70,389

400	T. Rowe Price Group Inc.	22,588
	Total Capital Markets	1,190,690

	Chemicals – 1.7%

600	Air Products & Chemicals Inc.	59,316

200	Ashland Inc.	9,640

4,100	Dow Chemical Company	143,131

3,000	E.I. Du Pont de Nemours and Company	128,670

300	Eastman Chemical Company	20,658

300	Ecolab Inc.	12,897

400	Hercules Incorporated	6,772

200	International Flavors & Fragrances Inc.	7,812

500	PPG Industries, Inc.	28,685

800	Praxair, Inc.	75,392

500	Rohm and Haas Company	23,220

300	Sigma-Aldrich Corporation	16,158
	Total Chemicals	532,351

	Commercial Banks – 4.4%

19,000	Bank of America Corporation	453,530

2,300	BB&T Corporation	52,371

600	Comerica Incorporated	15,378

2,800	Fifth Third Bancorp.	28,504

500	First Horizon National Corporation	3,715

Shares	Description (1)	Value

	Commercial Banks (continued)

1,500	Huntington BancShares Inc.	$8,655

1,900	KeyCorp.	20,862

300	M&T Bank Corporation	21,162

800	Marshall and Ilsley Corporation	12,264

800	National City Corporation	3,816

600	Northern Trust Corporation	41,142

1,200	PNC Financial Services Group, Inc.	68,520

3,900	Regions Financial Corporation	42,549

1,200	SunTrust Banks, Inc.	43,464

6,900	U.S. Bancorp	192,441

9,200	Wachovia Corporation	142,876

9,600	Wells Fargo & Company	228,000

400	Zions Bancorporation	12,596
	Total Commercial Banks	1,391,845

	Commercial Services & Supplies – 0.5%

900	Allied Waste Industries, Inc., (2)	11,358

300	Avery Dennison Corporation	13,179

400	Cintas Corporation	10,604

200	Equifax Inc.	6,724

400	Pitney Bowes Inc.	13,640

700	R.R. Donnelley & Sons Company	20,783

300	Robert Half International Inc.	7,191

1,800	Waste Management, Inc.	67,878
	Total Commercial Services & Supplies	151,357

	Communications Equipment – 1.4%

100	Ciena Corporation, (2)	2,317

8,300	Cisco Systems, Inc., (2)	193,058

4,000	Corning Incorporated	92,200

300	JDS Uniphase Corporation, (2)	3,408

1,000	Juniper Networks Inc., (2)	22,180

300	Motorola, Inc.	2,202

3,000	QUALCOMM Inc.	133,110

300	Tellabs Inc., (2)	1,395
	Total Communications Equipment	449,870

	Computers & Peripherals – 4.6%

2,500	Apple, Inc., (2)	418,600

3,300	Dell Inc., (2)	72,204

4,200	EMC Corporation, (2)	61,698

6,700	Hewlett-Packard Company	296,207

4,500	International Business Machines Corporation (IBM)	533,385

300	Lexmark International, Inc., Class A, (2)	10,029

100	Network Appliance Inc., (2)	2,166

100	SanDisk Corporation, (2)	1,870

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Computers & Peripherals (continued)

2,300	Sun Microsystems Inc., (2)	$25,024

400	Teradata Corporation, (2)	9,256
	Total Computers & Peripherals	1,430,439

	Construction & Engineering – 0.2%

200	Fluor Corporation	37,216

400	Jacobs Engineering Group Inc., (2)	32,280
	Total Construction & Engineering	69,496

	Construction Materials – 0.1%

300	Vulcan Materials Company	17,934
	Consumer Finance – 0.4%

1,500	American Express Company	56,505

1,200	Capital One Financial Corporation	45,612

100	Discover Financial Services	1,317

900	Western Union Company	22,248
	Total Consumer Finance	125,682

	Containers & Packaging – 0.1%

200	Ball Corporation	9,548

300	Bemis Company, Inc.	6,726

400	Pactiv Corporation, (2)	8,492

600	Sealed Air Corporation	11,406
	Total Containers & Packaging	36,172

	Diversified Consumer Services – 0.1%

100	Apollo Group, Inc., (2)	4,426

700	H & R Block Inc.	14,980
	Total Diversified Consumer Services	19,406

	Diversified Financial Services – 0.7%

600	CIT Group Inc.	4,086

7,900	Citigroup Inc.	132,404

100	CME Group, Inc.	38,319

100	Intercontinental Exchange Inc., (2)	11,400

500	Leucadia National Corporation	23,470

100	Moody’s Corporation	3,444

300	New York Stock Exchange Euronext	15,198
	Total Diversified Financial Services	228,321

	Diversified Telecommunication Services – 5.1%

27,000	AT&T Inc.	909,630

200	CenturyTel, Inc.	7,118

1,100	Citizens Communications Company	12,474

800	Embarq Corporation	37,816

8,600	Qwest Communications International Inc.	33,798

14,400	Sprint Nextel Corporation	136,800

12,200	Verizon Communications Inc.	431,880

2,500	Windstream Corporation	30,850
	Total Diversified Telecommunication Services	1,600,366

Shares	Description (1)	Value

	Electric Utilities – 3.2%

300	Allegheny Energy, Inc.	$15,033

1,000	Ameren Corporation	42,230

1,900	American Electric Power Company, Inc.	76,437

1,300	Consolidated Edison, Inc.	50,817

800	DTE Energy Company	33,952

1,200	Edison International	61,656

500	Entergy Corporation	60,240

1,700	Exelon Corporation	152,932

1,100	FirstEnergy Corp.	90,563

1,300	FPL Group, Inc.	85,254

900	Pepco Holdings, Inc.	23,085

1,600	PG&E Corporation	63,504

600	Pinnacle West Capital Corporation	18,462

1,200	PPL Corporation	62,724

1,100	Progress Energy, Inc.	46,013

3,200	Southern Company	111,744

900	TECO Energy, Inc.	19,341
	Total Electric Utilities	1,013,987

	Electrical Equipment – 0.5%

500	Cooper Industries, Ltd., Class A, (2)	19,750

2,100	Emerson Electric Company	103,845

400	Rockwell Automation, Inc.	17,492
	Total Electrical Equipment	141,087

	Electronic Equipment & Instruments – 0.5%

500	Agilent Technologies, Inc., (2)	17,770

300	Jabil Circuit Inc.	4,923

400	MEMC Electronic Materials, (2)	24,616

100	Millipore Corporation, (2)	6,786

300	Molex Inc.	7,323

1,000	Thermo Fisher Scientific, Inc., (2)	55,730

1,300	Tyco Electronics, Limited	46,566

100	Waters Corporation, (2)	6,450
	Total Electronic Equipment & Instruments	170,164

	Energy Equipment & Services – 3.8%

700	Baker Hughes Incorporated	61,138

900	BJ Services Company	28,746

600	Cooper Cameron Corporation, (2)	33,210

500	ENSCO International Incorporated	40,370

2,600	Halliburton Company	137,982

1,200	Nabors Industries Limited, (2)	59,076

1,200	National-Oilwell Varco Inc., (2)	106,464

1,000	Noble Corporation	64,960

500	Rowan Companies Inc.	23,375

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

2,300	Schlumberger Limited	$247,089

400	Smith International, Inc.	33,256

1,600	Transocean Inc., (2)	243,824

2,100	Weatherford International Ltd, (2)	104,139
	Total Energy Equipment & Services	1,183,629

	Food & Staples Retailing – 2.5%

3,100	CVS Caremark Corporation	122,667

2,100	Kroger Co.	60,627

1,600	Safeway Inc.	45,680

1,100	SUPERVALU INC.	33,979

1,500	Sysco Corporation	41,265

1,600	Walgreen Co.	52,016

7,400	Wal-Mart Stores, Inc.	415,880

200	Whole Foods Market, Inc.	4,738
	Total Food & Staples Retailing	776,852

	Food Products – 2.0%

2,800	Archer-Daniels-Midland Company	94,500

500	Campbell Soup Company	16,730

1,600	ConAgra Foods, Inc.	30,848

200	Dean Foods Company, (2)	3,924

1,000	General Mills, Inc.	60,770

700	H.J. Heinz Company	33,495

200	Hershey Foods Corporation	6,556

600	Kellogg Company	28,812

4,000	Kraft Foods Inc.	113,800

300	McCormick & Company, Incorporated	10,698

1,300	Monsanto Company	164,372

1,800	Sara Lee Corporation	22,050

900	Tyson Foods, Inc., Class A	13,446

500	Wm. Wrigley Jr. Company	38,890
	Total Food Products	638,891

	Gas Utilities – 0.3%

200	Nicor Inc.	8,518

400	Questar Corporation	28,416

2,000	Spectra Energy Corporation	57,480
	Total Gas Utilities	94,414

	Health Care Equipment & Supplies – 1.4%

300	AmerisourceBergen Corporation	11,997

300	Applera Corporation-Applied Biosystems Group	10,044

1,200	Baxter International Inc.	76,728

500	Becton, Dickinson and Company	40,650

2,000	Boston Scientific Corporation, (2)	24,580

100	C. R. Bard, Inc.	8,795

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

600	Cardinal Health, Inc.	$30,948

1,200	Covidien Limited	57,468

300	Hospira Inc., (2)	12,033

100	Intuitive Surgical, Inc., (2)	26,940

1,400	Medtronic, Inc.	72,450

100	Patterson Companies Inc., (2)	2,939

400	Saint Jude Medical Inc., (2)	16,352

200	Stryker Corporation	12,576

200	Varian Medical Systems, Inc., (2)	10,370

200	Zimmer Holdings, Inc., (2)	13,610
	Total Health Care Equipment & Supplies	428,480

	Health Care Providers & Services – 1.3%

1,200	Aetna Inc.	48,636

600	CIGNA Corporation	21,234

600	Coventry Health Care, Inc., (2)	18,252

700	Express Scripts, Inc., (2)	43,904

600	Humana Inc., (2)	23,862

200	Laboratory Corporation of America Holdings, (2)	13,926

600	McKesson HBOC Inc.	33,546

1,200	Medco Health Solutions, Inc., (2)	56,640

300	Quest Diagnostics Incorporated	14,541

600	Tenet Healthcare Corporation, (2)	3,336

2,400	UnitedHealth Group Incorporated	63,000

1,500	Wellpoint Inc., (2)	71,490
	Total Health Care Providers & Services	412,367

	Health Care Technology – 0.0%

100	IMS Health Incorporated	2,330
	Hotels, Restaurants & Leisure – 1.0%

1,800	Carnival Corporation	59,328

300	Darden Restaurants Inc.	9,582

400	International Game Technology	9,992

100	Marriott International, Inc., Class A	2,624

3,100	McDonald’s Corporation	174,282

100	Starbucks Corporation, (2)	1,574

200	Starwood Hotels & Resorts Worldwide, Inc.	8,014

100	Wendy’s International, Inc.	2,722

500	Wyndham Worldwide Corporation	8,955

1,100	YUM! Brands, Inc.	38,599
	Total Hotels, Restaurants & Leisure	315,672

	Household Durables – 0.4%

200	Black & Decker Corporation	11,502

1,100	D.R. Horton, Inc.	11,935

500	Fortune Brands Inc.	31,205

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Household Durables (continued)

100	Harman International Industries Inc.	$4,139

100	KB Home	1,693

600	Leggett and Platt Inc.	10,062

200	Lennar Corporation, Class A	2,468

800	Newell Rubbermaid Inc.	13,432

100	Pulte Corporation	963

200	Snap-on Incorporated	10,402

200	Stanley Works	8,966

400	Whirlpool Corporation	24,692
	Total Household Durables	131,459

	Household Products – 2.1%

300	Clorox Company	15,660

900	Colgate-Palmolive Company	62,190

1,200	Kimberly-Clark Corporation	71,736

8,100	Procter & Gamble Company	492,561
	Total Household Products	642,147

	Independent Power Producers & Energy Traders – 0.2%

1,700	AES Corporation, (2)	32,657

400	Constellation Energy Group	32,840
	Total Independent Power Producers & Energy Traders	65,497

	Industrial Conglomerates – 3.4%

1,900	3M Co.	132,221

31,200	General Electric Company	832,728

400	Genuine Parts Company	15,872

900	Textron Inc.	43,137

700	Tyco International Ltd.	28,028
	Total Industrial Conglomerates	1,051,986

	Insurance – 3.4%

1,100	Ace Limited	60,599

1,400	AFLAC Incorporated	87,920

1,800	Allstate Corporation	82,062

600	Ambac Financial Group, Inc.	804

5,000	American International Group, Inc.	132,300

900	Aon Corporation	41,346

300	Assurant Inc.	19,788

1,300	Chubb Corporation	63,713

700	Cincinnati Financial Corporation	17,780

1,000	Genworth Financial Inc., Class A	17,810

700	Hartford Financial Services Group, Inc.	45,199

800	Lincoln National Corporation	36,256

1,300	Loews Corporation	60,970

1,400	Marsh & McLennan Companies, Inc.	37,170

400	MBIA Inc.	1,756

Shares	Description (1)	Value

	Insurance (continued)

2,000	MetLife, Inc.	$105,540

700	Principal Financial Group, Inc.	29,379

1,600	Progressive Corporation	29,952

900	Prudential Financial, Inc.	53,766

300	SAFECO Corporation	20,148

200	Torchmark Corporation	11,730

2,100	Travelers Companies, Inc.	91,140

1,100	Unum Group	22,495

500	XL Capital Ltd, Class A	10,280
	Total Insurance	1,079,903

	Internet & Catalog Retail – 0.2%

500	Amazon.com, Inc., (2)	36,665

500	Expedia, Inc., (2)	9,190

400	IAC/InterActiveCorp., (2)	7,712
	Total Internet & Catalog Retail	53,567

	Internet Software & Services – 0.9%

1,100	eBay Inc., (2)	30,063

400	Google Inc., Class A, (2)	210,568

1,800	Yahoo! Inc., (2)	37,188
	Total Internet Software & Services	277,819

	IT Services – 0.6%

300	Affiliated Computer Services Inc., (2)	16,047

800	Automatic Data Processing, Inc.	33,520

800	Computer Sciences Corporation, (2)	37,472

100	Convergys Corporation, (2)	1,486

1,800	Electronic Data Systems Corporation	44,352

400	Fidelity National Information Services	14,764

400	Fiserv, Inc., (2)	18,148

400	Paychex, Inc.	12,512

300	Total System Services Inc.	6,666
	Total IT Services	184,967

	Leisure Equipment & Products – 0.2%

600	Brunswick Corporation	6,360

900	Eastman Kodak Company	12,987

500	Hasbro, Inc.	17,860

1,000	Mattel, Inc.	17,120
	Total Leisure Equipment & Products	54,327

	Life Sciences Tools & Services – 0.0%

300	Perkinelmer Inc.	8,355
	Machinery – 2.1%

2,100	Caterpillar Inc.	155,022

700	Cummins Inc.	45,864

500	Danaher Corporation	38,650

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Machinery (continued)

1,400	Deere & Company	$100,982

600	Dover Corporation	29,022

600	Eaton Corporation	50,982

1,200	Illinois Tool Works Inc.	57,012

700	Ingersoll Rand Company Limited, Class A	26,201

400	ITT Industries Inc.	25,332

400	Manitowoc Company Inc.	13,012

1,100	PACCAR Inc.	46,013

200	Pall Corporation	7,936

600	Parker Hannifin Corporation	42,792

300	Terex Corporation, (2)	15,411
	Total Machinery	654,231

	Media – 3.1%

2,700	CBS Corporation, Class B	52,623

1,200	Clear Channel Communications, Inc.	42,240

8,700	Comcast Corporation, Class A	165,039

2,200	DIRECTV Group, Inc., (2)	57,002

200	E.W. Scripps Company, Class A	8,308

1,400	Gannett Company Inc.	30,338

900	Interpublic Group Companies, Inc., (2)	7,740

400	McGraw-Hill Companies, Inc.	16,048

100	Meredith Corporation	2,829

400	New York Times, Class A	6,156

5,100	News Corporation, Class A	76,704

700	Omnicom Group Inc.	31,416

15,800	Time Warner Inc.	233,840

2,600	Viacom Inc., Class B, (2)	79,404

5,500	Walt Disney Company	171,600
	Total Media	981,287

	Metals & Mining – 1.8%

3,300	Alcoa Inc.	117,546

200	Allegheny Technologies, Inc.	11,856

400	CONSOL Energy Inc.	44,948

1,800	Freeport-McMoRan Copper & Gold, Inc.	210,942

800	Newmont Mining Corporation	41,728

1,100	Nucor Corporation	82,137

100	Titanium Metals Corporation	1,399

300	United States Steel Corporation	55,434
	Total Metals & Mining	565,990

	Multiline Retail – 1.0%

200	Big Lots, Inc., (2)	6,248

900	Costco Wholesale Corporation	63,126

100	Dillard’s, Inc., Class A	1,157

Shares	Description (1)	Value

	Multiline Retail (continued)

400	Family Dollar Stores, Inc.	$7,976

2,300	Federated Department Stores, Inc.	44,666

700	J.C. Penney Company, Inc.	25,403

600	Kohl’s Corporation, (2)	24,024

500	Nordstrom, Inc.	15,150

400	Sears Holding Corporation, (2)	29,464

2,200	Target Corporation	102,278
	Total Multiline Retail	319,492

	Multi-Utilities – 1.4%

1,600	CenterPoint Energy, Inc.	25,680

500	CMS Energy Corporation	7,450

1,600	Dominion Resources, Inc.	75,984

6,500	Duke Energy Corporation	112,970

1,000	Dynegy Inc., (2)	8,550

300	Integrys Energy Group, Inc.	15,249

1,500	NiSource Inc.	26,880

1,500	Public Service Enterprise Group Incorporated	68,895

1,000	Sempra Energy	56,450

2,200	Xcel Energy, Inc.	44,154
	Total Multi-Utilities	442,262

	Office Electronics – 0.1%

2,000	Xerox Corporation	27,120
	Oil, Gas & Consumable Fuels – 16.5%

2,400	Anadarko Petroleum Corporation	179,616

1,600	Apache Corporation	222,400

1,700	Chesapeake Energy Corporation	112,132

9,100	Chevron Corporation	902,083

7,000	ConocoPhillips	660,730

2,000	Devon Energy Corporation	240,320

2,400	El Paso Corporation	52,176

700	EOG Resources, Inc.	91,840

17,100	Exxon Mobil Corporation	1,507,023

1,100	Hess Corporation	138,809

2,600	Marathon Oil Corporation	134,862

700	Murphy Oil Corporation	68,635

700	Noble Energy, Inc.	70,392

3,800	Occidental Petroleum Corporation	341,468

500	Peabody Energy Corporation	44,025

400	Range Resources Corporation	26,216

1,000	Southwestern Energy Company, (2)	47,610

600	Sunoco, Inc.	24,414

900	Tesoro Petroleum Corporation	17,793

2,600	Valero Energy Corporation	107,068

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

1,500	Williams Companies, Inc.	$60,465

1,800	XTO Energy, Inc.	123,318
	Total Oil, Gas & Consumable Fuels	5,173,395

	Paper & Forest Products – 0.3%

2,200	International Paper Company	51,260

800	MeadWestvaco Corporation	19,072

600	Weyerhaeuser Company	30,684
	Total Paper & Forest Products	101,016

	Personal Products – 0.1%

700	Avon Products, Inc.	25,214

200	Estee Lauder Companies Inc., Class A	9,290
	Total Personal Products	34,504

	Pharmaceuticals – 5.2%

3,400	Abbott Laboratories	180,098

300	Allergan, Inc.	15,615

200	Barr Laboratories Inc., (2)	9,016

3,500	Bristol-Myers Squibb Company	71,855

2,300	Eli Lilly and Company	106,168

200	Forest Laboratories, Inc., (2)	6,948

7,700	Johnson & Johnson	495,418

300	King Pharmaceuticals Inc., (2)	3,141

5,200	Merck & Co. Inc.	195,988

300	Mylan Laboratories Inc., (2)	3,621

23,200	Pfizer Inc.	405,304

200	Watson Pharmaceuticals Inc., (2)	5,434

2,700	Wyeth	129,492
	Total Pharmaceuticals	1,628,098

	Real Estate – 1.0%

300	Apartment Investment & Management Company, Class A	10,218

100	AvalonBay Communities, Inc.	8,916

300	Boston Properties, Inc.	27,066

300	Developers Diversified Realty Corporation	10,413

700	Equity Residential	26,789

300	General Growth Properties Inc.	10,509

800	Health Care Property Investors Inc.	25,448

2,200	Host Hotels & Resorts Inc.	30,030

500	Kimco Realty Corporation	17,260

400	Plum Creek Timber Company	17,084

900	ProLogis	48,915

200	Public Storage, Inc.	16,158

400	Simon Property Group, Inc.	35,956

200	Vornado Realty Trust	17,600
	Total Real Estate	302,362

Shares	Description (1)	Value

	Real Estate Management & Development – 0.0%

200	CB Richard Ellis Group, Inc., Class A, (2)	$3,840
	Road & Rail – 1.3%

900	Burlington Northern Santa Fe Corporation	89,901

1,400	CSX Corporation	87,934

1,400	Norfolk Southern Corporation	87,738

300	Ryder System, Inc.	20,664

1,700	Union Pacific Corporation	128,350
	Total Road & Rail	414,587

	Semiconductors & Equipment – 2.1%

400	Altera Corporation	8,280

800	Analog Devices, Inc.	25,416

3,300	Applied Materials, Inc.	62,997

500	Broadcom Corporation, Class A, (2)	13,645

14,800	Intel Corporation	317,904

200	KLA-Tencor Corporation	8,142

400	Linear Technology Corporation	13,028

800	LSI Logic Corporation, (2)	4,912

400	Microchip Technology Incorporated	12,216

3,000	Micron Technology, Inc., (2)	18,000

500	National Semiconductor Corporation	10,270

400	Novellus Systems, Inc., (2)	8,476

1,600	NVIDIA Corporation, (2)	29,952

200	QLogic Corporation, (2)	2,918

300	Teradyne Inc., (2)	3,321

3,500	Texas Instruments Incorporated	98,560

400	Xilinx, Inc.	10,100
	Total Semiconductors & Equipment	648,137

	Software – 2.3%

700	Adobe Systems Incorporated, (2)	27,573

200	Akamai Technologies, Inc., (2)	6,958

200	Autodesk, Inc., (2)	6,762

400	BMC Software, Inc., (2)	14,400

600	CA Inc.	13,854

300	Citrix Systems, (2)	8,823

200	Cognizant Technology Solutions Corporation, Class A, (2)	6,502

800	Compuware Corporation, (2)	7,632

400	Electronic Arts Inc. (EA), (2)	17,772

400	Intuit Inc., (2)	11,028

14,600	Microsoft Corporation	401,646

700	Novell Inc., (2)	4,123

7,100	Oracle Corporation, (2)	149,100

1,900	Symantec Corporation, (2)	36,765

500	VeriSign, Inc., (2)	18,900
	Total Software	731,838

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Specialty Retail – 1.5%

200	Abercrombie & Fitch Co., Class A	$12,536

700	AutoNation Inc., (2)	7,014

100	AutoZone, Inc., (2)	12,101

700	Bed Bath and Beyond Inc., (2)	19,670

1,100	Best Buy Co., Inc.	43,560

400	GameStop Corporation, (2)	16,160

1,600	Gap, Inc.	26,672

4,900	Home Depot, Inc.	114,758

1,200	Limited Brands, Inc.	20,220

3,900	Lowe’s Companies, Inc.	80,925

1,200	Office Depot, Inc., (2)	13,128

200	OfficeMax Inc.	2,780

500	RadioShack Corporation	6,135

300	Sherwin-Williams Company	13,779

1,800	Staples, Inc.	42,750

200	Tiffany & Co.	8,150

1,200	TJX Companies, Inc.	37,764
	Total Specialty Retail	478,102

	Textiles, Apparel & Luxury Goods – 0.3%

300	Coach, Inc., (2)	8,664

300	Jones Apparel Group, Inc.	4,125

200	Liz Claiborne, Inc.	2,830

900	Nike, Inc., Class B	53,649

100	Polo Ralph Lauren Corporation	6,278

200	VF Corporation	14,236
	Total Textiles, Apparel & Luxury Goods	89,782

	Thrifts & Mortgage Finance – 0.3%

1,800	Countrywide Financial Corporation	7,650

700	Federal Home Loan Mortgage Corporation	11,480

1,800	Federal National Mortgage Association	35,118

1,900	Hudson City Bancorp, Inc.	31,692

200	MGIC Investment Corporation	1,222

200	Sovereign Bancorp, Inc., (2)	1,472

1,400	Washington Mutual, Inc.	6,902
	Total Thrifts & Mortgage Finance	95,536

	Tobacco – 1.1%

8,100	Altria Group, Inc.	166,536

2,200	Philip Morris International, (2)	108,658

700	Reynolds American Inc.	32,669

400	UST Inc.	21,844
	Total Tobacco	329,707

	Trading Companies & Distributors – 0.1%

200	W.W. Grainger, Inc.	16,360

Shares	Description (1)	Value

	Wireless Telecommunication Services – 0.1%

600	American Tower Corporation, (2)	$25,350
	Total Investments (cost $34,647,215) – 99.6%	31,192,770

	Other Assets Less Liabilities – 0.4%	110,072

	Net Assets – 100%	$31,302,842

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 1.3%

10	Alliant Techsystems Inc., (2)	$1,017

20	BE Aerospace Inc., (2)	466

80	DRS Technologies Inc.	6,298

120	FLIR Systems Inc.	4,868

150	Goodrich Corporation	7,119

110	L-3 Communications Holdings, Inc.	9,996

50	Precision Castparts Corporation	4,819

90	Rockwell Collins, Inc.	4,316

40	Spirit AeroSystems Holdings Inc., (2)	767
	Total Aerospace & Defense	39,666

	Air Freight & Logistics – 0.3%

60	C.H. Robinson Worldwide, Inc.	3,290

90	Expeditors International of Washington Inc.	3,870

60	UTI Worldwide, Inc.	1,197
	Total Air Freight & Logistics	8,357

	Airlines – 0.9%

1,180	AMR Corporation-DEL, (2)	6,042

600	Continental Airlines, inc., (2)	6,066

820	Delta Air Lines, Inc.	4,674

700	Southwest Airlines Co.	9,128
	Total Airlines	25,910

	Auto Components – 0.9%

110	Advance Auto Parts, Inc.	4,271

80	Autoliv Inc.	3,730

140	BorgWarner Inc.	6,213

410	Goodyear Tire & Rubber Company, (2)	7,310

160	LKQ Corporation	2,891

30	WABCO Holdings Inc.	1,394
	Total Auto Components	25,809

	Automobiles – 1.4%

4,210	Ford Motor Company, (2)	20,250

1,520	General Motors Corporation	17,480

110	Harley-Davidson, Inc.	3,989
	Total Automobiles	41,719

	Beverages – 1.2%

30	Brown-Forman Corporation	2,267

420	Coca-Cola Enterprises Inc.	7,266

230	Constellation Brands, Inc., Class A, (2)	4,568

500	Dr. Pepper Snapple Group	10,490

130	Molson Coors Brewing Company, Class B	7,063

160	Pepsi Bottling Group, Inc.	4,467

60	PepsiAmericas Inc.	1,187
	Total Beverages	37,308

Shares	Description (1)	Value

	Biotechnology – 0.4%

170	BioMarin Pharmaceutical Inc.	$4,927

30	Idexx Labs Inc., (2)	1,462

110	Invitrogen Corporation, (2)	4,319

40	Vertex Pharmaceuticals Inc., (2)	1,339
	Total Biotechnology	12,047

	Building Products – 0.4%

30	Armstrong World Industries Inc., (2)	877

40	Fastenal Company	1,726

60	Lennox International Inc.	1,738

520	Masco Corporation	8,180

30	USG Corporation, (2)	887
	Total Building Products	13,408

	Capital Markets – 1.8%

10	Affiliated Managers Group Inc., (2)	901

300	American Capital Strategies Limited	7,131

280	Ameriprise Financial, Inc.	11,388

10	Federated Investors Inc.	344

360	Invesco LTD	8,633

80	Investment Technology Group, (2)	2,677

10	Lazard Limited	342

250	Legg Mason, Inc.	10,893

30	Raymond James Financial Inc.	792

50	SEI Investments Company	1,176

100	T. Rowe Price Group Inc.	5,647

40	TD Ameritrade Holding Corporation, (2)	724

90	Waddell & Reed Financial, Inc., Class A	3,151
	Total Capital Markets	53,799

	Chemicals – 3.3%

80	Airgas, Inc.	4,671

90	Albemarle Corporation	3,592

80	Ashland Inc.	3,856

30	Cabot Corporation	729

160	Celanese Corporation, Series A	7,306

110	CF Industries Holdings, Inc.	16,808

120	Chemtura Corporation	701

40	Cytec Industries, Inc.	2,182

80	Eastman Chemical Company	5,509

80	Ecolab Inc.	3,439

80	FMC Corporation	6,195

130	Huntsman Corporation	1,482

20	International Flavors & Fragrances Inc.	781

20	Lubrizol Corporation	927

80	Nalco Holding Company	1,692

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Chemicals (continued)

170	PPG Industries, Inc.	$9,753

150	Rohm and Haas Company	6,966

120	RPM International, Inc.	2,472

140	Sigma-Aldrich Corporation	7,540

210	Terra Industries, Inc., (2)	10,364

10	Valhi Inc.	273

50	Valspar Corporation	946
	Total Chemicals	98,184

	Commercial Banks – 3.5%

160	Associated Banc-Corp.	3,086

80	BancorpSouth Inc.	1,399

50	Bank of Hawaii Corporation	2,390

20	BOK Financial Corporation	1,069

310	Comerica Incorporated	7,945

50	Commerce Bancshares Inc.	1,983

50	Cullen/Frost Bankers, Inc.	2,493

1,130	Fifth Third Bancorp.	11,503

180	Fulton Financial Corporation	1,809

850	Huntington BancShares Inc.	4,905

740	KeyCorp.	8,125

100	M&T Bank Corporation	7,054

430	Marshall and Ilsley Corporation	6,592

230	Northern Trust Corporation	15,771

210	Popular, Inc.	1,384

1,390	Regions Financial Corporation	15,165

460	Synovus Financial Corp.	4,016

30	TCF Financial Corporation	361

70	Unionbancal Corporation	2,829

50	Valley National Bancorp.	789

70	Webster Financial Corporation	1,302

80	Whitney Holding Corporation	1,464

30	Wilmington Trust Corporation	793
	Total Commercial Banks	104,227

	Commercial Services & Supplies – 1.9%

380	Allied Waste Industries, Inc., (2)	4,796

50	Avery Dennison Corporation	2,197

20	Brinks Company	1,308

10	Career Education Corporation, (2)	146

30	ChoicePoint Inc., (2)	1,446

60	Cintas Corporation	1,591

50	Copart Inc., (2)	2,141

10	Corporate Executive Board Company	421

50	Corrections Corporation of America, (2)	1,374

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

30	Dun and Bradstreet Inc.	$2,629

70	Equifax Inc.	2,353

70	FTI Consulting Inc.	4,792

30	Genpact Limited, (2)	448

90	Hewitt Associates Inc., Class A, (2)	3,450

40	IHS Inc.	2,784

100	Manpower Inc.	5,824

110	Pitney Bowes Inc.	3,751

110	R.R. Donnelley & Sons Company	3,266

130	Republic Services, Inc.	3,861

40	Robert Half International Inc.	959

80	Steelcase Inc.	802

90	Stericycle Inc., (2)	4,653

10	Strayer Education Inc.	2,091

30	Zebra Technologies Corporation, Class A, (2)	979
	Total Commercial Services & Supplies	58,062

	Communication Equipment – 0.1%

10	Clearwire Corporation	130

10	CommScope Inc., (2)	528

40	Harris Corporation	2,020

140	Level 3 Communications Inc.	413
	Total Communication Equipment	3,091

	Computers & Peripherals – 1.7%

10	Brocade Communications Systems Inc., (2)	82

70	Ingram Micro, Inc., (2)	1,243

20	Lexmark International, Inc., Class A, (2)	669

40	McAfee Inc., (2)	1,361

30	MSCI Inc., Class A Shares, (2)	1,089

60	NCR Corporation, (2)	1,512

610	Seagate Technology	11,669

1,690	Sun Microsystems Inc.	18,413

90	Teradata Corporation, (2)	2,083

340	Western Digital Corporation, (2)	11,740
	Total Computers & Peripherals	49,861

	Construction & Engineering – 2.2%

100	AECOM Technology Corporation	3,253

140	Bucyrus International, Inc.	10,223

120	Fluor Corporation	22,330

140	Jacobs Engineering Group Inc., (2)	11,298

170	KBR Inc.	5,935

40	Quanta Services Incorporated, (2)	1,331

110	Shaw Group Inc., (2)	6,797

90	URS Corporation, (2)	3,777
	Total Construction & Engineering	64,944

27

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Construction Materials – 0.4%

10	Eagle Materials Inc.	$253

220	Vulcan Materials Company	13,152
	Total Construction Materials	13,405

	Consumer Finance – 0.2%

40	Americredit Corp., (2)	345

280	Capitalsource Inc.	3,102

230	Discover Financial Services	3,029
	Total Consumer Finance	6,476

	Containers & Packaging – 1.3%

60	AptarGroup Inc.	2,517

110	Ball Corporation	5,251

40	Bemis Company, Inc.	897

170	Crown Holdings Inc., (2)	4,418

30	Greif Inc.	1,921

270	Owens-Illinois, Inc., (2)	11,256

150	Packaging Corp. of America	3,227

200	Pactiv Corporation, (2)	4,246

80	Sealed Air Corporation	1,521

720	Smurfit-Stone Container Corporation, (2)	2,930

50	Sonoco Products Company	1,548
	Total Containers & Packaging	39,732

	Diversified Consumer Services – 0.3%

60	Devry, Inc.	3,217

180	H & R Block Inc.	3,852

20	Hillenbrand Inc., (2)	428

130	Service Corporation International	1,282

10	Weight Watcher’s International Inc.	356
	Total Diversified Consumer Services	9,135

	Diversified Financial Services – 0.5%

230	Allied Capital Corporation	3,195

30	Eaton Vance Corporation	1,193

170	Leucadia National Corporation	7,980

20	MF Global LTD	126

20	NYMEX Holdings Inc.	1,690
	Total Diversified Financial Services	14,184

	Diversified REIT – 0.4%

180	Duke Realty Corporation	4,041

100	Liberty Property Trust	3,315

60	Vornado Realty Trust	5,280
	Total Diversified REIT	12,636

	Diversified Telecommunication Services – 0.9%

30	CenturyTel, Inc.	1,068

410	Citizens Communications Company	4,649

170	Embarq Corporation	8,036

2,050	Qwest Communications International Inc.	8,057

28

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

490	Windstream Corporation	$6,047
	Total Diversified Telecommunication Services	27,857

	Electric Utilities – 4.5%

70	Allegheny Energy, Inc.	3,508

100	Alliant Energy Corporation	3,426

180	Ameren Corporation	7,601

390	American Electric Power Company, Inc.	15,690

260	Consolidated Edison, Inc.	10,163

60	Covanta Holding Corporation, (2)	1,601

110	DPL Inc.	2,902

150	DTE Energy Company	6,366

270	Edison International	13,873

80	Great Plains Energy Incorporated	2,022

70	Hawaiian Electric Industries	1,731

130	Northeast Utilities	3,319

80	OGE Energy Corp.	2,537

200	Pepco Holdings, Inc.	5,130

300	PG&E Corporation	11,907

100	Pinnacle West Capital Corporation	3,077

290	PPL Corporation	15,158

210	Progress Energy, Inc.	8,784

450	Reliant Energy Inc., (2)	9,572

120	Sierra Pacific Resources	1,525

260	TECO Energy, Inc.	5,587
	Total Electric Utilities	135,479

	Electrical Equipment – 0.5%

60	Ametek Inc.	2,833

90	Cooper Industries, Ltd., Class A, (2)	3,555

10	Energizer Holdings Inc., (2)	731

30	Hubbell Incorporated, Class B	1,196

40	Lincoln Electric Holdings Inc.	3,148

40	Rockwell Automation, Inc.	1,749

10	Thomas & Betts Corporation, (2)	379
	Total Electrical Equipment	13,591

	Electronic Equipment & Instruments – 1.4%

150	Agilent Technologies, Inc., (2)	5,331

80	Amphenol Corporation, Class A	3,590

50	Arrow Electronics, Inc., (2)	1,536

200	Avnet Inc., (2)	5,456

20	AVX Group	226

30	Diebold Inc.	1,067

60	Dolby Laboratories, Inc., (2)	2,418

100	Gentex Corporation	1,444

29

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

50	Itron Inc., (2)	$4,918

40	Jabil Circuit Inc.	656

10	Mettler-Toledo International Inc., (2)	949

10	Millipore Corporation, (2)	679

70	Molex Inc.	1,709

30	National Instruments Corporation	851

40	Roper Industries Inc.	2,635

60	Tech Data Corporation, (2)	2,033

120	Trimble Navigation Limited, (2)	4,284

70	Vishay Intertechnology Inc., (2)	621

30	Waters Corporation, (2)	1,935
	Total Electronic Equipment & Instruments	42,338

	Energy Equipment & Services – 6.3%

40	Atwood Oceanics Inc., (2)	4,974

420	BJ Services Company	13,415

110	Cabot Oil & Gas Corporation	7,450

30	Dresser Rand Group, Inc., (2)	1,173

200	ENSCO International Incorporated	16,148

70	Exterran Holdings, Inc.	5,004

170	FMC Technologies Inc., (2)	13,078

100	Helix Energy Solutions Group, (2)	4,164

110	Helmerich & Payne Inc.	7,922

180	Hercules Offshore Inc.	6,844

40	Key Energy Services Inc.	777

390	Nabors Industries Limited, (2)	19,200

340	Noble Corporation	22,086

80	Oceaneering International Inc., (2)	6,164

70	Oil States International Inc.	4,441

260	Patterson-UTI Energy, Inc.	9,370

220	Pride International Inc., (2)	10,404

200	Rowan Companies Inc.	9,350

100	SandRidge Energy Inc.	6,458

20	SeaCor Smit Inc., (2)	1,790

20	Smith International, Inc.	1,663

110	Superior Energy Services, Inc., (2)	6,065

20	TETRA Technologies, (2)	474

120	Tidewater Inc.	7,804

60	Unit Corporation, (2)	4,978
	Total Energy Equipment & Services	191,196

	Food & Staples Retailing – 1.1%

120	BJ’s Wholesale Club, (2)	4,644

40	Central European Distribution Corporation	2,966

70	Rite Aid Corporation, (2)	111

30

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

430	Safeway Inc.	$12,277

220	SUPERVALU INC.	6,796

320	Whole Foods Market, Inc.	7,581
	Total Food & Staples Retailing	34,375

	Food Products – 2.3%

180	Bunge Limited, (2)	19,384

70	Campbell Soup Company	2,342

540	ConAgra Foods, Inc.	10,411

70	Corn Products International, Inc.	3,438

30	Dean Foods Company, (2)	589

110	Del Monte Foods Company	781

280	H.J. Heinz Company	13,398

70	Hershey Foods Corporation	2,295

70	Hormel Foods Corporation	2,423

20	JM Smucker Company	813

60	McCormick & Company, Incorporated	2,140

310	Sara Lee Corporation	3,798

50	Smithfield Foods, Inc., (2)	994

450	Tyson Foods, Inc., Class A	6,723
	Total Food Products	69,529

	Gas Utilities – 1.1%

70	AGL Resources Inc.	2,421

70	Atmos Energy Corporation	1,930

70	Energen Corporation	5,462

140	Equitable Resources Inc.	9,668

130	Questar Corporation	9,235

50	Southern Union Company	1,351

80	UGI Corporation	2,297
	Total Gas Utilities	32,364

	Health Care Equipment & Supplies – 1.7%

10	Advanced Medical Optics	187

70	AmerisourceBergen Corporation	2,799

180	Applera Corporation-Applied Biosystems Group	6,026

60	Beckman Coulter, Inc.	4,052

50	C. R. Bard, Inc.	4,398

20	Cooper Companies, Inc.	743

50	DENTSPLY International Inc.	1,840

20	Gen-Probe, Inc., (2)	950

20	Hill Rom Holdings Inc.	540

80	Hospira Inc., (2)	3,209

60	Intuitive Surgical, Inc., (2)	16,164

20	Inverness Medical Innovation	663

10	Lincare Holdings, (2)	284

31

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

30	Patterson Companies Inc., (2)	$882

40	ResMed Inc., (2)	1,430

80	Saint Jude Medical Inc., (2)	3,270

50	Varian Medical Systems, Inc., (2)	2,593
	Total Health Care Equipment & Supplies	50,030

	Health Care Providers & Services – 2.0%

10	Brookdale Senior Living Inc.	204

90	CIGNA Corporation	3,185

40	Community Health Systems Inc., (2)	1,319

70	Coventry Health Care, Inc., (2)	2,129

50	Davita Inc., (2)	2,657

270	Express Scripts, Inc., (2)	16,934

410	Health Management Associates Inc., (2)	2,669

40	Henry Schein Inc., (2)	2,063

290	Humana Inc., (2)	11,533

50	Laboratory Corporation of America Holdings, (2)	3,482

110	Lifepoint Hospitals Inc., (2)	3,113

10	Omnicare, Inc.	262

50	Pharmaceutical Product Development Inc.	2,145

80	Quest Diagnostics Incorporated	3,878

80	Tenet Healthcare Corporation, (2)	445

50	Universal Health Services, Inc., Class B	3,161

40	VCA Antech, Inc., (2)	1,111
	Total Health Care Providers & Services	60,290

	Health Care Technology – 0.1%

20	Cerner Corporation, (2)	904

90	Health Corporation, (2)	1,019

80	IMS Health Incorporated	1,864
	Total Health Care Technology	3,787

	Hotels, Restaurants & Leisure – 1.8%

10	Choice Hotels International, Inc.	265

210	Darden Restaurants Inc.	6,707

150	International Game Technology	3,747

20	Intl Speedway Corporation	781

130	Marriott International, Inc., Class A	3,411

270	MGM Mirage Inc., (2)	9,150

20	Orient Express Hotels Limited	869

10	Penn National Gaming, Inc., (2)	322

290	Royal Caribbean Cruises Limited	6,516

40	Starwood Hotels & Resorts Worldwide, Inc.	1,603

60	Tim Hortons Inc.	1,721

220	Wyndham Worldwide Corporation	3,940

460	YUM! Brands, Inc.	16,141
	Total Hotels, Restaurants & Leisure	55,173

32

Shares	Description (1)	Value

	Household Durables – 1.4%

20	Black & Decker Corporation	$1,150

710	D.R. Horton, Inc.	7,704

130	Fortune Brands Inc.	8,113

10	Harman International Industries Inc.	414

210	Leggett and Platt Inc.	3,522

70	Mohawk Industries Inc., (2)	4,487

340	Newell Rubbermaid Inc.	5,709

70	Snap-on Incorporated	3,641

30	Stanley Works	1,345

110	Whirlpool Corporation	6,790
	Total Household Durables	42,875

	Household Products – 0.1%

30	Church & Dwight Company Inc.	1,691

30	Clorox Company	1,566
	Total Household Products	3,257

	Independent Power Producers & Energy Traders – 0.8%

310	AES Corporation, (2)	5,955

130	Calpine Corporation	2,933

40	Constellation Energy Group	3,284

40	Mirant Corporation, (2)	1,566

270	NRG Energy Inc., (2)	11,583
	Total Independent Power Producers & Energy Traders	25,321

	Industrial Conglomerates – 1.4%

20	Carlisle Companies Inc.	580

90	Genuine Parts Company	3,571

230	McDermott International Inc., (2)	14,235

20	Teleflex Inc.	1,112

270	Textron Inc.	12,941

100	Walter Industries Inc.	10,877
	Total Industrial Conglomerates	43,316

	Industrial REIT – 0.7%

100	AMB Property Corp.	5,038

300	ProLogis	16,305
	Total Industrial REIT	21,343

	Insurance – 3.8%

30	Allied World Assurance Holdings	1,189

90	American Financial Group Inc.	2,408

250	Aon Corporation	11,485

50	Arch Capital Group Limited, (2)	3,316

50	Arthur J. Gallagher & Co.	1,205

110	Assurant Inc.	7,256

80	Axis Capital Holdings Limited	2,385

60	Brown & Brown Inc.	1,043

33

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Insurance (continued)

170	Cincinnati Financial Corporation	$4,318

60	CNA Financial Corporation	1,509

100	Conseco Inc., (2)	992

50	Endurance Specialty Holdings, Limited	1,540

10	Erie Indemnity Company	462

30	Everest Reinsurance Group Ltd	2,391

110	Fidelity National Title Group Inc., Class A	1,386

40	First American Corporation	1,056

210	Genworth Financial Inc., Class A	3,740

50	Hanover Insurance Group Inc.	2,125

50	HCC Insurance Holdings Inc.	1,057

130	Lincoln National Corporation	5,892

240	Marsh & McLennan Companies, Inc.	6,372

30	Mercury General Corporation	1,402

20	Nationwide Financial Services, Inc.	960

120	Old Republic International Corporation	1,421

10	OneBeacon Insurance Group Limited, Class A	176

50	PartnerRe Limited	3,457

20	Philadelphia Consolidated Holding Corporation, (2)	679

160	Principal Financial Group, Inc.	6,715

330	Progressive Corporation	6,178

70	Protective Life Corporation	2,664

10	Reinsurance Group of America Inc.	435

70	RenaisasnceRE Holdings, Limited	3,127

120	SAFECO Corporation	8,059

40	StanCorp Financial Group Inc.	1,878

40	Torchmark Corporation	2,346

10	Transatlantic Holdings Inc.	565

20	Unitrin, Inc.	551

340	Unum Group	6,953

70	WR Berkley Corporation	1,691

70	XL Capital Ltd, Class A	1,439
	Total Insurance	113,823

	Internet & Catalog Retail – 0.6%

10	Expedia, Inc., (2)	184

280	IAC/InterActiveCorp., (2)	5,398

20	MSC Industrial Direct Inc., Class A	882

100	Priceline.com Incorporated	11,546
	Total Internet & Catalog Retail	18,010

	Internet Software & Services – 0.5%

70	Ansys Inc., (2)	3,298

30	Metavante Technologies Inc., (2)	679

160	Sohu.com Inc.	11,270
	Total Internet Software & Services	15,247

34

Shares	Description (1)	Value

	IT Services – 2.0%

100	Affiliated Computer Services Inc., (2)	$5,349

70	Broadridge Financial Solutions, Inc.	1,474

140	Computer Sciences Corporation, (2)	6,558

70	Convergys Corporation, (2)	1,040

70	DST Systems Inc., (2)	3,854

820	Electronic Data Systems Corporation	20,205

20	FactSet Research Systems Inc.	1,127

90	Fidelity National Information Services	3,322

70	Fiserv, Inc., (2)	3,176

40	Global Payments Inc.	1,864

90	Iron Mountain Inc., (2)	2,390

120	Paychex, Inc.	3,754

180	SAIC, Inc., (2)	3,746

70	Total System Services Inc.	1,555

190	Unisys Corporation, (2)	751
	Total IT Services	60,165

	Leisure Equipment & Products – 0.7%

490	Eastman Kodak Company	7,071

210	Hasbro, Inc.	7,501

410	Mattel, Inc.	7,019
	Total Leisure Equipment & Products	21,591

	Life Sciences Tools & Services – 0.5%

60	Charles River Laboratories International, Inc., (2)	3,835

20	Covance, Inc., (2)	1,720

20	Edwards Lifesciences Corporation, (2)	1,241

60	Illumina Inc., (2)	5,227

40	Perkinelmer Inc.	1,114

30	Techne Corporation, (2)	2,322
	Total Life Sciences Tools & Services	15,459

	Machinery – 4.8%

190	AGCO Corporation, (2)	9,958

30	Crane Company	1,156

320	Cummins Inc.	20,966

30	Donaldson Company, Inc.	1,339

230	Dover Corporation	11,125

220	Eaton Corporation	18,693

60	Flowserve Corporation	8,202

50	Gardner Denver, Inc., (2)	2,840

30	Graco Inc.	1,142

80	Harsco Corporation	4,353

70	IDEX Corporation	2,579

120	Ingersoll Rand Company Limited, Class A	4,492

80	ITT Industries Inc.	5,066

35

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Machinery (continued)

80	Kennametal Inc.	$2,604

10	Manitowoc Company Inc.	325

30	Oshkosh Truck Corporation	621

50	Pall Corporation	1,984

200	Parker Hannifin Corporation	14,264

90	Pentair, Inc.	3,152

60	SPX Corporation	7,904

190	Terex Corporation, (2)	9,760

90	Timken Company	2,965

170	Trinity Industries Inc.	5,897

30	Valmont Industries, Inc.	3,129
	Total Machinery	144,516

	Marine – 0.3%

50	Alexander and Bald, Inc.	2,278

70	Kirby Corporation, (2)	3,360

50	Overseas Shipholding Group Inc.	3,976
	Total Marine	9,614

	Media – 2.5%

120	Cablevision Systems Corporation, (2)	2,712

770	CBS Corporation, Class B	15,007

40	Central European Media Enterprises Limited, (2)	3,621

10	Clear Channel Outdoor Holdings Inc., Class A, (2)	178

10	CTC Media, Inc., (2)	247

300	Discovery Holding Company, Series A, (2)	6,588

30	DISH Network Corporation (2)	878

90	Dreamworks Animation SKG Inc., (2)	2,683

20	E.W. Scripps Company, Class A	831

40	Echostar Holding Corporation, Class A, (2)	1,249

320	Gannett Company Inc.	6,934

10	Hearst-Argyle Television Inc.	192

650	Interpublic Group Companies, Inc., (2)	5,590

20	John Wiley and Sons Inc., Class A	901

190	Liberty Global Inc, A Shares, (2)	5,972

140	Liberty Media Holding Corporation Capital, Class A, (2)	2,016

330	Liberty Media Holding Corporation Interactive, Class A, (2)	4,871

120	McGraw-Hill Companies, Inc.	4,814

20	Morningstar, Inc.	1,441

60	New York Times, Class A	923

130	Regal Entertainment Group, Class A	1,986

10	Sirius Satellite Radio Inc.	19

460	Virgin Media, Inc.	6,261

20	Warner Music Group Corporation	143

60	XM Satellite Radio Holdings Inc., Class A, (2)	470
	Total Media	76,527

36

Shares	Description (1)	Value

	Metals & Mining – 3.5%

210	AK Steel Holding Corporation	$14,490

220	Allegheny Technologies, Inc.	13,042

50	Century Aluminum Company, (2)	3,325

160	Cleveland-Cliffs Inc.	19,070

120	Commercial Metals Company	4,524

200	CONSOL Energy Inc.	22,474

70	Foundation Coal Holding Corporation	6,201

70	Reliance Steel & Aluminum Company	5,396

30	Schnitzer Steel Industries, Inc.	3,438

320	Steel Dynamics Inc.	12,502
	Total Metals & Mining	104,462

	Mortgage REIT – 0.5%

740	Annaly Capital Management Inc.	11,477

230	iStar Financial Inc.	3,038
	Total Mortgage REIT	14,515

	Multiline Retail – 2.7%

130	Big Lots, Inc., (2)	4,061

200	Family Dollar Stores, Inc.	3,988

640	Federated Department Stores, Inc.	12,429

400	J.C. Penney Company, Inc.	14,516

490	Kohl’s Corporation, (2)	19,620

450	Nordstrom, Inc.	13,635

30	Saks Inc., (2)	329

170	Sears Holding Corporation, (2)	12,522
	Total Multiline Retail	81,100

	Multi-Utilities – 2.2%

350	CenterPoint Energy, Inc.	5,618

20	CMS Energy Corporation	298

20	Dynegy Inc., (2)	171

120	Energy East Corporation	2,966

70	Integrys Energy Group, Inc.	3,558

150	MDU Resources Group Inc.	5,229

70	National Fuel Gas Company	4,164

260	NiSource Inc.	4,659

80	NSTAR	2,706

100	ONEOK, Inc.	4,883

110	Puget Energy, Inc.	2,639

100	Scana Corporation	3,700

220	Sempra Energy	12,419

60	Vectren Corporation	1,873

100	Wisconsin Energy Corporation	4,522

360	Xcel Energy, Inc.	7,225
	Total Multi-Utilities	66,630

37

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Office Electronics – 0.2%

350	Xerox Corporation	$4,746
	Office REIT – 0.8%

30	Alexandria Real Estate Equities Inc.	2,920

120	Boston Properties, Inc.	10,826

40	Brandywine Realty Trust	630

10	Digital Realty Trust Inc.	409

120	Douglas Emmett Inc.	2,636

260	HRPT Properties Trust	1,760

10	Kilroy Realty Corporation	470

80	Mack-Cali Realty Corporation	2,734

20	SL Green Realty Corporation	1,654
	Total Office REIT	24,039

	Oil, Gas & Consumable Fuels – 8.1%

160	Alpha Natural Resources Inc.	16,686

100	Cimarex Energy Company	6,967

30	CNX Gas Corporation, (2)	1,261

80	Continental Resources Inc., (2)	5,546

240	Denbury Resources Inc., (2)	8,760

840	El Paso Corporation	18,262

70	Encore Acquisition Company	5,263

90	Forest Oil Corporation, (2)	6,705

80	Frontline Limited	5,582

90	Mariner Energy Inc.	3,327

110	Massey Energy Company	10,313

190	Murphy Oil Corporation	18,630

160	Newfield Exploration Company, (2)	10,440

210	Noble Energy, Inc.	21,118

30	Patriot Coal Corporation, (2)	4,599

230	Petrohawk Energy Corporation, (2)	10,651

150	Pioneer Natural Resources Company	11,742

200	Quicksilver Resources Inc., (2)	7,728

220	Range Resources Corporation	14,419

380	Southwestern Energy Company, (2)	18,092

70	St Mary Land and Exploration Company	4,525

300	Sunoco, Inc.	12,207

50	Teekay Shipping Corporation	2,259

580	Tesoro Petroleum Corporation	11,467

50	W&T Offshore Inc.	2,926

60	Whiting Petroleum Corporation	6,365
	Total Oil, Gas & Consumable Fuels	245,840

	Paper & Forest Products – 1.1%

310	Domtar Corporation, (2)	1,690

540	International Paper Company	12,582

38

Shares	Description (1)	Value

	Paper & Forest Products (continued)

200	MeadWestvaco Corporation	$4,768

270	Weyerhaeuser Company	13,808
	Total Paper & Forest Products	32,848

	Personal Products – 0.3%

20	Alberto Culver Company	525

190	Avon Products, Inc.	6,844

10	Estee Lauder Companies Inc., Class A	465

20	NBTY Inc., (2)	641
	Total Personal Products	8,475

	Pharmaceuticals – 0.8%

130	Allergan, Inc.	6,767

10	APP Pharmaceuticals Inc., (2)	167

150	Barr Laboratories Inc., (2)	6,762

20	Endo Pharmaceuticals Holdings Inc., (2)	484

130	Forest Laboratories, Inc., (2)	4,516

70	King Pharmaceuticals Inc., (2)	733

140	Perrigo Company	4,448

40	Warner Chilcott Limited, (2)	678

40	Watson Pharmaceuticals Inc., (2)	1,087
	Total Pharmaceuticals	25,642

	Real Estate Management & Development – 0.1%

40	CB Richard Ellis Group, Inc., Class A, (2)	768

40	Forest City Enterprises, Inc.	1,289

40	St Joe Company, (2)	1,373
	Total Real Estate Management & Development	3,430

	Residential REIT – 0.7%

130	Apartment Investment & Management Company, Class A	4,428

20	AvalonBay Communities, Inc.	1,783

10	BRE Properties, Inc.	433

10	Camden Property Trust	443

270	Equity Residential	10,333

10	Essex Property Trust Inc.	1,065

150	UDR Inc.	3,357
	Total Residential REIT	21,842

	Retail REIT – 0.5%

30	CBL & Associates Properties Inc.	685

40	Developers Diversified Realty Corporation	1,388

20	Federal Realty Investment Trust	1,380

70	General Growth Properties Inc.	2,452

100	Kimco Realty Corporation	3,452

20	Macerich Company	1,243

30	Regency Centers Corporation	1,774

20	Taubman Centers Inc.	973

39

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Retail REIT (continued)

80	Weingarten Realty Investors Trust	$2,426
	Total Retail REIT	15,773

	Road & Rail – 0.4%

50	Avis Budget Group Inc., (2)	419

70	Hertz Global Holdings, Inc., (2)	672

100	Kansas City Southern Industries, (2)	4,399

10	Landstar System	552

100	Ryder System, Inc.	6,888
	Total Road & Rail	12,930

	Semiconductors & Equipment – 1.2%

170	Atmel Corporation, (2)	592

330	Cypress Semiconductor Corporation, (2)	8,168

50	Fairchild Semiconductor International Inc., Class A, (2)	587

20	International Rectifier Corporation, (2)	384

260	Lam Research Corporation, (2)	9,399

20	Microchip Technology Incorporated	611

1,840	Micron Technology, Inc., (2)	11,040

240	Novellus Systems, Inc., (2)	5,086
	Total Semiconductors & Equipment	35,867

	Software – 1.4%

330	Activision Inc., (2)	11,243

90	Amdocs Limited, (2)	2,648

60	Autodesk, Inc., (2)	2,029

40	BMC Software, Inc., (2)	1,440

140	CA Inc.	3,233

10	Cadence Design Systems, Inc., (2)	101

20	Compuware Corporation, (2)	191

90	Electronic Arts Inc. (EA), (2)	3,999

60	Intuit Inc., (2)	1,654

150	NAVTEQ Corporation, (2)	11,550

160	Novell Inc., (2)	942

60	Red Hat, Inc., (2)	1,241

60	Synopsys Inc., (2)	1,435
	Total Software	41,706

	Specialized REIT – 1.6%

230	Health Care Property Investors Inc.	7,316

90	Health Care REIT, Inc.	4,005

140	Hospitality Properties Trust	3,424

750	Host Hotels & Resorts Inc.	10,238

110	Nationwide Health Properties, Inc.	3,464

170	Plum Creek Timber Company	7,261

50	Public Storage, Inc.	4,040

70	Rayonier Inc.	2,972

40

Shares	Description (1)	Value

	Specialized REIT (continued)

140	Ventas Inc.	$5,960
	Total Specialized REIT	48,680

	Specialty Retail – 2.4%

160	Abercrombie & Fitch Co., Class A	10,029

390	American Eagle Outfitters, Inc.	5,316

250	AutoNation Inc., (2)	2,505

60	AutoZone, Inc., (2)	7,261

90	CarMax, Inc., (2)	1,277

70	Foot Locker, Inc.	872

790	Gap, Inc.	13,169

460	Limited Brands, Inc.	7,751

410	Office Depot, Inc., (2)	4,485

10	OfficeMax Inc.	139

20	O’Reilly Automotive Inc., (2)	447

80	Penske Auto Group, Inc.	1,178

10	PetSmart Inc.	199

370	RadioShack Corporation	4,539

150	Sherwin-Williams Company	6,889

90	TJX Companies, Inc.	2,831

140	Williams-Sonoma Inc.	2,777
	Total Specialty Retail	71,664

	Textiles, Apparel & Luxury Goods – 0.4%

20	Coach, Inc., (2)	577

160	Hanesbrands Inc., (2)	4,341

150	Jones Apparel Group, Inc.	2,062

80	VF Corporation	5,693
	Total Textiles, Apparel & Luxury Goods	12,673

	Thrifts & Mortgage Finance – 1.0%

130	Astoria Financial Corporation	2,609

20	Capitol Federal Financial	751

670	Hudson City Bancorp, Inc.	11,175

10	MGIC Investment Corporation	60

420	New York Community Bancorp, Inc.	7,492

380	People’s United Financial, Inc.	5,927

90	TFS Financial Corporation	1,042

130	Washington Federal Inc.	2,352
	Total Thrifts & Mortgage Finance	31,408

	Tobacco – 0.3%

140	UST Inc.	7,644
	Trading Companies & Distributors – 0.2%

50	GATX Corporation	2,216

30	United Rentals Inc., (2)	587

30	W.W. Grainger, Inc.	2,453
	Total Trading Companies & Distributors	5,256

41

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Water Utilities – 0.1%

70	American water Works Company	$1,552

40	Aqua America Inc.	638
	Total Water Utilities	2,190

	Wireless Telecommunication Services – 0.6%

170	American Tower Corporation, (2)	7,182

150	Crown Castle International Corporation, (2)	5,809

80	Metropcs Communications Inc., (2)	1,416

10	SBA Communications Corporation, (2)	359

40	Telephone and Data Systems Inc.	1,890

10	United States Cellular Corporation, (2)	564
	Total Wireless Telecommunication Services	17,220

	Total Investments (cost $3,115,344) – 99.3%	2,995,613

	Other Assets Less Liabilities – 0.7%	21,170

	Net Assets – 100%	$3,016,783

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

42

Statement of Assets and Liabilities

June 30, 2008

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $34,647,215 and $3,115,344, respectively)	$31,192,770	$2,995,613
Cash	83,975	15,714
Receivables:
Dividends	43,373	4,164
From Adviser	3,091	17,406
Investments sold	—	937,739
Other assets	—	5
Total assets	31,323,209	3,970,641
Liabilities
Payable for investments purchased	—	933,485
Accrued expenses:
12b-1 distribution and service fees	240	763
Other	20,127	19,610
Total liabilities	20,367	953,858
Net assets	$31,302,842	$3,016,783
Class A Shares
Net assets	$218,010	$697,259
Shares outstanding	12,500	37,500
Net asset value per share	$17.44	$18.59
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.50	$19.72
Class C Shares
Net assets	$217,203	$694,692
Shares outstanding	12,500	37,500
Net asset value and offering price per share	$17.38	$18.53
Class I Shares (1)
Net assets	$30,867,629	$1,624,832
Shares outstanding	1,767,640	87,284
Net asset value and offering price per share	$17.46	$18.62

Net Assets Consist of:
Capital paid-in	$35,633,910	$3,246,592
Undistributed (Over-distribution of) net investment income	308,596	17,126
Accumulated net realized gain (loss) from investments and derivative transactions	(1,185,219)	(127,205)
Net unrealized appreciation (depreciation) of investments	(3,454,445)	(119,731)
Net assets	$31,302,842	$3,016,783

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

43

Statement of Operations

For the period December 3, 2007 (commencement of operations) through June 30, 2008

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income
Dividends (net of foreign tax withheld of $14 and $10, respectively)	$450,361	$35,674
Interest	9,151	1,034
Total investment income	459,512	36,708
Expenses
Management fees	89,481	9,377
12b-1 service fees – Class A	336	1,021
12b-1 distribution and service fees – Class B	959	2,882
12b-1 distribution and service fees – Class C	1,340	4,077
Shareholders’ servicing agent fees and expenses	214	164
Custodian’s fees and expenses	24,279	30,270
Trustees’ fees and expenses	473	87
Professional fees	7,694	6,450
Shareholders’ reports – printing and mailing expenses	7,673	7,681
Federal and state registration fees	5,865	5,806
Other expenses	2,275	2,158
Total expenses before custodian fee credit and expense reimbursement	140,589	69,973
Custodian fee credit	(807)	(367)
Expense reimbursement	(48,487)	(52,617)
Net expenses	91,295	16,989
Net investment income	368,217	19,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,201,717)	(127,205)
Futures	16,498	—
Change in net unrealized appreciation (depreciation) of investments	(3,454,445)	(119,731)
Net realized and unrealized gain (loss)	(4,639,664)	(246,936)
Net increase (decrease) in net assets from operations	$(4,271,447)	$(227,217)

See accompanying notes to financial statements.

44

Statement of Changes in Net Assets

For the period December 3, 2007 (commencement of operations) through June 30, 2008

	Enhanced Core Equity	Enhanced Mid-cap
Operations
Net investment income	$368,217	$19,719
Net realized gain (loss) from:
Investments	(1,201,717)	(127,205)
Futures	16,498	—
Change in net unrealized appreciation (depreciation) of investments	(3,454,445)	(119,731)
Net increase (decrease) in net assets from operations	(4,271,447)	(227,217)
Distributions to Shareholders
From net investment income:
Class A	(378)	(1,699)
Class B	(221)	(1,222)
Class C	(221)	(1,222)
Class I (1)	(60,142)	(2,469)
Decrease in net assets from distribution to shareholders	(60,962)	(6,612)
Fund Share Transactions
Proceeds from sale of shares	35,600,000	3,250,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	35,251	612
Net increase (decrease) in net assets from Fund share transactions	35,635,251	3,250,612
Net increase (decrease) in net assets	31,302,842	3,016,783
Net assets at the beginning of period	—	—
Net assets at the end of period	$31,302,842	$3,016,783
Undistributed (Over-distribution of) net investment income at the end of period	$308,596	$17,126

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

45

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity ordinarily invests, under normal market conditions, in securities of companies within the S&P 500 Index in an attempt to provide long-term capital appreciation.

Enhanced Mid-Cap ordinarily invests, under normal market conditions, in equity securities of companies in the Russell Midcap Index in an attempt to provide long-term capital appreciation. The Fund may also invest in non-U.S. equity securities that are included in the Russell Midcap Index.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds:

•	Effective March 31, 2008, Class B shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

•	Effective May 1, 2008, Class A share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•	Effective May 1, 2008, Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than

46

50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, if any, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the period December 3, 2007 (commencement of operations) through June 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Enhanced Core Equity was the only Fund to invest in futures contracts during the period December 3, 2007 (commencement of operations) through June 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

47

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class I*	1,765,869	35,100,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class I*	1,771	35,251
Net increase (decrease)	1,792,640	$35,635,251

	Enhanced Mid-Cap
	For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount
Shares sold:
Class A	37,500	$750,000
Class C	37,500	750,000
Class I*	87,253	1,750,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class I*	31	612
Net increase (decrease)	162,284	$3,250,612

*	Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

3. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) for the period December 3, 2007 (commencement of operations) through June 30, 2008, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$43,035,992	$5,996,905
Sales	7,106,620	2,714,415

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

48

At June 30, 2008, the cost of investments was as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$34,649,378	$3,115,344

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Gross unrealized:
Appreciation	$1,347,678	$173,191
Depreciation	(4,804,286)	(292,922)
Net unrealized appreciation (depreciation) of investments	$(3,456,608)	$(119,731)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2008, the Funds’ tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$308,595	$17,126
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

For the period December 3, 2007 (commencement of operations) through June 30, 2008	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$60,962	$6,613
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from December 3, 2007 (commencement of operations) through June 30, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Enhanced Core Equity	Enhanced Mid-Cap
$1,183,057	$127,200

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

49

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“Nuveen HydePark”), an indirect wholly-owned subsidiary of Nuveen, under which Nuveen HydePark manages the investment portfolios of the Funds. Nuveen HydePark is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2010, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .50% and .55% of the average daily net assets of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively after October 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At June 30, 2008, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I Shares, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I Shares, respectively, of Enhanced Mid-Cap.

During the period covered by this report, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Related Party Holdings

Nuveen is owned by an investor group led by Madison Dearborn Partners, LLC. An affiliate of Merrill Lynch & Co., as part of this investor group, owns more than 5% of Nuveen’s common stock. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund.

At June 30, 2008, Enhanced Core Equity owned 3,200 shares of Merrill Lynch and Co., Inc. common stock with a market value of $101,472. Total income earned by Enhanced Core Equity from such securities amounted to $1,715.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however,

50

additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. As the Trust was established prior to November 15, 2007, each Fund in the Trust will include SFAS No. 157 disclosures in the Trust’s interim report filed with the SEC as of September 30, 2008.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

51

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ENHANCED CORE EQUITY											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$.19	$(2.72)	$(2.53)	$(.03)	$—	$(.03)	$17.44	(12.67)%	$218	1.25	%*	1.26	%*	.74	%*	1.77	%*	.73	%*	1.77	%*	21%
Class C (12/07)
2008(e)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)	217	2.00	*	.51	*	1.49	*	1.02	*	1.48	*	1.02	*	21
Class I (12/07)(f)
2008(e)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)	30,868.74		*	1.75	*	.49	*	2.01	*	.48	*	2.01	*	21

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

52

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ENHANCED MID-CAP											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$.15	$(1.51)	$(1.36)	$(.05)	$—	$(.05)	$18.59	(6.79)%	$697	3.81	%*	(1.70	)%*	.78	%*	1.33	%*	.76	%*	1.34	%*	89%
Class C (12/07)
2008(e)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)	695	4.56	*	(2.45	)*	1.53	*	.58	*	1.51	*	.59	*	89
Class I (12/07)(f)
2008(e)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)	1,625	3.52	*	(1.43	)*	.53	*	1.55	*	.51	*	1.57	*	89

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Value Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period December 3, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 22, 2008

54

Notes

55

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

56

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); formerly, Chair, New York Racing Association Oversight Board (2005-12/2007).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

57

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

58

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

59

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

60

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Nuveen HydePark Group, LLC 111 West Jackson Blvd. Suite 1411 Chicago, IL 60604	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Enhanced Core Equity and Enhanced Mid-Cap hereby designate 67.35% and 74.66%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100%, and 100%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

61

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-ENHCM-0608D

NUVEEN INVESTMENTS VALUE FUNDS

Annual Report June 30, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Value Funds

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Global Value Fund

(currently known as Nuveen Growth Allocation Fund)

Nuveen Tradewinds Value Opportunities Fund

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Dear Fellow Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 22, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and the domestic portion of the Nuveen Global Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ). The Nuveen Tradewinds Value Opportunities Fund and the international portion of the Nuveen Global Value Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds). Both are affiliates of Nuveen Investments, Inc. In the following discussion, NWQ portfolio managers Jon Bosse, Phyllis Thomas, Gregg Tenser and Mark Morris and Tradewinds portfolio managers Paul Hechmer and Dave Iben discuss key investment strategies and the performance of the Funds. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Fund, Phyllis Thomas manages the Nuveen NWQ Small-Cap Value and Nuveen NWQ Small/Mid-Cap Value Fund and Gregg Tenser along with Mark Morris co-manage the domestic portion of the Nuveen Global Value Fund. Paul Hechmer manages the international portion of the Nuveen Global Value Fund, while Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Value Opportunities Fund.

Effective October 29, 2007, the name of the Nuveen NWQ Global Value Fund changed to Nuveen Global Value Fund. After the end of the reporting period, effective August 1, 2008, based on the determination of the Nuveen Global Value Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment object were changed. Richards & Tierney, Inc. was appointed the Fund’s sub-adviser and the new investment objective is to provide attractive long-term total return with a growth risk profile. The Fund also changed its name from the Nuveen Global Value Fund to the Nuveen Growth Allocation Fund.

What were the general market conditions during this reporting period?

The U.S. equity markets experienced significant turbulence during the reporting period as deterioration in the housing market, and subsequent rise in defaults within the sub-prime mortgage industry, contributed to a crisis in the capital markets. Most financial institutions were negatively impacted as the market for mortgage-related securities essentially shut-down in late July 2007, forcing firms that held these securities to take large write-offs/provisions over the past year. Liquidity in the capital markets has become extremely constrained as many financial institutions are reluctant to lend, and investors are unwilling to make a bid for debt securities. These actions forced some firms in need of capital out-of-business, most notably was Bear Stearns in March 2008. Many leading financial institutions were able to raise additional capital (often from sovereign funds) in an effort to shore up their balance sheet, which diluted existing shareholders.

While equities staged a small recovery during a rally from late-March through May 2008, they declined significantly in June as evidence emerged indicating that economic weakness was broadening as consumers were experiencing significant financial strain. Corporate profits were also being squeezed by higher input prices, namely energy and other raw materials. Understandably, weak consumer demand, combined with rising prices, has raised fears of stagflation. For the period, growth stocks outperformed value stocks across all capitalizations.

How did the Funds perform during the twelve months ended June 30, 2008?

The table on page three provides performance information for the six Funds (Class A shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended June 30, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen NWQ Multi-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund underperformed

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 6/30/08

	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	-25.65%	8.15%	8.45%	9.07%
A Shares at Offer	-29.94%	6.88%	7.81%	8.47%
Lipper Multi-Cap Value Funds Index[2]	-19.23%	7.64%	4.47%	5.33%
Russell 3000 Value Index[3]	-19.02%	8.99%	5.07%	6.15%
S&P 500 Index[3]	-13.12%	7.58%	2.88%	4.49%

Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	-18.24%	NA	NA	-8.35%
A Shares at Offer	-22.93%	NA	NA	-11.80%
Lipper Multi-Cap Value Funds Index[2]	-19.23%	NA	NA	-9.40%
Russell 1000 Value Index[3]	-18.78%	NA	NA	-9.17%

Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	-20.02%	NA	NA	-9.68%
A Shares at Offer	-24.60%	NA	NA	-13.08%
Lipper Small-Cap Value Funds Index[2]	-19.38%	NA	NA	-8.46%
Russell 2500 Value Index[3]	-19.91%	NA	NA	-10.18%

Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	-20.41%	NA	NA	5.82%
A Shares at Offer	-25.00%	NA	NA	4.08%
Lipper Small-Cap Value Funds Index[2]	-19.38%	NA	NA	3.81%
Russell 2000 Value Index[3]	-21.63%	NA	NA	2.40%

Nuveen Global Value Fund
A Shares at NAV	-9.84%	NA	NA	7.76%
A Shares at Offer	-15.03%	NA	NA	5.98%
Lipper Global Multi-Cap Core Funds Index[2]	-10.37%	NA	NA	8.19%
MSCI World Value Index[3]	-18.01%	NA	NA	5.76%
MSCI World Index[3]	-9.27%	NA	NA	9.62%

Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	-2.65%	NA	NA	14.75%
A Shares at Offer	-8.24%	NA	NA	12.86%
Lipper Mid-Cap Core Funds Index[2]	-10.95%	NA	NA	6.93%
Russell 2500 Value Index[3]	-19.91%	NA	NA	3.75%
Russell 3000 Value Index[3]	-19.02%	NA	NA	4.09%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund. Effective June 30, 2006, the name of the Nuveen NWQ Value Opportunities Fund changed to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The since-inception return for the Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund are from 12/15/06 and the since-inception returns for all the remaining Funds are from 12/9/04.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception return for the Lipper Multi-Cap Value Funds Index for the Nuveen NWQ Multi-Cap Value Fund represent returns for the period 11/30/97-6/30/08 as returns for that time period are only available on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI World Value Index is an index considered representative of value stocks of developed countries. The MSCI World Index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

each of its comparative indexes for the twelve month period ended June 30, 2008.

In 2007 we had a cautious view of the housing and sub-prime lending sectors. As a result we did not have significant investments in homebuilders or sub-prime focused mortgage lenders. However, we did maintain investments in a number of mortgage-related companies which we believed could navigate the housing down cycle and improve their franchise value as the market inevitably consolidated. The companies we were invested in operated reasonably well for the first five to six months of 2007 even as sub-prime companies were experiencing severe difficulties. When the credit problems evolved into a liquidity crisis in late July, however, our mortgage finance investments declined significantly as fear and panic took over the markets. As a consequence, traditional measures of downside protection became irrelevant as industry leading firms traded below book value.

We continued to maintain a meaningful position in the financial sector, although we were underweight relative to the benchmark. We were active in the area, but did not significantly alter our sector weight and our exposure remained diversified within the sector. We established a small position in American International Group when the company raised capital in May. At the end of March, we eliminated Federal Home Loan Mortgage Corporation (Freddie Mac) as we did not believe the stock price fully reflected the ongoing deterioration in the housing market. In June, we eliminated IndyMac Bancorp from the Fund. We had hoped the company would be able to raise capital, either through equity issuance or by selling certain assets such as its reverse mortgage business. However, as it became more evident that the company’s options for raising capital were diminished, we eliminated the position. Our holdings of American International, Freddie Mac and IndyMac all detracted from the Fund’s performance over this period.

Despite the generally unfavorable environment, the Fund held several positions that performed very well, particularly in the energy, metal, and defense sectors as investors sought safe-haven, hard assets, and basic material stocks during a period of increased volatility. Crude prices surged to all time highs, surpassing $140 per barrel, as emerging market economies consumed more oil and OPEC member countries managed volumes to maximize revenues. Hess Corp. was a particular highlight in the Fund. The shares appreciated as investors recognized that the company’s vastly improved exploration program had the potential to significantly add to future organic growth. Most notable is their stake in Brazil’s deepwater Santos Basin. Our other exploration and production investments, including Apache Corp., Noble Energy Inc., and Warren Resources Inc., also contributed gains, given the forecast for future production growth and the bullish environment for crude and natural gas prices. We eliminated our position in Southwestern Energy Co. during the period following a strong gain in the stock price that made the risk/reward tradeoff less attractive. In addition, we trimmed positions in other energy companies, including Apache Corp. and Noble Energy based on valuation.

Gold prices rose to new highs, ignited by a declining dollar and renewed inflation fears brought on by the Federal Reserve lowering short-term interest rates. Our investment in Barrick Gold Corp. – the world’s largest gold producer – benefited from the sharp rise in gold prices as its shares reached new highs before settling back during the market’s sell-off in the spring. Barrick has a largely un-hedged gold position, a disciplined management team, and boasts the best cost controls in the industry. In March, we initiated a new position in AngloGold Ashanti Ltd. Over the past three years, while the price of gold has approximately doubled, most gold stocks appreciated significantly. South African gold mining companies, particularly AngloGold, did not participate in this appreciation and this holding detracted from Fund performance for the period we held it. New management appears focused on the reasons for AngloGold’s underperformance and has implemented changes to improve operations,

Annual Report    Page 4

including taking aggressive actions to reduce their hedge book. Also in the metals category, shares of U.S. Steel Corp. gained due to very strong operating fundamentals as well as ongoing speculation of a takeover offer for the company. We eliminated our position in Korean steelmaker, POSCO, late in 2007.

Lockheed Martin Corp. and Raytheon Co. outperformed as military contractors are generally insulated from the more economically sensitive consumer and debt markets. Government defense policies, not the broader economy, tend to have more of an influence on top line growth of these firms. The fundamentals of our defense holdings continued to be healthy with both companies generating superior operating returns, and exercising strong discipline thus far in returning capital to shareholders.

As mentioned previously, liquidity problems in the credit markets, combined with further asset write-downs and credit quality problems, led to the significant underperformance of financial stocks. Our financial holdings were no exception as the environment made predicting a “bottom” in the sector extremely difficult. Even financial firms that were strongly capitalized and which we believed had the staying power to not only survive, but prosper over time, sold at compelling valuations. Notwithstanding the fact that many financial companies do face real challenges, particularly for companies that have any exposure to the mortgage market, we believed that stock prices in the financial sector were excessively punished, and this hurt the overall performance of the Fund.

The Fund’s investments in telecommunications/media stocks also adversely impaced performance. Sprint Nextel Corp. continued to have numerous operational challenges, including a secular decline in its iDEN (push-to-talk) business and declining revenues due to lost market share. As of the period end, we believed the stock was trading at a discount to the estimated value of its individual businesses. Moreover, the company recently put in place new management which should be a positive for business fundamentals. Therefore, given these elements, the stock remained attractive at these levels, in our opinion. Comcast Corporation’s stock price declined due to a secular slowdown in the growth of broadband, increased competitive pressures, and concerns about rising capital expenditures. We think free cash flows should improve, however, due to higher revenue from their high-speed data and VoIP businesses, and our expectation that capital spending will decline. We reduced our position in Comcast Corp. early in 2008 prior to its price decline.

Our investment in Motorola Inc. also underperformed as concerns over their cellular handset division led to a stock price that had difficulty showing any kind of downside support. This is despite $4 billion of net cash on the balance sheet, and other divisions that are performing very well. The handset business continued to lose money coming off a product cycle where they lost market share to their competitors. While the handset division struggled, these losses were being offset by free cash flows generated by their more profitable enterprise and home & network operations. At period end, we believed Motorola still represented a compelling investment opportunity.

Nuveen NWQ Large-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Large-Cap Value Fund outperformed each of its comparative indexes for the twelve month period ended June 30, 2008.

During the reporting period, we maintained a similar market outlook and evaluation process in the management of both the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Funds. As a result, there were a number of securities held by both Funds that had a significant impact on each Fund’s performance. Due to this, many of the same holdings are discussed in the commentaries of each Fund. In some cases, the timing of the position’s acquisition or sale, or the relative size of the position may have been different between the two Funds. This, and the impact of certain holdings like IndyMac that were only in

Annual Report    Page 5

one Fund, account for most of the performance difference between these two Funds over this period.

In 2007 we had a cautious view of the housing and sub-prime lending sectors. As a result we did not have significant investments in homebuilders or sub-prime focused mortgage lenders. However, we did maintain investments in a number of mortgage-related companies which we believed could navigate the housing down cycle and improve their franchise value as the market inevitably consolidated. The companies we were invested in operated reasonably well for the first five to six months of 2007 even as sub-prime companies were experiencing severe difficulties. When the credit problems evolved into a liquidity crisis in late July, however, our mortgage finance investments declined significantly as fear and panic took over the markets. As a consequence, traditional measures of downside protection became irrelevant as industry leading firms traded below book value.

We continued to maintain a meaningful position in the financial sector, although we were underweight relative to the benchmark. We were active in the area, but did not significantly alter our sector weight and our exposure remained diversified within the sector. We established a small position in American International Group when the company raised capital in May. At the end of March, we eliminated Federal Home Loan Mortgage Corporation (Freddie Mac) as we did not believe the stock price fully reflected the ongoing deterioration in the housing market. Our holdings of American International Group and Freddie Mac detracted from the Fund’s performance over this period.

Despite the generally unfavorable environment, the Fund held several positions that performed very well, particularly in the energy, metal, and defense sectors as investors sought safe-haven, hard assets, and basic material stocks during a period of increased volatility. Crude prices surged to all time highs, surpassing $140 per barrel, as emerging market economies consumed more oil and OPEC member countries managed volumes to maximize revenues. Hess Corp. was a particular highlight in the Fund. The shares appreciated as investors recognized that the company’s vastly improved exploration program had the potential to significantly add to future organic growth. Most notable is their stake in Brazil’s deepwater Santos Basin. Our other exploration and production investments, including Apache Corp. and Noble Energy Inc. also contributed gains, given the forecast for future production growth and the bullish environment for crude and natural gas prices. In addition, we trimmed positions in other energy companies, including Apache Corp. and Noble Energy based on valuation.

Gold prices rose to new highs, ignited by a declining dollar and renewed inflation fears brought on by the Federal Reserve lowering short-term interest rates. Our investment in Barrick Gold Corp., the world’s largest gold producer, benefited from the sharp rise in gold prices as its shares reached new highs before settling back during the market’s sell-off in the spring. Barrick has a largely un-hedged gold position, a disciplined management team, and boasts the best cost controls in the industry. In March, we initiated a new position in AngloGold Ashanti Ltd. Over the past three years, while the price of gold has approximately doubled, most gold stocks appreciated significantly. South African gold mining companies, particularly AngloGold, did not participate in this appreciation and this holding detracted from Fund performance for the period we held it. New management appears focused on the reasons for AngloGold’s underperformance and has implemented changes to improve operations, including taking aggressive actions to reduce their hedge book. Also in the metals category, shares of U.S. Steel Corp. gained due to very strong operating fundamentals as well as ongoing speculation of a takeover offer for the company.

Lockheed Martin Corp. and Raytheon Co. outperformed as military contractors are generally insulated from the more economically sensitive consumer and debt markets. Government defense policies, not the broader economy, tend to have

Annual Report    Page 6

more of an influence on top line growth of these firms. The fundamentals of our defense holdings continued to be healthy with both companies generating superior operating returns, and exercising strong discipline thus far in returning capital to shareholders.

As previously mentioned, liquidity problems in the credit markets, combined with further asset write-downs and credit quality problems, led to the significant underperformance of financial stocks. Our financial holdings were no exception as the environment made predicting a “bottom” in the sector extremely difficult. Even financial firms that were strongly capitalized and which we believed had the staying power to not only survive, but prosper over time, sold at compelling valuations. Notwithstanding the fact that many financial companies do face real challenges, particularly for companies that have any exposure to the mortgage market, we believed that stock prices in the financial sector were excessively punished, and this hurt the overall performance of the Fund.

The Fund’s investments in telecommunications and media stocks also adversely impacted performance. Sprint Nextel Corp. continued to have numerous operational challenges, including a secular decline in its iDEN (push-to-talk) business and declining revenues due to lost market share. As of the period end, we believed the stock was trading at a discount to the estimated value of its individual businesses. Moreover, the company recently put in place new management which should be a positive for business fundamentals. Therefore, given these elements, the stock remained attractive at these levels, in our opinion. Comcast Corporation’s stock price declined due to a secular slowdown in the growth of broadband, increased competitive pressures, and concerns about rising capital expenditures. We think free cash flows should improve, however, due to higher revenue from their high-speed data and VoIP businesses, and our expectation that capital spending will decline. We reduced our position in Comcast Corp. early in 2008 prior to its price decline.

Our investment in Motorola Inc. also underperformed as concerns over their cellular handset division led to a stock price that had difficulty showing any kind of downside support. This is despite $4 billion of net cash on the balance sheet, and other divisions that are performing very well. The handset business continued to lose money coming off a product cycle where they lost market share to their competitors. While the handset division struggled, these losses were being offset by free cash flows generated by their more profitable enterprise and home & network operations. At period end, we believed Motorola still represented a compelling investment opportunity.

Nuveen NWQ Small/Mid-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Small/Mid-Cap Value Fund underperformed each of its comparative indexes for the one year period ended June 30, 2008. These returns reflected company specific issues across several different industries.

Shares of AbitibiBowater Inc., the Fund’s top detractor, decreased reflecting the sharp appreciation of the Canadian dollar and the rise in energy costs. North American newsprint demand has decreased by double digits. However, global demand continues to grow and AbitibiBowater is a low cost producer. Our investment in Newell Rubbermaid Inc. also underperformed as the company has been impacted by cost inflation, especially in resins, which is the company’s single largest component cost. Management plans to exit some consumer-product categories, raise prices, and begin quarterly price adjustments within its resin-intensive businesses. These actions are expected to raise gross margins and increase annual earnings. Oshkosh Truck Corporation is a leading manufacturer and marketer of access equipment, specialty vehicles, and truck bodies for the primary markets of defense, concrete placement, refuse hauling, access equipment and fire and emergency. The company also noted weakness in its international and domestic end-markets and said it would not meet its 2008 fiscal year earnings expectations and that fourth quarter results would

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fall below last year’s. Oshkosh’s stock price declined during the period as the company pre-announced, lowering its previous earnings estimates and noting weakness in its international and domestic end-markets.

The current environment within the credit markets has made predicting a “bottom” in the financial sector extremely difficult. While it is clear that the government will support Fannie Mae and Freddie Mac, banking institutions in general are deleveraging and corporations and individuals are finding credit to be scarce and expensive. The small cap finance stocks are concentrated in smaller community banks which aggressively grew their loan portfolios into credit cards, construction loans, and auto loans as they were pushed out of the residential mortgage markets by the big institutions. Credit quality is just beginning to sharply deteriorate for these loan categories, and we continue to see above average downside risk in smaller cap banks. Although the portfolio was significantly underweight in financials versus the benchmark, stock selection negatively impacted performance during the period. American Home Mortgage and RAIT Financial Trust were among the Fund’s top detractors. We eliminated these positions early in the period.

Record crude prices and strong operating fundamentals contributed to our energy holdings performing well during the period. An overweight position within the energy sector contributed one of the top performers, Southwestern Energy. Southwestern Energy is primarily focused on the exploration and production of natural gas and crude oil. The company also conducts operations in natural gas extraction, transmission, and marketing. Noble Energy, Inc. also contributed positive returns. We eliminated Southwestern and Noble during the period as the stocks had achieved strong price appreciation and, in our opinion, full valuation. St. Mary Land and Exploration Company is involved in the exploration, development, and acquisition of gas and oil in five core areas. The new management team is capital-disciplined and focused on operations. This is a company in transition, with its portfolio of properties in the process of being restructured. The stock has most recently been a beneficiary of encouraging results and positive press about the Haynesville shale play.

Agrium, a retail supplier of agricultural products in North and South America and a wholesale producer of nitrogen, phosphate, and potash, has been a beneficiary of both rising prices and rising demand for its products. We believe Agrium’s stock price reflected full valuation and elected to exit the position. Other notable contributors to performance included Sauer-Danfoss and Acuity Brands.

Nuveen NWQ Small-Cap Value Fund

For the one year period ending June 30, 2008, the Nuveen NWQ Small-Cap Value Fund (Class A shares at NAV) outperformed the Russell 2000 Value Index and underperformed the Lipper Small-Cap Value Funds Index. During the period, larger capitalization stocks outperformed smaller capitalization stocks, and growth stocks out-performed value stocks across all capitalizations. In this very difficult environment for small cap value managers, these returns reflected company specific issues across several different industries.

Shares of AbitibiBowater Inc., the Fund’s top detractor, decreased reflecting the sharp appreciation of the Canadian dollar and the rise in energy costs. North American newsprint demand has decreased by double digits. However, global demand continues to grow and AbitibiBowater is a low cost producer. Griffon Corporation’s stock price declined during the period as the garage door and installation services segments underperformed due to continued weakness in the U.S. housing market and a fall-off in the number of home owners making improvements to their homes. Decreased sales in both segments led to an earnings drop for the company. The stock is trading at a substantial discount to the break up value of the company.

The current environment within the credit markets has made predicting a “bottom” in the financial sector extremely difficult. While it is clear that the

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government will support Fannie Mae and Freddie Mac, banking institutions in general are deleveraging and corporations and individuals are finding credit to be scarce and expensive. The small-cap financial stocks are concentrated in smaller community banks which aggressively grew their loan portfolios into credit cards, construction loans, and auto loans as they were pushed out of the residential mortgage markets by the big institutions. Credit quality is just beginning to sharply deteriorate for these loan categories, and we continue to see above average downside risk in smaller cap banks. Although the portfolio was significantly underweight in financials versus the benchmark, stock selection negatively impacted performance. Alesco Financial Inc. and Franklin Bank were among the portfolio’s top detractors. We eliminated these positions early in the period.

Record crude prices and strong operating fundamentals contributed to our energy holdings performing well during the period. An overweight position within the energy sector contributed the top three performers, Denbury Resources, Approach Resources and Bill Barrett. Denbury Resources is the largest oil and gas operator in Mississippi, owns the largest reserves of carbon dioxide east of the Mississippi River, and holds significant onshore operating acreage. Denbury was the top performing stock during the period and we eliminated our position based on price appreciation. Approach Resources, is a smaller exploration and production energy company with nearly all of its production and reserves in West Texas. Approach has an experienced management team with a track record of adding value to its operations. Bill Barrett, also an exploration and production energy company, primarily concentrated in the Rocky Mountain region, benefited from increasing oil prices as well as positive production guidance. Other notable contributors to performance included Sauer-Danfoss and Acuity Brands.

Nuveen Global Value Fund (currently known as Nuveen Growth Allocation Fund)

The Nuveen Global Value Fund’s Class A shares at net asset value during the twelve month reporting period outperformed the Lipper Global Multi-Cap Core Funds Index and MSCI World Value Index, but underperformed the MSCI World Index. From a sector perspective, energy was the largest contributor to performance; industrials and telecommunications were also notable contributors. Not surprisingly, the financials sector was the largest detractor from performance, with information technology and utilities also among those sectors that also hampered performance.

Financials led many of the market headlines in the media throughout the period, as high-profile bankruptcies, takeovers (or more appropriately, “takeunders”), and bailouts tormented investors. As the markets attempted to digest the seemingly endless barrage of bad news and speculation of further troubles, investors in financials realized they were suffering from years of gorging in the sector. Within the Fund, Fannie Mae and Countrywide Financial, both of which have been eliminated, in addition to CitiGroup, were among the top five detractors from performance.

The energy sector was the largest contributor to outperformance, and also the best performing sector in the benchmark. Three of the four greatest individual contributors to performance came from the energy sector. While there was a lack of company-specific news to account for the good performance of many of these stocks, the moves during the period can be largely explained by the fact that investors began to assign greater value to these companies, due to sharply higher energy prices. Hess Corp was both the best performing stock and the largest contributor within the sector, with Apache Corp and Noble Energy also being significant contributors to performance.

Many of our technology holdings were down during the period, and accordingly, technology was the second largest detractor from performance. Weakness in the handset division at Motorola contributed to the stock continuing to be under

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pressure. Motorola’s current valuation implies a significant negative value for the handset business. However, we believe new management is focused on addressing the challenges within this division and remain positive on the holding. Alcatel-Lucent, the Franco-American telecom equipment maker, also continued to be a laggard, principally over concerns about increased competition and over-capacity in the industry.

Utilities, while a small weight in the Fund, was also one of the larger detractors from performance, with Korea Electric Power being the primary culprit. The sector represents roughly half the weight in the Fund as it does in the benchmark.

Telecommunications, on the other hand, was overweighted in the Fund relative to the benchmark, and one of the larger contributors to performance. Within the sector, Chunghwa Telecom of Taiwan was the best performing holding, after local regulators allowed the company to return additional capital to shareholders. We sold out of the position amid the rise in the stock from the positive news. One of the worst performing holdings in the sector was Telecom Italia. The company’s shares were punished after announcing lower earnings and cash flow for the year, and consequently decreasing its dividend payout.

The materials sector remains a significant overweight relative to the benchmark, but was only a moderate contributor to performance. The top contributing holding in the Fund for the period, however, was Barrick Gold. Barrick, a Canadian gold producer, not surprisingly, benefited from the rally in the price of gold during the last year, as it traded above $1,000 for the first time ever. Newmont Mining Corp., based in the U.S. but with assets and operations throughout the Americas, Africa, Asia, and Australia, was also one of the larger contributors in the sector. The company announced significantly improved results in the first quarter of 2008, and while production was down slightly, the company’s ability to control costs, which have risen significantly in the gold industry in the recent past, was received positively by the market.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A shares at net asset value outperformed all of its benchmarks over the past twelve months ending June 30, 2008. A significant portion of the Fund’s relative out-performance was due to its significant underweight exposure to the financials sector which was the worst performing sector in the benchmark.

The energy sector was the best performing sector for the period, and our coal positions performed particularly well. Peabody Energy and Arch Coal Inc. (during the period we sold our position in Arch Coal), both U.S. coal producers were among the Fund’s top performers. While domestic demand for coal remained relatively stable, supply/demand conditions for the international coal market continued to be very tight from the second half of last year into the first half of this year. The surge in coal demand, especially from the emerging markets of China and India, coupled with weather-related output problems in Australia, has exacerbated the issue. As a result, global coal spot prices increased substantially to record highs. Both Peabody and Arch Coal gained as investors anticipated increased coal exports at these higher prices.

AGCO Corporation, a holding in the producer durables sector, was another top performer. The company manufactures and distributes agricultural equipment and related replacement parts, and has been benefiting from a global boom in the agricultural industry as a result of strong global demand for farm machinery.

During the period, the price of gold reached its highest level in 28 years, reaching over $1,000 an ounce in March 2008. Kinross Gold Corporation, a senior gold producer with operations located largely in North America, Brazil, Chile and Russia was the Fund’s top performing holding. Another top performer was Newmont Mining, one of the world’s largest gold producers, with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand and Mexico. Like many gold producers, these companies benefited due to higher gold prices.

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Despite the top performance of Kinross and Newmont, the materials and mining sector, the Fund’s largest sector weighting, was one of the worst performing sectors this period. Apex Silver Mines Limited was the worst detractor in this sector and in the overall portfolio. Apex is a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance was due to several factors including the decline in zinc prices as a result of increased global supply. In addition, the company’s production ramp-up was slower than expected due to water salinity problems. Finally, the threat of nationalization after the Bolivian government’s move to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. As a result, investors became increasingly concerned that continued production setbacks and the risk of losing its mining rights could result in liquidity challenges for the firm if it were unable to meet its hedge book commitments. Although the company is facing short term challenges, we are attracted to its large zinc and copper asset base and believe that the long term prospects look promising.

Another large detractor to the Fund’s performance was AbitibiBowater Inc., a producer of newsprint, commercial printing papers, market pulp and wood products. The paper and pulp industry has done poorly due to rising producer costs, oversupply and a poor economic outlook in the U.S. The company’s poor results are due to declining demand for its products and concerns that it would be unable to meet its liquidity needs.

PNM Resources, Inc., a public utility engaged in the generation, transmission and distribution of electricity and natural gas in the western United States was also a poor performer. In early March 2008, its share price dropped to its lowest levels this period after it received an unfavorable ruling by the New Mexico Public Regulation Commission on its request to increase the base rate for its services and a fuel-adjustment clause that would allow it to recover higher fuel and purchased-power costs. We remain attracted to this regional monopoly’s upside potential.

Smithfield Foods, Inc, a hog producer, and pork processor, within the consumer staples sector was also a drag on overall performance. The international segment includes international meat processing operations that produce a variety of fresh and packaged meats products. Its stock’s performance has been hampered by skyrocketing grain prices and concerns regarding the outlook for its balance sheet. During the fiscal year ended April 27, 2008, the company discontinued its beef segment operations, the sale of which is expected to close in September and we expect the proceeds to aid the company’s balance sheet.

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Nuveen NWQ Multi-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen NWQ Small/Mid-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Small-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2500 Value Index is a market-capitalization weighted index of those firms in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen Global Value Fund (currently known as Nuveen Growth Allocation Fund)

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Value Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Core Funds category. The MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell 3000 Value Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 6/30/08 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NQVAX	NQVBX	NQVCX	NQVRX
NAV	$18.54	$18.10	$18.10	$18.50
Latest Capital Gain Distribution[2]	$0.6054	$0.6054	$0.6054	$0.6054
Latest Ordinary Income Distribution[3]	$0.4246	$0.3336	$0.3336	$0.4862
Inception Date	12/09/02	12/09/02	12/09/02	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class I total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-25.65%	-29.94%
5-Year	8.15%	6.88%
10-Year	8.45%	7.81%

B Shares	w/o CDSC	w/CDSC
1-Year	-26.20%	-29.03%
5-Year	7.34%	7.19%
10-Year	7.81%	7.81%

C Shares	NAV
1-Year	-26.20%
5-Year	7.32%
10-Year	7.64%

I Shares	NAV
1-Year	-25.47%
5-Year	8.40%
10-Year	8.73%

Top Five Common Stock Holdings[4]
CA Inc.	7.7%
Hartford Financial Services Group, Inc.	5.8%
Viacom Inc., Class B	5.3%
Apache Corporation	4.8%
Noble Energy, Inc.	4.7%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$794,162
Number of Common Stocks	45

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.24%	1.24%	6/30/07
Class B	2.00%	2.00%	6/30/07
Class C	1.99%	1.99%	6/30/07
Class I	0.99%	0.99%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 15

Fund Spotlight as of 6/30/08 Nuveen NWQ Multi-Cap Value Fund

Industries1

Oil, Gas & Consumable Fuels	14.7%
Insurance	12.0%
Media	10.6%
Software	8.8%
Metals & Mining	8.4%
Aerospace & Defense	5.1%
Commercial Services & Supplies	4.4%
Tobacco	4.2%
Independent Power Producers & Energy Traders	3.3%
Biotechnology	3.3%
Communications Equipment	3.2%
Thrifts & Mortgage Finance	2.9%
Pharmaceuticals	2.7%
Short-Term Investments	1.6%
Other	14.8%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$845.50	$842.30	$842.30	$846.30	$1,018.00	$1,014.27	$1,014.27	$1,019.24
Expenses Incurred During Period	$6.33	$9.76	$9.76	$5.19	$6.92	$10.67	$10.67	$5.67

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.38%, 2.13%, 2.13% and 1.13% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 16

Fund Spotlight as of 6/30/08 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCRX
NAV	$17.41	$17.28	$17.28	$17.43
Latest Ordinary Income Distribution[2]	$0.0807	$0.0026	$0.0026	$0.1326
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-18.24%	-22.93%
Since Inception	-8.35%	-11.80%

B Shares	w/o CDSC	w/CDSC
1-Year	-18.82%	-22.06%
Since Inception	-8.99%	-11.37%

C Shares	NAV
1-Year	-18.82%
Since Inception	-8.99%

I Shares	NAV
1-Year	-18.05%
Since Inception	-8.13%

Top Five Common Stock Holdings[3]

CA Inc.	6.4%
Viacom Inc., Class B	4.7%
Noble Energy, Inc.	4.6%
Apache Corporation	4.5%
Barrick Gold Corporation	4.4%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$24,117
Number of Common Stocks	44

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.12%	1.26%	6/30/07
Class B	4.68%	2.01%	6/30/07
Class C	3.83%	2.01%	6/30/07
Class I	2.65%	1.01%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

3	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 17

Fund Spotlight as of 6/30/08 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	12.6%
Insurance	11.2%
Software	9.7%
Metals & Mining	8.7%
Media	6.8%
Aerospace & Defense	5.0%
Commercial Services & Supplies	4.4%
Tobacco	4.1%
Communications Equipment	3.7%
Commercial Banks	3.2%
Pharmaceuticals	2.6%
Biotechnology	2.6%
Machinery	2.4%
Diversified Telecommunication Services	2.2%
Short-Term Investments	7.0%
Other	13.8%

1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$876.20	$873.20	$873.20	$877.20	$1,018.25	$1,014.52	$1,014.47	$1,019.49
Expenses Incurred During Period	$6.20	$9.69	$9.73	$5.04	$6.67	$10.42	$10.47	$5.42

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.33%, 2.08%, 2.09% and 1.08% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 18

Fund Spotlight as of 6/30/08 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSMAX	NSMBX	NSMCX	NSMRX
NAV	$17.12	$16.90	$16.92	$17.11
Latest Ordinary Income Distribution[2]	$0.0023	$ —	$ —	$0.0523
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-20.02%	-24.60%
Since Inception	-9.68%	-13.08%

B Shares	w/o CDSC	w/CDSC
1-Year	-20.62%	-23.80%
Since Inception	-10.34%	-12.68%

C Shares	NAV
1-Year	-20.63%
Since Inception	-10.37%

I Shares	NAV
1-Year	-19.82%
Since Inception	-9.42%

Top Five Common Stock Holdings[3]

People’s United Financial, Inc.	4.2%
Hanover Insurance Group Inc.	4.2%
St Mary Land and Exploration Company	3.8%
Domtar Corporation	3.7%
Pacific Sunwear of California, Inc.	3.6%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$43,298
Number of Common Stocks	41

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	2.54%	1.41%	6/30/07
Class B	4.09%	2.17%	6/30/07
Class C	3.22%	2.16%	6/30/07
Class I	1.49%	1.15%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution paid on December 31, 2007, if any.

3	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 19

Fund Spotlight as of 6/30/08 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Paper & Forest Products	12.1%
Electronic Equipment & Instruments	11.1%
Metals & Mining	7.6%
Insurance	7.0%
Machinery	6.4%
Containers & Packaging	4.4%
Thrifts & Mortgage Finance	4.2%
Oil, Gas & Consumable Fuels	3.8%
Specialty Retail	3.6%
Multiline Retail	3.6%
Health Care Providers & Services	3.1%
Electrical Equipment	3.1%
Household Durables	2.9%
Electric Utilities	2.8%
Independent Power Producers & Energy Traders	2.8%
Short-Term Investments	6.6%
Other	14.9%

1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$900.90	$898.00	$897.90	$902.50	$1,015.96	$1,011.88	$1,011.83	$1,017.80
Expenses Incurred During Period	$8.46	$12.32	$12.36	$6.72	$8.97	$13.06	$13.11	$7.12

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.79%, 2.61%, 2.62% and 1.42% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 20

Fund Spotlight as of 6/30/08 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSCAX	NSCBX	NSCCX	NSCRX
NAV	$23.29	$22.80	$22.83	$23.34
Latest Capital Gain Distribution[2]	$0.0890	$0.0890	$0.0890	$0.0890
Latest Ordinary Income Distribution[3]	$0.6288	$0.6059	$0.6059	$0.6992
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-20.41%	-25.00%
Since Inception	5.82%	4.08%

B Shares	w/o CDSC	w/CDSC
1-Year	-21.02%	-24.09%
Since Inception	5.03%	4.28%

C Shares	NAV
1-Year	-21.03%
Since Inception	5.06%

I Shares	NAV
1-Year	-20.22%
Since Inception	6.10%
Top Five Common Stock Holdings[4]
Warren Resources Inc.	3.9%
WD-40 Company	3.8%
Sappi Limited, Sponsored ADR	3.8%
Marten Transport, Ltd.	3.7%
Pacific Sunwear of California, Inc.	3.5%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$172,385
Number of Common Stocks	48

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.50%	1.49%	6/30/07
Class B	2.25%	2.24%	6/30/07
Class C	2.25%	2.24%	6/30/07
Class I	1.22%	1.22%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 21

Fund Spotlight as of 6/30/08 Nuveen NWQ Small-Cap Value Fund

Industries[1]
Paper & Forest Products	11.8%
Machinery	10.1%
Oil, Gas & Consumable Fuels	10.0%
Electronic Equipment & Instruments	5.3%
Electrical Equipment	5.3%
Metals & Mining	4.4%
Insurance	4.1%
Specialty Retail	3.9%
Household Products	3.8%
Road & Rail	3.7%
Health Care Providers & Services	3.5%
Containers & Packaging	3.4%
Multiline Retail	3.0%
Hotels, Restaurants & Leisure	2.7%
Household Durables	2.7%
Short-Term Investments	7.5%
Other	14.8%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$909.80	$906.50	$906.30	$911.00	$1,017.55	$1,013.77	$1,013.77	$1,018.80
Expenses Incurred During Period	$6.98	$10.57	$10.57	$5.80	$7.37	$11.17	$11.17	$6.12

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.47%, 2.23%, 2.23% and 1.22% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 22

Fund Spotlight as of 6/30/08 Nuveen Global Value Fund

(currently known as Nuveen Growth Allocation Fund)

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NGOAX	NGVBX	NGVCX	NGVRX
NAV	$23.58	$23.34	$23.35	$23.63
Latest Capital Gain Distribution[2]	$0.5323	$0.5323	$0.5323	$0.5323
Latest Ordinary Income Distribution[3]	$1.0256	$0.8228	$0.8228	$1.0938
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-9.84%	-15.03%
Since Inception	7.76%	5.98%

B Shares	w/o CDSC	w/CDSC
1-Year	-10.49%	-13.88%
Since Inception	6.96%	6.25%

C Shares	NAV
1-Year	-10.52%
Since Inception	6.97%

I Shares	NAV
1-Year	-9.62%
Since Inception	8.04%

Top Five Common Stock Holdings[4]
AngloGold Ashanti Limited, Sponsored ADR	3.0%
Nippon Telegraph and Telephone Corporation, Sponsored ADR	3.0%
CA Inc.	2.6%
Barrick Gold Corporation	2.6%
Apache Corporation	2.4%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$14,497
Number of Common Stocks	82

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.82%	1.68%	6/30/07
Class B	2.54%	2.44%	6/30/07
Class C	2.53%	2.43%	6/30/07
Class I	1.58%	1.43%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

These Fund Spotlight pages reflect the performance for the Nuveen Global Value Fund as of and for the fiscal year ended June 30, 2008.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 23

Fund Spotlight as of 6/30/08 Nuveen Global Value Fund

(currently known as Nuveen Growth Allocation Fund)

Country Allocation[1]
United States	44.6%
Japan	21.0%
France	6.7%
Canada	5.6%
South Africa	4.2%
Australia	3.0%
South Korea	2.9%
Netherlands	2.0%
Germany	2.0%
United Kingdom	1.9%
Italy	1.8%
Brazil	1.4%
Belgium	1.2%
Finland	0.9%
Short-Term Investments	0.8%

Industries[1]
Oil, Gas & Consumable Fuels	14.8%
Metals & Mining	14.3%
Diversified Telecommunication Services	9.1%
Media	5.7%
Insurance	4.9%
Software	4.8%
Commercial Services & Supplies	3.2%
Beverages	2.4%
Communications Equipment	2.4%
Electric Utilities	2.3%
Aerospace & Defense	2.3%
Pharmaceuticals	2.2%
Tobacco	2.0%
Electronic Equipment & Instruments	1.9%
Computers & Peripherals	1.9%
Commercial Banks	1.9%
Paper & Forest Products	1.8%
Leisure Equipment & Products	1.6%
Machinery	1.6%
Food & Staples Retailing	1.4%
Energy Equipment & Services	1.3%
Household Products	1.3%
Short-Term Investments	0.8%
Other	14.1%
1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$925.40	$922.20	$921.80	$926.70	$1,016.61	$1,012.88	$1,012.88	$1,017.85
Expenses Incurred During Period	$7.95	$11.52	$11.52	$6.75	$8.32	$12.06	$12.06	$7.07

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.41%, 2.41% and 1.41% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 24

Fund Spotlight as of 6/30/08 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares[1]
Fund Symbols	NVOAX	NVOBX	NVOCX	NVORX
NAV	$29.60	$29.29	$29.29	$29.66
Latest Capital Gain Distribution[2]	$1.0546	$1.0546	$1.0546	$1.0546
Latest Ordinary Income Distribution[3]	$0.9973	$0.7542	$0.7542	$1.0783
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A Shares have a 5.75% maximum sales charge. Class B Shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-2.65%	-8.24%
Since Inception	14.75%	12.86%

B Shares	w/o CDSC	w/CDSC
1-Year	-3.39%	-7.03%
Since Inception	13.88%	13.28%

C Shares	NAV
1-Year	-3.39%
Since Inception	13.88%

I Shares	NAV
1-Year	-2.39%
Since Inception	15.04%
Top Five Common Stock Holdings[4]
Newmont Mining Corporation		4.7%
Barrick Gold Corporation		4.5%
Smithfield Foods, Inc.		3.3%
AngloGold Ashanti Limited, Sponsored ADR		3.3%
Tyson Foods, Inc., Class A		3.2%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$770,021
Number of Common Stocks	72

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.39%	1.39%	6/30/07
Class B	2.14%	2.14%	6/30/07
Class C	2.14%	2.14%	6/30/07
Class I	1.14%	1.14%	6/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 17, 2007.

3	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

4	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Annual Report    Page 25

Fund Spotlight as of 6/30/08 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	60.4%
Canada	12.9%
Japan	5.1%
South Africa	4.9%
Australia	3.0%
South Korea	2.0%
Switzerland	1.4%
Brazil	1.1%
France	0.6%
Turkey	0.4%
Germany	0.4%
Israel	0.3%
Argentina	0.2%
Short-Term Investments	7.3%

Industries[1]
Metals & Mining	24.5%
Electric Utilities	8.1%
Food Products	6.7%
Oil, Gas & Consumable Fuels	6.4%
Health Care Providers & Services	5.9%
Diversified Telecommunication Services	5.8%
Commercial Services & Supplies	3.4%
Communications Equipment	3.2%
Biotechnology	2.9%
Machinery	2.8%
Paper & Forest Products	2.4%
Airlines	2.0%
Semiconductors & Equipment	2.0%
Energy Equipment & Services	1.5%
Pharmaceuticals	1.5%
Short-Term Investments	7.3%
Other	13.6%

1	As a percentage of total investments as of June 30, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/08)	$964.20	$960.60	$960.60	$965.50	$1,017.85	$1,014.12	$1,014.12	$1,019.05
Expenses Incurred During Period	$6.89	$10.53	$10.53	$5.72	$7.07	$10.82	$10.82	$5.87

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16%, 2.16% and 1.17% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 26

Shareholder

Meeting Report

The special meeting of shareholders for Nuveen Global Value Fund (currently known as Nuveen Growth Allocation Fund) was held in the offices of Nuveen Investments on June 23, 2008.

Global Value (1)
To approve a new sub-advisory agreement between Nuveen Asset Management and Richards & Tierney, Inc.:
For	362,970
Against	9,405
Abstain	2,661
Total	375,036

To approve a change to the Fund’s investment objective:
For	361,497
Against	9,530
Abstain	4,009
Total	375,036

To approve a change to the Fund’s diversification policy:
For	365,102
Against	5,925
Abstain	4,009
Total	375,036

(1)	Effective August 1, 2008, Nuveen Global Value Fund changed its name to Nuveen Growth Allocation Fund.

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 5.1%

210,000	Lockheed Martin Corporation	$20,718,600

350,000	Raytheon Company	19,698,000
	Total Aerospace & Defense	40,416,600

	Biotechnology – 3.3%

552,100	Amgen Inc., (2)	26,037,036
	Capital Markets – 2.4%

560,000	JPMorgan Chase & Co.	19,213,600
	Commercial Services & Supplies – 4.4%

1,025,600	Pitney Bowes Inc.	34,972,960
	Communications Equipment – 3.2%

3,500,000	Motorola, Inc.	25,690,000
	Computers & Peripherals – 0.6%

3,500,000	Quantum Corporation, (2)	4,725,000
	Containers & Packaging – 1.6%

600,000	Packaging Corp. of America	12,906,000
	Diversified Financial Services – 0.8%

358,400	Citigroup Inc.	6,006,784
	Diversified Telecommunication Services – 1.2%

1,000,000	Sprint Nextel Corporation	9,500,000
	Electronic Equipment & Instruments – 0.8%

180,052	Agilent Technologies, Inc., (2)	6,399,048
	Food Products – 1.2%

465,000	Smithfield Foods, Inc., (2)	9,244,200
	Health Care Providers & Services – 1.3%

250,200	Aetna Inc.	10,140,606
	Independent Power Producers & Energy Traders – 3.3%

610,000	NRG Energy Inc., (2)	26,169,000
	Insurance – 12.0%

250,000	American International Group, Inc.	6,615,000

420,000	Aon Corporation	19,294,800

1,287,500	Genworth Financial Inc., Class A	22,930,375

720,000	Hartford Financial Services Group, Inc.	46,490,400
	Total Insurance	95,330,575

	Machinery – 2.1%

295,800	Ingersoll Rand Company Limited, Class A	11,071,794

175,000	Timken Company	5,764,500
	Total Machinery	16,836,294

	Media – 10.7%

683,050	CBS Corporation, Class B	13,312,645

620,000	Comcast Corporation, Special Class A	11,631,200

1,430,000	Interpublic Group Companies, Inc., (2)	12,298,000

368,758	Liberty Media Holding Corporation Interactive, Class A, (2)	5,442,868

1,379,300	Viacom Inc., Class B, (2)	42,123,822
	Total Media	84,808,535

Shares	Description (1)	Value

	Metals & Mining – 8.4%

607,429	AngloGold Ashanti Limited, Sponsored ADR	$20,616,140

813,000	Barrick Gold Corporation	36,991,500

50,000	United States Steel Corporation	9,239,000
	Total Metals & Mining	66,846,640

	Mortgage REIT – 0.5%

2,875,070	Friedman, Billings, Ramsey Group, Inc., Class A, (2)	4,312,605
	Oil, Gas & Consumable Fuels – 14.8%

275,000	Apache Corporation	38,225,000

135,000	Hess Corporation	17,035,650

370,000	Noble Energy, Inc.	37,207,200

460,000	Talisman Energy Inc.	10,179,800

988,800	Warren Resources Inc., (2)	14,515,584
	Total Oil, Gas & Consumable Fuels	117,163,234

	Paper & Forest Products – 1.7%

1,150,000	Sappi Limited, Sponsored ADR	13,673,500
	Pharmaceuticals – 2.7%

637,300	Sanofi–Aventis, ADR	21,177,479
	Semiconductors & Equipment – 0.7%

1,201,953	Mattson Technology, Inc., (2)	5,721,296
	Software – 8.8%

2,650,077	CA Inc.	61,190,278

320,000	Microsoft Corporation	8,803,200
	Total Software	69,993,478

	Thrifts & Mortgage Finance – 2.9%

950,000	Federal National Mortgage Association	18,534,500

400,000	MGIC Investment Corporation	2,444,000

1,500,000	Radian Group Inc.	2,175,000
	Total Thrifts & Mortgage Finance	23,153,500

	Tobacco – 4.2%

309,400	Altria Group, Inc.	6,361,264

149,532	Lorillard Inc.	10,341,633

340,000	Philip Morris International	16,792,600
	Total Tobacco	33,495,497

	Total Common Stocks (cost $874,641,014)	783,933,467

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

$12,810	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $12,810,441, collateralized by $13,195,000 U.S. Treasury Bills, 0.000%, due 12/11/08, value $13,069,648	1.350%	7/01/08	$12,809,961

	Total Short-Term Investments (cost $12,809,961)			12,809,961

	Total Investments (cost $887,450,975) – 100.3%			796,743,428

	Other Assets Less Liabilities – (0.3)%			(2,581,431)

	Net Assets – 100%			$794,161,997

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

   See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 91.6%

	Aerospace & Defense – 4.9%

6,400	Lockheed Martin Corporation	$631,424

9,800	Raytheon Company	551,544
	Total Aerospace & Defense	1,182,968

	Biotechnology – 2.5%

13,000	Amgen Inc., (2)	613,080
	Capital Markets – 2.1%

14,900	JPMorgan Chase & Co.	511,219
	Commercial Banks – 3.1%

9,800	Bank of America Corporation	233,926

22,100	Wells Fargo & Company	524,875
	Total Commercial Banks	758,801

	Commercial Services & Supplies – 4.3%

30,700	Pitney Bowes Inc.	1,046,870
	Communications Equipment – 3.7%

121,400	Motorola, Inc.	891,076
	Diversified Financial Services – 1.0%

14,000	Citigroup Inc.	234,640
	Diversified Telecommunication Services – 2.2%

11,000	AT&T Inc.	370,590

16,000	Sprint Nextel Corporation	152,000
	Total Diversified Telecommunication Services	522,590

	Electronic Equipment & Instruments – 0.5%

3,200	Agilent Technologies, Inc., (2)	113,728
	Food Products – 1.4%

11,976	Kraft Foods Inc.	340,717
	Health Care Providers & Services – 1.2%

7,050	Aetna Inc.	285,737
	Household Products – 2.0%

8,200	Kimberly – Clark Corporation	490,196
	Independent Power Producers & Energy Traders – 2.2%

12,100	NRG Energy Inc., (2)	519,090
	Insurance – 11.0%

6,200	American International Group, Inc.	164,052

12,500	Aon Corporation	574,250

37,000	Genworth Financial Inc., Class A	658,970

14,200	Hartford Financial Services Group, Inc.	916,894

7,341	Loews Corporation	344,293
	Total Insurance	2,658,459

	Machinery – 2.4%

7,000	Illinois Tool Works Inc.	332,570

6,300	Ingersoll Rand Company Limited, Class A	235,809
	Total Machinery	568,379

Shares	Description (1)	Value

	Media – 6.7%

16,200	Comcast Corporation, Special Class A	$303,912

13,000	Liberty Media Holding Corporation Interactive, Class A, (2)	191,880

36,900	Viacom Inc., Class B, (2)	1,126,926
	Total Media	1,622,718

	Metals & Mining – 8.6%

20,501	AngloGold Ashanti Limited, Sponsored ADR	695,804

23,100	Barrick Gold Corporation	1,051,050

1,800	United States Steel Corporation	332,604
	Total Metals & Mining	2,079,458

	Oil, Gas & Consumable Fuels – 12.4%

7,700	Apache Corporation	1,070,300

2,000	ConocoPhillips	188,780

3,200	Hess Corporation	403,808

10,900	Noble Energy, Inc.	1,096,104

10,800	Talisman Energy Inc.	239,004
	Total Oil, Gas & Consumable Fuels	2,997,996

	Paper & Forest Products – 1.2%

12,300	International Paper Company	286,590
	Pharmaceuticals – 2.6%

18,700	Sanofi–Aventis, ADR	621,401
	Software – 9.5%

65,600	CA Inc.	1,514,704

28,500	Microsoft Corporation	784,035
	Total Software	2,298,739

	Thrifts & Mortgage Finance – 2.0%

21,300	Federal National Mortgage Association	415,563

7,500	MGIC Investment Corporation	45,825

7,700	Radian Group Inc.	11,164
	Total Thrifts & Mortgage Finance	472,552

	Tobacco – 4.1%

8,000	Altria Group, Inc.	164,480

6,061	Lorillard Inc.	419,179

8,000	Philip Morris International	395,120
	Total Tobacco	978,779

	Total Common Stocks (cost $25,558,894)	22,095,783

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund (continued)

June 30, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.0%

$1,674	Repurchase Agreement with State Street Bank, dated 6/30/08, repurchase price $1,673,601, collateralized by $1,705,000 U.S. Treasury Notes, 2.125%, due 1/31/10, value $1,709,263	1.350%	7/01/08	$1,673,538

	Total Short-Term Investments (cost $1,673,538)			1,673,538

	Total Investments (cost $27,232,432) – 98.6%			23,769,321

	Other Assets Less Liabilities – 1.4%			348,148

	Net Assets – 100%			$24,117,469

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Small/Mid-Cap Value Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 92.0%

	Biotechnology – 1.1%

24,400	Sepracor Inc.	$486,048
	Building Products – 1.7%

81,450	Griffon Corporation, (2)	713,502
	Chemicals – 1.9%

24,050	Rockwood Holdings Inc., (2)	836,940
	Computers & Peripherals – 1.1%

55,700	Brocade Communications Systems Inc., (2)	458,968
	Containers & Packaging – 4.3%

26,200	Packaging Corp. of America	563,562

115,000	Temple-Inland Inc.	1,296,050
	Total Containers & Packaging	1,859,612

	Electric Utilities – 2.8%

57,000	Reliant Energy Inc., (2)	1,212,390
	Electrical Equipment – 3.0%

15,750	Acuity Brands Inc.	757,260

7,200	Lincoln Electric Holdings Inc.	566,640
	Total Electrical Equipment	1,323,900

	Electronic Equipment & Instruments – 11.0%

47,950	Arrow Electronics, Inc., (2)	1,473,024

48,100	Avnet Inc., (2)	1,312,168

37,050	Coherent Inc., (2)	1,107,425

14,100	General Cable Corporation, (2)	857,985
	Total Electronic Equipment & Instruments	4,750,602

	Energy Equipment & Services – 2.3%

44,400	Acergy S.A., Sponsored ADR	988,344
	Food Products – 1.6%

34,900	Smithfield Foods, Inc., (2)	693,812
	Health Care Providers & Services – 3.1%

40,400	Community Health Systems Inc., (2)	1,332,392
	Household Durables – 2.8%

72,700	Newell Rubbermaid Inc.	1,220,633
	Independent Power Producers & Energy Traders – 2.8%

27,900	NRG Energy Inc., (2)	1,196,910
	Insurance – 6.9%

41,900	Hanover Insurance Group Inc.	1,780,750

57,700	Tower Group Inc.	1,222,663
	Total Insurance	3,003,413

	Machinery – 6.3%

8,600	Gardner Denver, Inc., (2)	488,480

13,800	Kennametal Inc.	449,190

29,300	Oshkosh Truck Corporation	606,217

38,470	Sauer-Danfoss, Inc.	1,198,341
	Total Machinery	2,742,228

Portfolio of Investments

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Metals & Mining – 7.5%

10,900	Carpenter Technology Inc.	$475,785

8,050	Century Aluminum Company, (2)	535,245

71,700	Gibraltar Industries Inc.	1,145,049

14,150	Reliance Steel & Aluminum Company	1,090,824
	Total Metals & Mining	3,246,903

	Mortgage REIT – 1.3%

61,950	Anthracite Capital, Inc.	436,128

71,950	Friedman, Billings, Ramsey Group, Inc., Class A, (2)	107,925
	Total Mortgage REIT	544,053

	Multiline Retail – 3.5%

65,550	Casey’s General Stores, Inc.	1,518,794
	Oil, Gas & Consumable Fuels – 3.7%

24,800	St Mary Land and Exploration Company	1,603,072
	Paper & Forest Products – 11.9%

129,148	AbitibiBowater Inc., (2)	1,204,951

285,400	Domtar Corporation, (2)	1,555,430

37,200	MeadWestvaco Corporation	886,848

87,200	Sappi Limited, Sponsored ADR	1,036,808

62,650	Wausau Paper Corp.	483,032
	Total Paper & Forest Products	5,167,069

	Specialty Retail – 3.6%

180,200	Pacific Sunwear of California, Inc., (2)	1,537,106
	Textiles, Apparel & Luxury Goods – 1.5%

22,950	Fossil Inc., (2)	667,153
	Thrifts & Mortgage Finance – 4.1%

114,200	People’s United Financial, Inc.	1,781,520
	Trading Companies & Distributors – 2.2%

23,550	WESCO International Inc., (2)	942,942
	Total Common Stocks (cost $46,482,558)	39,828,306

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.5%

$2,821	Repurchase Agreement with State Street Bank, dated 6/30/08, repurchase price $2,821,439, collateralized by $2,045,000 U.S. Treasury Bonds, 8.500%, due 2/15/20, value $2,884,553	1.350%	7/01/08	$2,821,333

	Total Short-Term Investments (cost $2,821,333)			2,821,333

	Total Investments (cost $49,303,891) – 98.5%			42,649,639

	Other Assets Less Liabilities – 1.5%			648,671

	Net Assets – 100%			$43,298,310

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 93.8%

	Biotechnology – 0.8%

67,000	Sepracor Inc.	$1,334,640
	Building Products – 2.0%

389,650	Griffon Corporation, (2)	3,413,334
	Chemicals – 1.3%

118,100	Ferro Corporation	2,215,556
	Commercial Banks – 0.9%

211,200	Bancorp, Inc., (2)	1,609,344
	Communications Equipment – 1.6%

52,000	CommScope Inc., (2)	2,744,040
	Computers & Peripherals – 0.5%

632,900	Quantum Corporation, (2)	854,415
	Containers & Packaging – 3.4%

521,200	Temple-Inland Inc.	5,873,924
	Electrical Equipment – 5.4%

67,500	Acuity Brands Inc.	3,245,400

125,700	Belden Inc.	4,258,716

21,900	Lincoln Electric Holdings Inc.	1,723,530
	Total Electrical Equipment	9,227,646

	Electronic Equipment & Instruments – 5.4%

49,750	General Cable Corporation, (2)	3,027,288

391,500	GSI Group, Inc., (2)	3,038,040

344,300	Keithley Instruments, Inc.	3,270,850
	Total Electronic Equipment & Instruments	9,336,178

	Energy Equipment & Services – 2.4%

184,800	Acergy S.A., Sponsored ADR	4,113,648
	Food Products – 1.4%

122,412	Smithfield Foods, Inc., (2)	2,433,551
	Health Care Providers & Services – 3.5%

152,300	Community Health Systems Inc., (2)	5,022,854

81,400	Skilled Healthcare Group Inc.	1,092,388
	Total Health Care Providers & Services	6,115,242

	Hotels, Restaurants & Leisure – 2.7%

165,700	Bob Evans Farms	4,739,020
	Household Durables – 2.7%

267,500	Hooker Furniture Corporation	4,633,100
	Household Products – 3.8%

226,970	WD-40 Company	6,638,873
	Insurance – 4.1%

152,450	Aspen Insurance Holdings Limited, (2)	3,608,492

214,800	PMA Capital Corporation, Class A, (2)	1,978,308

72,850	Tower Group Inc.	1,543,692
	Total Insurance	7,130,492

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Machinery – 10.2%

144,100	Albany International Corporation, Class A	$4,178,900

91,659	Kadant Inc., (2)	2,071,493

112,940	Kennametal Inc.	3,676,197

86,900	RBC Bearings Inc., (2)	2,895,508

152,250	Sauer-Danfoss, Inc.	4,742,588
	Total Machinery	17,564,686

	Metals & Mining – 4.5%

36,000	Century Aluminum Company, (2)	2,393,640

332,900	Gibraltar Industries Inc.	5,316,413
	Total Metals & Mining	7,710,053

	Mortgage REIT – 1.0%

240,929	Anthracite Capital, Inc.	1,696,140
	Multiline Retail – 3.1%

229,950	Casey’s General Stores, Inc.	5,327,942
	Oil, Gas & Consumable Fuels – 10.2%

149,950	Approach Resources Inc., (2)	4,017,161

83,600	Bill Barrett Corporation, (2)	4,966,676

224,400	Cano Petroleum Inc.	1,781,736

460,250	Warren Resources Inc., (2)	6,756,470
	Total Oil, Gas & Consumable Fuels	17,522,043

	Paper & Forest Products – 11.9%

187,038	AbitibiBowater Inc., (2)	1,745,065

318,503	Buckeye Technologies Inc., (2)	2,694,535

432,900	Domtar Corporation, (2)	2,359,305

236,400	Glatfelter	3,193,764

556,500	Sappi Limited, Sponsored ADR	6,616,785

510,994	Wausau Paper Corp.	3,939,764
	Total Paper & Forest Products	20,549,218

	Road & Rail – 3.8%

406,205	Marten Transport, Ltd., (2)	6,487,091
	Semiconductors & Equipment – 2.4%

142,600	Mattson Technology, Inc., (2)	678,776

128,600	Standard Microsystems Corporation, (2)	3,491,490
	Total Semiconductors & Equipment	4,170,266

	Specialty Retail – 4.0%

325,591	Golfsmith International Holdings Inc., (2)	742,347

713,700	Pacific Sunwear of California, Inc., (2)	6,087,861
	Total Specialty Retail	6,830,208

	Textiles, Apparel & Luxury Goods – 0.8%

48,500	Fossil Inc., (2)	1,409,895
	Total Common Stocks (cost $183,007,479)	161,680,545

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.6%

$13,045	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $13,045,184, collateralized by $13,435,000 U.S. Treasury Bills, 0.000%, due 12/11/08, value $13,307,368	1.350%	7/01/08	$13,044,695

	Total Short-Term Investments (cost $13,044,695)			13,044,695

	Total Investments (cost $196,052,174) – 101.4%			174,725,240

	Other Assets Less Liabilities – (1.4)%			(2,340,561)

	Net Assets – 100%			$172,384,679

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

     See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Global Value Fund

(currently known as Nuveen Growth Allocation Fund)

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 2.3%

1,550	Lockheed Martin Corporation	$152,923

3,100	Raytheon Company	174,468
	Total Aerospace & Defense	327,391

	Beverages – 2.4%

7,800	Coca Cola West Holdings Company	181,805

11,000	Kirin Brewery Company Limited	171,757
	Total Beverages	353,562

	Biotechnology – 1.1%

3,400	Amgen Inc., (2)	160,344
	Building Products – 1.2%

11,300	JS Group Corporation	179,527
	Capital Markets – 1.3%

5,350	JPMorgan Chase & Co.	183,559
	Commercial Banks – 1.9%

5,700	Wachovia Corporation	88,521

7,600	Wells Fargo & Company	180,500
	Total Commercial Banks	269,021

	Commercial Services & Supplies – 3.2%

16,000	Dai Nippon Printing Co., Ltd.	235,815

6,800	Pitney Bowes Inc.	231,880
	Total Commercial Services & Supplies	467,695

	Communications Equipment – 2.4%

32,170	Alcatel – Lucent	195,509

20,950	Motorola, Inc.	153,773
	Total Communications Equipment	349,282

	Computers & Peripherals – 1.9%

7,560	Gemalto N.V., (2)	275,194
	Consumer Finance – 0.8%

7,840	Takefuji Corporation	109,052
	Containers & Packaging – 1.3%

10,300	Toyo Seikan Kaisha	181,779
	Diversified Financial Services – 0.6%

5,450	Citigroup Inc.	91,342
	Diversified Telecommunication Services – 9.1%

4,225	AT&T Inc.	142,340

4,060	Belgacom S.A.	175,148

10,200	KT Corporation, Sponsored ADR	217,464

17,750	Nippon Telegraph and Telephone Corporation, Sponsored ADR	431,325

9,800	Sprint Nextel Corporation	93,100

163,500	Telecom Italia S.p.A.	265,145
	Total Diversified Telecommunication Services	1,324,522

Shares	Description (1)	Value

	Electric Utilities – 2.3%

11,284	Centrais Electricas Brasileiras S.A., Electrobras	$208,350

8,210	Korea Electric Power Corporation, Sponsored ADR	119,291
	Total Electric Utilities	327,641

	Electronic Equipment & Instruments – 1.9%

1,381	Agilent Technologies, Inc., (2)	49,081

4,200	Mabuchi Motor Company Limited	227,829
	Total Electronic Equipment & Instruments	276,910

	Energy Equipment & Services – 1.3%

160	Areva CI	187,171
	Food & Staples Retailing – 1.4%

6,900	Seven & I Holdings	196,892
	Food Products – 0.5%

2,404	Kraft Foods Inc.	68,394
	Health Care Providers & Services – 0.6%

2,175	Aetna Inc.	88,153
	Household Durables – 1.0%

16,000	Sekisui House, Ltd.	149,324
	Household Products – 1.3%

3,125	Kimberly–Clark Corporation	186,813
	Independent Power Producers & Energy Traders – 1.0%

3,300	NRG Energy Inc., (2)	141,570
	Insurance – 4.8%

1,800	American International Group, Inc.	47,628

3,000	Aon Corporation	137,820

8,825	Genworth Financial Inc., Class A	157,173

3,200	Hartford Financial Services Group, Inc.	206,624

1,514	Loews Corporation	71,007

2,400	Mitsui Sumitomo Insurance Company Limited,	82,724
	Total Insurance	702,976

	Leisure Equipment & Products – 1.6%

6,900	Fuji Photo Film Co., Ltd.	237,180
	Machinery – 1.6%

1,975	Illinois Tool Works Inc.	93,832

3,600	Ingersoll Rand Company Limited, Class A	134,748
	Total Machinery	228,580

	Media – 5.7%

6,050	CBS Corporation, Class B	117,915

6,600	Comcast Corporation, Special Class A	123,816

3,987	Liberty Media Holding Corporation Interactive, Class A, (2)	58,848

13,000	Premiere AG, (2)	286,345

7,900	Viacom Inc., Class B, (2)	241,266
	Total Media	828,190

Portfolio of Investments

Nuveen Global Value Fund (continued)

(currently known as Nuveen Growth Allocation Fund)

June 30, 2008

Shares	Description (1)	Value

	Metals & Mining – 14.3%

40,090	Alumina Limited	$182,169

12,775	AngloGold Ashanti Limited, Sponsored ADR	433,584

8,148	Barrick Gold Corporation	370,734

2,800	Gold Fields Limited, Sponsored ADR	35,420

11,450	Gold Fields Limited	145,501

17,400	Ivanhoe Mines Ltd., (2)	189,834

44,800	Lihir Gold Limited, (2)	141,297

3,800	Newcrest Mining Limited	106,736

4,950	Newmont Mining Corporation	258,192

12,500	NovaGold Resources Inc., (2)	93,125

625	United States Steel Corporation	115,488
	Total Metals & Mining	2,072,080

	Oil, Gas & Consumable Fuels – 14.8%

2,450	Apache Corporation	340,550

23,850	BP PLC	277,076

2,500	Hess Corporation	315,475

37,000	Nippon Oil Corporation	248,444

3,075	Noble Energy, Inc.	309,222

3,750	Petro-Canada	209,063

3,667	Royal Dutch Shell PLC, Class B, Sponsored ADR	293,763

2,620	Suncor Energy, Inc.	152,274
	Total Oil, Gas & Consumable Fuels	2,145,867

	Paper & Forest Products – 1.8%

5,400	International Paper Company	125,820

13,700	Stora Enso Oyj, R Shares	128,557
	Total Paper & Forest Products	254,377

	Personal Products – 0.9%

6,000	Shiseido Company, Limited	137,308
	Pharmaceuticals – 2.2%

4,720	Sanofi-Aventis	315,315
	Road & Rail – 1.2%

2,400	Union Pacific Corporation	181,200
	Software – 4.8%

16,200	CA Inc.	374,058

7,325	Microsoft Corporation	201,511

13,100	Sega Sammy Holdings Inc.	114,240
	Total Software	689,809

	Textiles, Apparel & Luxury Goods – 1.1%

13,000	Wacoal Holdings Corporation	155,239
	Thrifts & Mortgage Finance – 0.9%

6,600	Federal National Mortgage Association	128,766

3,350	Radian Group Inc.	4,858
	Total Thrifts & Mortgage Finance	133,624

Shares	Description (1)	Value

	Tobacco – 2.0%

3,000	Altria Group, Inc.	$61,680

1,250	Lorillard Inc.	86,450

3,000	Philip Morris International	148,170
	Total Tobacco	296,300

	Wireless Telecommunication Services – 0.6%

4,200	SK Telecom Company Limited, Sponsored ADR	87,233
	Total Common Stocks (cost $14,791,536)	14,360,416

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

$117	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $116,897, collateralized by $115,000 U.S. Treasury Notes, 4.500%, due 5/15/17, value $120,463	1.350%	7/01/08	$116,893

	Total Short-Term Investments (cost $116,893)			116,893

	Total Investments (cost $14,908,429) – 99.9%			14,477,309

	Other Assets Less Liabilities – 0.1%			20,123

	Net Assets – 100%			$14,497,432

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 79.2%

	Auto Components – 0.9%

112,900	Magna International Inc., Class A	$6,688,196
	Biotechnology – 3.0%

484,000	Amgen Inc., (2)	22,825,440
	Capital Markets – 1.4%

528,337	UBS AG	10,915,442
	Commercial Banks – 0.7%

767,100	Sumitomo Trust & Banking Company	5,369,470
	Commercial Services & Supplies – 1.9%

1,131,600	Allied Waste Industries, Inc., (2)	14,280,792
	Computers & Peripherals – 1.0%

417,200	Ingram Micro, Inc., (2)	7,405,300
	Construction & Engineering – 0.3%

35,500	Shaw Group Inc., (2)	2,193,545
	Diversified Telecommunication Services – 5.9%

120,500	KT Corporation, Sponsored ADR	2,569,060

860,000	Nippon Telegraph and Telephone Corporation, Sponsored ADR	20,898,000

1,635,500	Sprint Nextel Corporation	15,537,250

155,600	Telus Corporation	6,275,348
	Total Diversified Telecommunication Services	45,279,658

	Electric Utilities – 8.2%

148,300	Ameren Corporation	6,262,709

33,100	American Electric Power Company, Inc.	1,331,613

370,000	Centrais Electricas Brasileiras S.A., ADR	6,087,943

237,200	DTE Energy Company	10,066,768

423,700	IDACORP, INC	12,240,693

870,000	Korea Electric Power Corporation, Sponsored ADR	12,641,100

662,600	PNM Resources Inc.	7,924,696

164,200	Progress Energy, Inc.	6,868,486
	Total Electric Utilities	63,424,008

	Electronic Equipment & Instruments – 1.4%

30,200	Samsung SDI Company Ltd., Series 144A	603,393

302,000	Tech Data Corporation, (2)	10,234,780
	Total Electronic Equipment & Instruments	10,838,173

	Energy Equipment & Services – 1.5%

218,200	BJ Services Company	6,969,308

52,750	Technip SA, ADR	4,886,043
	Total Energy Equipment & Services	11,855,351

	Food & Staples Retailing – 1.0%

278,900	Kroger Co.	8,051,843
	Food Products – 6.8%

121,896	Cresud, Inc.	1,811,375

1,286,900	Smithfield Foods, Inc., (2)	25,583,572

Shares	Description (1)	Value

	Food Products (continued)

1,651,000	Tyson Foods, Inc., Class A	$24,665,940
	Total Food Products	52,060,887

	Health Care Providers & Services – 4.1%

901,500	Apria Healthcare Group Inc., (2)	17,480,085

424,400	Health Net Inc., (2)	10,211,064

88,600	Humana Inc., (2)	3,523,622
	Total Health Care Providers & Services	31,214,771

	Household Durables – 0.7%

271,000	Sekisui House, Ltd., Sponsored ADR	2,523,010

2,628,009	Woodbridge Holdings Corporation	3,048,490
	Total Household Durables	5,571,500

	Household Products – 1.1%

32,500	KAO Corporation, Sponsored ADR	8,538,514
	Internet Software & Services – 0.5%

153,300	eBay Inc., (2)	4,189,689
	IT Services – 0.9%

286,300	Electronic Data Systems Corporation	7,054,432
	Machinery – 1.4%

184,300	AGCO Corporation, (2)	9,659,163

52,600	Alamo Group Inc.	1,083,034
	Total Machinery	10,742,197

	Media – 0.8%

220,700	Scholastic Corporation, (2)	6,325,262
	Metals & Mining – 23.9%

116,900	Alumina Limited, Sponsored ADR	2,118,228

750,957	AngloGold Ashanti Limited, Sponsored ADR	25,487,481

927,300	Apex Silver Mines Limited, (2)	4,553,043

314,700	Banro Corporation, (2)	2,218,635

771,300	Barrick Gold Corporation	35,094,150

2,156,100	Crystallex International Corporation, (2)	2,414,832

987,600	Gold Fields Limited, Sponsored ADR	12,493,140

590,000	Gold Reserve Inc., Class A, (2)	1,062,000

1,204,200	Ivanhoe Mines Ltd., (2)	13,137,822

902,300	Kinross Gold Corporation	21,303,303

389,700	Lihir Gold Limited, Sponsored ADR	12,380,769

313,600	Newcrest Mining Limited, Sponsored ADR	8,817,711

703,700	Newmont Mining Corporation	36,704,992

290,100	NovaGold Resources Inc., (2)	2,161,245

3,608,100	Orezone Resources Inc., (2)	4,329,720
	Total Metals & Mining	184,277,071

	Multi-Utilities – 0.4%

122,600	Puget Energy, Inc.	2,941,174

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 5.0%

101,100	Chevron Corporation	$10,022,043

134,300	Nexen Inc.	5,338,425

93,000	Peabody Energy Corporation	8,188,650

60,800	Petro-Canada	3,389,600

156,200	Tesoro Petroleum Corporation	3,088,074

805,600	USEC Inc., (2)	4,898,048

254,300	Warren Resources Inc., (2)	3,733,124
	Total Oil, Gas & Consumable Fuels	38,657,964

	Paper & Forest Products – 2.4%

559,200	AbitibiBowater Inc., (2)	5,217,336

2,185,700	Domtar Corporation, (2)	11,912,065

168,300	Wausau Paper Corp.	1,297,593
	Total Paper & Forest Products	18,426,994

	Pharmaceuticals – 1.5%

651,800	Pfizer Inc.	11,386,946
	Road & Rail – 0.2%

18,000	Union Pacific Corporation	1,359,000
	Semiconductors & Equipment – 0.9%

690,700	Axcelis Technologies Inc., (2)	3,370,616

800,200	Mattson Technology, Inc., (2)	3,808,952
	Total Semiconductors & Equipment	7,179,568

	Software – 0.7%

100,000	Microsoft Corporation	2,751,000

1,102,300	Sega Sammy Holdings Inc., Sponsored ADR	2,407,313
	Total Software	5,158,313

	Water Utilities – 0.3%

50,700	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	2,593,811
	Wireless Telecommunication Services – 0.4%

216,600	Turkcell Ilietisim Hizmetleri A.S	3,151,530
	Total Common Stocks (cost $621,050,145)	609,956,841

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.9%

	Communications Equipment – 2.9%

29,000	Lucent Technologies Capital Trust I	7.750%	B2	$22,040,000
	Total Convertible Preferred Securities (cost $25,187,000)			22,040,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 11.6%

	Airlines – 2.0%

$8,200	ExpressJet Inc.	4.250%	8/01/23	N/A	$5,740,000

10,131	JetBlue Airways Corporation	3.500%	7/15/33	CCC	10,105,673
18,331	Total Airlines				15,845,673
	Commercial Services & Supplies – 1.6%

12,735	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	B+	12,161,925
	Communications Equipment – 0.3%

2,705	Audiocodes Limited, Convertible Bond	2.000%	11/09/24	N/A	2,556,225
	Computers & Peripherals – 0.0%

132	Adaptec Inc.	0.750%	12/22/23	CCC+	129,525
	Health Care Providers & Services – 1.9%

19,100	Omnicare, Inc.	3.250%	12/15/35	B+	14,372,750
	Machinery – 1.5%

12,130	Albany International Corporation, Convertible Bond	2.250%	3/15/26	N/A	11,296,063
	Metals & Mining – 0.9%

193	Apex Silver Mines Limited	2.875%	3/15/24	N/A	101,325

5,922	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	4,967,078

3,018	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/A	1,690,080
9,133	Total Metals & Mining				6,758,483
	Oil, Gas & Consumable Fuels – 1.5%

15,035	USEC Inc., Convertible Bond	3.000%	10/01/14	CCC	11,313,836
	Semiconductors & Equipment – 1.0%

6,457	Credence Systems Corporation, Convertible Bond	3.500%	5/15/10	N/R	5,585,305

3,600	Qimonda Finance LLC, Convertible Bond	6.750%	3/22/13	N/A	2,605,500
10,057	Total Semiconductors & Equipment				8,190,805
	Wireless Telecommunication Services – 0.9%

8,040	NII Holdings Inc.	3.125%	6/15/12	N/A	6,813,900
$107,398	Total Convertible Bonds (cost $95,259,990)				89,439,185

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 7.4%

$57,216	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $57,218,134, collateralized by $55,715,000 U.S. Treasury Notes, 4.500%, due 5/15/17, value $58,361,463	1.350%	7/01/08		$57,215,988

	Total Short-Term Investments (cost $57,215,988)				57,215,988

	Total Investments (cost $798,713,123) – 101.1%				778,652,014

	Other Assets Less Liabilities – (1.1)%				(8,630,646)

	Net Assets – 100%				$770,021,368

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/A	Not available.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2008

	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Global Value (1)	Value Opportunities
Assets
Investments, at value (cost $874,641,014, $25,558,894, $46,482,558, $183,007,479, $14,791,536 and $741,497,135, respectively)	$783,933,467	$22,095,783	$39,828,306	$161,680,545	$14,360,416	$721,436,026
Short-term investments (at cost, which approximates value)	12,809,961	1,673,538	2,821,333	13,044,695	116,893	57,215,988
Cash	—	900	—	—	—	—
Cash denominated in foreign currencies (cost $0, $0, $0, $0, $13,325 and $0, respectively)	—	—	—	—	12,571	—
Receivables:
Dividends	1,216,094	27,897	28,949	111,304	18,697	620,002
Interest	480	63	106	489	—	829,423
Investments sold	1,228,602	8,253	771,038	1,261,551	26,936	2,912,112
Reclaims	1,965	2,652	—	3,696	2,416	586
Shares sold	1,497,659	372,253	194,470	200,775	19,164	10,551,440
Other assets	39,878	—	64	170	23	8,722
Total assets	800,728,106	24,181,339	43,644,266	176,303,225	14,557,116	793,574,299
Liabilities
Payables:
Investments purchased	—	—	253,992	3,193,759	—	21,353,300
Shares redeemed	4,742,824	12,418	33,922	444,350	16,590	1,141,920
Accrued expenses:
Management fees	570,652	14,180	29,000	150,121	9,415	594,779
12b-1 distribution and service fees	264,522	3,966	1,933	20,877	6,498	174,090
Other	988,111	33,306	27,109	109,439	27,181	288,842
Total liabilities	6,566,109	63,870	345,956	3,918,546	59,684	23,552,931
Net assets	$794,161,997	$24,117,469	$43,298,310	$172,384,679	$14,497,432	$770,021,368
Class A Shares
Net assets	$293,777,032	$5,080,001	$3,595,093	$54,264,351	$3,419,660	$368,093,208
Shares outstanding	15,844,366	291,822	209,951	2,329,869	145,027	12,435,379
Net asset value per share	$18.54	$17.41	$17.12	$23.29	$23.58	$29.60
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.67	$18.47	$18.16	$24.71	$25.02	$31.41
Class B Shares
Net assets	$36,023,557	$834,741	$36,308	$374,233	$646,615	$6,815,578
Shares outstanding	1,989,811	48,308	2,149	16,417	27,708	232,684
Net asset value and offering price per share	$18.10	$17.28	$16.90	$22.80	$23.34	$29.29
Class C Shares
Net assets	$189,475,258	$2,483,862	$1,093,210	$9,682,130	$6,035,055	$116,463,333
Shares outstanding	10,466,801	143,729	64,599	424,150	258,419	3,975,786
Net asset value and offering price per share	$18.10	$17.28	$16.92	$22.83	$23.35	$29.29
Class I Shares (2)
Net assets	$274,886,150	$15,718,865	$38,573,699	$108,063,965	$4,396,102	$278,649,249
Shares outstanding	14,862,198	901,924	2,253,934	4,630,471	186,014	9,395,650
Net asset value and offering price per share	$18.50	$17.43	$17.11	$23.34	$23.63	$29.66

Net Assets Consist of:
Capital paid-in	$928,873,968	$28,038,136	$63,018,872	$196,375,069	$14,361,608	$763,882,753
Undistributed (Over-distribution of) net investment income	(38,774)	80,201	—	—	(24,960)	(4,918,826)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(43,965,432)	(537,757)	(13,066,310)	(2,663,456)	592,276	31,118,858
Net unrealized appreciation (depreciation) of investments and foreign currency	(90,707,765)	(3,463,111)	(6,654,252)	(21,326,934)	(431,492)	(20,061,417)
Net assets	$794,161,997	$24,117,469	$43,298,310	$172,384,679	$14,497,432	$770,021,368

(1)	Effective August 1, 2008, Nuveen Global Value Fund changed its name to Nuveen Growth Allocation Fund.
(2)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended June 30, 2008

	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Global Value (1)	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $204,214, $2,523, $0, $0, $19,817 and $269,997, respectively)	$15,729,351	$336,852	$867,089	$2,116,690	$349,158	$7,448,381
Interest (net of foreign tax withheld of $0, $0, $0, $0, $0 and $10,835, respectively)	1,293,157	58,759	195,431	395,103	12,818	4,926,383
Total investment income	17,022,508	395,611	1,062,520	2,511,793	361,976	12,374,764
Expenses
Management fees	9,181,178	157,028	1,031,235	1,888,991	179,332	5,813,799
12b-1 service fees – Class A	1,088,508	12,808	8,275	155,618	12,502	741,699
12b-1 distribution and service fees – Class B	534,960	5,624	973	5,758	7,263	60,497
12b-1 distribution and service fees – Class C	2,981,960	24,688	11,062	129,229	77,761	1,056,999
Shareholders’ servicing agent fees and expenses	2,166,575	21,038	147,030	233,972	25,751	712,045
Custodian’s fees and expenses	178,535	9,234	31,444	37,438	18,248	100,051
Trustees’ fees and expenses	30,683	467	3,217	4,927	638	13,701
Professional fees	151,812	14,184	17,761	31,101	14,801	74,646
Shareholders’ reports – printing and mailing expenses	438,842	721	4,646	65,318	8,440	155,556
Federal and state registration fees	146,425	59,365	50,123	87,210	75,473	144,097
Other expenses	44,041	2,348	5,851	8,403	2,450	20,535
Total expenses before custodian fee credit and expense reimbursement	16,943,519	307,505	1,311,617	2,647,965	422,659	8,893,625
Custodian fee credit	(5,285)	(434)	(7,456)	(446)	(3,978)	(25,754)
Expense reimbursement	—	(60,419)	(9,297)	—	(63,875)	—
Net expenses	16,938,234	246,652	1,294,864	2,647,519	354,806	8,867,871
Net investment income (loss)	84,274	148,959	(232,344)	(135,726)	7,170	3,506,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(46,695,377)	(537,756)	(12,863,794)	(2,486,235)	981,497	48,625,708
Foreign currency	—	—	—	—	(8,952)	(254)
Redemptions in-kind	—	—	(12,286,275)	—	—	—
Change in net unrealized appreciation (depreciation) of: Investments	(293,616,538)	(3,537,399)	(1,437,205)	(43,296,876)	(2,939,093)	(70,243,058)
Foreign currency	(218)	—	—	—	(26)	(295)
Net realized and unrealized gain (loss)	(340,312,133)	(4,075,155)	(26,587,274)	(45,783,111)	(1,966,574)	(21,617,899)
Net increase (decrease) in net assets from operations	$(340,227,859)	$(3,926,196)	$(26,819,618)	$(45,918,837)	$(1,959,404)	$(18,111,006)

(1)	Effective August 1, 2008, Nuveen Global Value Fund changed its name to Nuveen Growth Allocation Fund.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Multi-Cap Value		Large-Cap Value		Small/Mid-Cap Value
	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/08	For the Period 12/15/06 (commencement of operations) through 6/30/07	Year Ended 6/30/08	For the Period 12/15/06 (commencement of operations) through 6/30/07
Operations
Net investment income (loss)	$84,274	$6,391,221	$148,959	$23,308	$(232,344)	$487,097
Net realized gain (loss) from:
Investments	(46,695,377)	91,028,279	(537,756)	2,383	(12,863,794)	36,933
Foreign currency	—	(283)	—	—	—	—
Futures	—	—	—	—	—	(862,861)
Redemptions in-kind	—	—	—	—	(12,286,275)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(293,616,538)	84,696,120	(3,537,399)	74,288	(1,437,205)	(5,217,047)
Foreign currency	(218)	38	—	—	—	—
Net increase (decrease) in net assets from operations	(340,227,859)	182,115,375	(3,926,196)	99,979	(26,819,618)	(5,555,878)
Distributions to Shareholders
Net investment income:
Class A	(319,967)	(2,927,086)	(20,911)	—	(413)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I (1)	(485,483)	(2,069,137)	(72,607)	—	(487,049)	—
From accumulated net realized gains:
Class A	(17,840,823)	(24,405,454)	(694)	—	—	—
Class B	(2,285,419)	(3,122,917)	(81)	—	—	—
Class C	(12,664,308)	(17,573,222)	(342)	—	—	—
Class I (1)	(15,616,418)	(12,137,413)	(1,364)	—	—	—
Tax return of capital:
Class A	(1,415,298)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I (1)	(2,147,421)	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(52,775,137)	(62,235,229)	(95,999)	—	(487,462)	—
Fund Share Transactions
Proceeds from sale of shares	342,932,823	556,975,927	23,857,076	12,296,588	49,652,728	228,388,120
Proceeds from shares issued to shareholders due to reinvestment of distributions	47,921,628	55,329,374	81,088	—	485,206	—
	390,854,451	612,305,301	23,938,164	12,296,588	50,137,934	228,388,120
Cost of shares redeemed	(704,297,666)	(220,159,751)	(8,067,479)	(127,588)	(39,369,459)	(3,609,137)
Cost of redemptions in-kind	—	—	—	—	(159,386,190)	—
Net increase (decrease) in net assets from Fund share transactions	(313,443,215)	392,145,550	15,870,685	12,169,000	(148,617,715)	224,778,983
Net increase (decrease) in net assets	(706,446,211)	512,025,696	11,848,490	12,268,979	(175,924,795)	219,223,105
Net assets at the beginning of period	1,500,608,208	988,582,512	12,268,979	—	219,223,105	—
Net assets at the end of period	$794,161,997	$1,500,608,208	$24,117,469	$12,268,979	$43,298,310	$219,223,105
Undistributed (Over-distribution of) net investment income at the end of period	$(38,774)	$3,301,502	$80,201	$24,811	$—	$488,462

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

	Small-Cap Value		Global Value (1)		Value Opportunities
	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/08	Year Ended 6/31/07	Year Ended 6/30/08	Year Ended 6/31/07
Operations
Net investment income (loss)	$(135,726)	$775,562	$7,170	$76,101	$3,506,893	$2,760,445
Net realized gain (loss) from: Investments	(2,486,235)	5,290,173	981,497	884,733	48,625,708	10,410,719
Foreign currency	—	—	(8,952)	(9,282)	(254)	11
Futures	—	—	—	—	—	—
Redemptions in-kind	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,296,876)	19,476,662	(2,939,093)	2,059,637	(70,243,058)	47,264,768
Foreign currency	—	—	(26)	(426)	(295)	(10)
Net increase (decrease) in net assets from operations	(45,918,837)	25,542,397	(1,959,404)	3,010,763	(18,111,006)	60,435,933
Distributions to Shareholders
Net investment income:
Class A	(48,704)	(88,033)	(45,537)	(46,899)	(5,368,016)	(1,500,116)
Class B	—	—	(488)	—	(67,198)	(8,089)
Class C	—	—	(5,220)	—	(1,191,878)	(155,520)
Class I (2)	(373,600)	(303,731)	(53,512)	(39,526)	(3,787,679)	(836,917)
From accumulated net realized gains:
Class A	(1,644,070)	(229,525)	(269,734)	(156,985)	(12,301,149)	(1,310,367)
Class B	(17,075)	(2,312)	(39,043)	(13,787)	(267,415)	(24,048)
Class C	(357,868)	(57,179)	(421,581)	(137,778)	(4,745,567)	(462,457)
Class I (2)	(3,093,051)	(329,848)	(238,207)	(102,310)	(7,857,520)	(563,686)
Tax return of capital:
Class A	(6,531)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I (1)	(50,092)	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,590,991)	(1,010,628)	(1,073,322)	(497,285)	(35,586,422)	(4,861,200)
Fund Share Transactions
Proceeds from sale of shares	46,853,684	170,488,119	2,945,449	10,675,292	453,732,611	358,261,389
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,509,429	817,942	690,894	343,018	27,921,650	3,418,775
	51,363,113	171,306,061	3,636,343	11,018,310	481,654,261	361,680,164
Cost of shares redeemed	(56,058,090)	(21,905,595)	(7,385,461)	(3,464,488)	(173,862,467)	(35,252,078)
Cost of redemptions in-kind	—	—	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(4,694,977)	149,400,466	(3,749,118)	7,553,822	307,791,794	326,428,086
Net increase (decrease) in net assets	(56,204,805)	173,932,235	(6,781,844)	10,067,300	254,094,366	382,002,819
Net assets at the beginning of period	228,589,484	54,657,249	21,279,276	11,211,976	515,927,002	133,924,183
Net assets at the end of period	$172,384,679	$228,589,484	$14,497,432	$21,279,276	$770,021,368	$515,927,002
Undistributed (Over-distribution of) net investment income at the end of period	$—	$421,365	$(24,960)	$21,526	$(4,918,826)	$619,195

(1)	Effective August 1, 2008, Nuveen Global Value Fund changed its name to Nuveen Growth Allocation Fund.
(2)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”), Nuveen Global Value Fund (“Global Value”) (formerly Nuveen NWQ Global Value Fund) (currently Nuveen Growth Allocation Fund) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

As previously approved by the Fund’s Board of Trustees, effective October 16, 2007, the Nuveen NWQ Global Value Fund changed its name to Nuveen Global Value Fund.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation. The Fund primarily invests in equity securities of companies domiciled in the U.S. but may also invest up to 35% of its net assets in equity securities on non-U.S. companies, including up to 10% of its net assets invested in equity securities on companies domiciled in emerging markets.

Large-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation. The Fund primarily invests in equity securities of companies domiciled in the U.S. but may also invest up to 35% of its net assets in equity securities on non-U.S. companies, including up to 10% of its net assets invested in equity securities on companies domiciled in emerging markets.

Small/Mid-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index in an attempt to provide long-term capital appreciation. The Fund primarily invests in equity securities of companies domiciled in the U.S. but may also invest up to 35% of its net assets in equity securities on non-U.S. companies, including up to 10% of its net assets invested in equity securities on companies domiciled in emerging markets.

Small-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with small capitalizations at the time of purchase that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation. The Fund primarily invests in equity securities of companies domiciled in the U.S. but may also invest up to 35% of its net assets in equity securities on non-U.S. companies, including up to 10% of its net assets invested in equity securities on companies domiciled in emerging markets.

Global Value ordinarily invested at least 80% of its net assets in equity securities of U.S. and non-U.S. companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments would fluctuate but generally was within 15 percentage points of the proportion of non-U.S. companies comprising the MSCI World Index. The Fund would also invest up to 10% of its assets in equity securities of non-U.S. companies domiciled in emerging markets. As described in detail in Footnote 7, Global Value changed its name and investment strategy effective August 1, 2008.

Value Opportunities net assets will primarily be invested in equity securities of companies with varying market capitalizations, and may include small-, mid- and large-capitalization companies. Eligible equity securities will include convertible securities. The Fund primarily invests in equity securities of companies domiciled in the U.S. but may also invest up to 35% of its net assets in equity securities on non-U.S. companies, including up to 10% of its net assets invested in equity securities on companies domiciled in emerging markets.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At June 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2008, Small/Mid-Cap Value realized $12,286,275 of net loss on in-kind redemptions.

On June 14, 2007, Small/Mid-Cap Value, with current net assets of $12,395,858, received a $215,000,000 subscription to purchase Fund shares for a single shareholder. On June 15, 2007, NWQ Investment Management Company, LLC (“NWQ”) commenced investment of the shareholder subscription proceeds. On December 31, 2007, the shareholder redeemed $159,386,190, representing the remaining balance in the account at market value. In lieu of selling portfolio positions and settling the redemption in cash, the Fund elected to settle the redemption with an in-kind distribution representing a pro-rated share of each position in the portfolio and a small amount of cash. On January 31, 2008, Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), paid $89,561 to the Fund, which amount represents the cost to the Fund from a delay in investing this large shareholder’s subscription proceeds on June 15, 2007.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is ‘‘more-likely-than-not’’ (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended June 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. During the period July 1, 2007 through April 30, 2008, each Fund offered Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currency” and “Change in unrealized appreciation (depreciation) of foreign currency” on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. None of the Funds invested in futures contracts during the fiscal year ended June 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Cap Value
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,894,727	$108,742,080	10,818,605	$268,508,603
Class A – automatic conversion of Class B shares	10,889	231,835	42,800	1,052,576
Class B	106,450	2,458,209	676,609	16,516,601
Class C	1,027,450	22,871,607	5,346,510	130,268,681
Class I	9,281,624	208,629,092	5,632,776	140,629,466
Shares issued to shareholders due to reinvestment of distributions:
Class A	802,400	17,258,413	990,601	24,368,770
Class B	96,493	2,021,539	112,666	2,714,128
Class C	510,247	10,689,686	603,038	14,533,204
Class I	834,562	17,951,990	558,136	13,713,272
	17,564,842	390,854,451	24,781,741	612,305,301
Shares redeemed:
Class A	(14,115,576)	(314,563,687)	(4,812,101)	(121,622,643)
Class B	(1,129,737)	(24,400,345)	(312,403)	(7,741,099)
Class B – automatic conversion to Class A shares	(11,126)	(231,835)	(43,554)	(1,052,576)
Class C	(8,271,239)	(179,247,807)	(1,913,409)	(47,510,935)
Class I	(8,682,317)	(185,853,992)	(1,687,855)	(42,232,498)
	(32,209,995)	(704,297,666)	(8,769,322)	(220,159,751)
Net increase (decrease)	(14,645,153)	$(313,443,215)	16,012,419	$392,145,550

Notes to Financial Statements (continued)

	Large-Cap Value
	Year Ended 6/30/08		For the Period 12/15/06 (commencement of operations) through 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	278,929	$5,572,566	113,028	$2,391,626
Class B	49,539	955,457	13,200	265,000
Class C	176,731	3,519,118	52,444	1,093,205
Class I	731,693	13,809,935	400,872	8,546,757
Shares issued to shareholders due to reinvestment of distributions:
Class A	605	12,060	—	—
Class B	3	49	—	—
Class C	13	255	—	—
Class I	3,448	68,724	—	—
	1,240,961	23,938,164	579,544	12,296,588
Shares redeemed:
Class A	(97,992)	(1,840,816)	(2,748)	(59,050)
Class B	(14,434)	(268,025)	—	—
Class C	(85,459)	(1,590,105)	—	—
Class I	(230,897)	(4,368,533)	(3,192)	(68,538)
	(428,782)	(8,067,479)	(5,940)	(127,588)
Net increase (decrease)	812,179	$15,870,685	573,604	$12,169,000

	Small/Mid-Cap Value
	Year Ended 6/30/08		For the Period 12/15/06 (commencement of operations) through 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	255,380	$4,773,951	52,945	$1,112,010
Class B	1,570	28,161	13,079	262,319
Class C	57,368	1,067,460	45,776	940,817
Class I	2,422,448	43,783,156	10,296,580	226,072,974
Shares issued to shareholders due to reinvestment of distributions:
Class A	16	307	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	25,441	484,899	—	—
	2,762,223	50,137,934	10,408,380	228,388,120
Shares redeemed:
Class A	(96,825)	(1,753,199)	(1,565)	(34,014)
Class B	(12,500)	(241,750)	—	—
Class C	(38,545)	(697,943)	—	—
Class I	(1,922,973)	(36,676,567)	(165,875)	(3,575,123)
Class I – In-kind	(8,401,687)	(159,386,190)	—	—
	(10,472,530)	(198,755,649)	(167,440)	(3,609,137)
Net increase (decrease)	(7,710,307)	$(148,617,715)	10,240,940	$224,778,983

	Small-Cap Value
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	577,225	$15,246,182	1,585,220	$42,258,545
Class A – automatic conversion of Class B shares	351	9,483	—	—
Class B	552	13,672	16,522	435,436
Class C	18,299	460,704	359,329	9,444,793
Class I	1,226,386	31,123,643	4,293,788	118,349,345
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,204	1,420,922	9,390	255,254
Class B	383	9,334	53	1,421
Class C	6,980	170,236	969	26,014
Class I	116,381	2,908,937	19,629	535,253
	2,003,761	51,363,113	6,284,900	171,306,061
Shares redeemed:
Class A	(897,290)	(23,632,590)	(301,374)	(8,326,649)
Class B	(12,223)	(302,597)	(2,799)	(75,305)
Class B – automatic conversion to Class A shares	(356)	(9,483)	—	—
Class C	(182,726)	(4,593,365)	(58,320)	(1,644,194)
Class I	(1,098,297)	(27,520,055)	(429,839)	(11,859,447)
	(2,190,892)	(56,058,090)	(792,332)	(21,905,595)
Net increase (decrease)	(187,131)	$(4,694,977)	5,492,568	$149,400,466

	Global Value
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,903	$782,276	167,536	$4,284,539
Class A – automatic conversion of Class B shares	1,343	33,180	—	—
Class B	4,041	105,777	15,264	383,152
Class C	40,305	1,054,689	180,091	4,616,293
Class I	37,643	969,492	54,720	1,391,308
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,235	256,492	7,036	182,275
Class B	1,390	34,237	497	12,728
Class C	10,980	270,641	3,625	92,832
Class I	5,146	129,524	2,125	55,183
	140,986	3,636,308	430,894	11,018,310
Shares redeemed:
Class A	(144,334)	(3,676,826)	(99,043)	(2,617,785)
Class B	(3,743)	(90,081)	(978)	(26,311)
Class B – automatic conversion to Class A shares	(1,327)	(33,180)	—	—
Class C	(111,495)	(2,775,694)	(13,434)	(347,974)
Class I	(31,554)	(809,680)	(17,933)	(472,418)
	(292,453)	(7,385,461)	(131,388)	(3,464,488)
Net increase (decrease)	(151,467)	$(3,749,153)	299,506	$7,553,822

Notes to Financial Statements (continued)

	Value Opportunities
	Year Ended 6/30/08		Year Ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,943,088	$242,248,967	5,707,916	$169,532,744
Class A – automatic conversion of Class B shares	1,176	35,598	—	—
Class B	70,171	2,120,260	138,773	4,104,593
Class C	1,258,098	38,073,818	2,395,820	70,941,868
Class I	5,631,896	171,253,968	3,742,157	113,682,184
Shares issued to shareholders due to reinvestment of distributions:
Class A	435,293	13,267,584	59,808	1,779,441
Class B	8,806	264,607	764	22,505
Class C	140,306	4,216,004	14,133	416,563
Class I	332,868	10,173,455	40,295	1,200,266
	15,821,702	481,654,261	12,099,666	361,680,164
Shares redeemed:
Class A	(3,605,597)	(109,855,588)	(834,321)	(24,951,989)
Class B	(16,825)	(513,442)	(6,864)	(211,210)
Class B – automatic conversion to Class A shares	(1,186)	(35,598)	—	—
Class C	(541,715)	(16,374,312)	(119,869)	(3,629,750)
Class I	(1,526,242)	(47,083,527)	(212,810)	(6,459,129)
	(5,691,565)	(173,862,467)	(1,173,864)	(35,252,078)
Net increase (decrease)	10,130,137	$307,791,794	10,925,802	$326,428,086

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended June 30, 2008, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Purchases	$279,737,669	$17,799,071	$94,478,225	$86,887,653	$6,137,276	$585,858,920
Sales and maturities	514,199,287	2,223,028	232,391,620	87,416,393	9,757,217	264,259,130

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2008, the cost of investments was as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Cost of investments	$887,483,312	$27,354,505	$49,304,740	$196,225,561	$14,911,526	$800,403,378

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Gross unrealized:
Appreciation	$148,630,520	$1,723,669	$1,430,524	$17,196,330	$2,046,157	$62,341,420
Depreciation	(239,370,404)	(5,308,853)	(8,085,625)	(38,696,651)	(2,480,374)	(84,092,784)
Net unrealized appreciation (depreciation) of investments	$(90,739,884)	$(3,585,184)	$(6,655,101)	$(21,500,321)	$(434,217)	$(21,751,364)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2008, the Funds’ tax year end, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Undistributed net ordinary income*	$—	$80,189	$—	$—	$195,460	$18,418,987
Undistributed net long-term capital gains	—	—	—	—	426,256	15,447,367

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2008 and June 30, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Distributions from net ordinary income*	$17,918,255	$95,999	$488,463	4,860,282	688,341	17,424,118
Distributions from net long-term capital gains**	31,305,510	—	—	674,086	384,981	18,162,304
Tax return of capital	3,562,719	—	—	56,623	—	—

2007	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Distributions from net ordinary income*	$30,245,242	$—	$—	$926,758	$306,095	$4,678,640
Distributions from net long-term capital gains	31,980,136	—	—	83,870	191,190	182,560

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2008.

At June 30, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
June 30, 2016	$16,839,859	$13,065,462	$2,490,066

$6,221,107 of Small/Mid Cap Value’s capital loss carryforward at June 30, 2008 is subject to an annual utilization limitation of $960,055 under the Internal Revenue Code and related regulations.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through June 30, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Multi-Cap Value	Large-Cap Value	Global Value	Value Opportunities
$27,093,236	$415,691	$51,993	$5,968,865

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Global Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%	.7500%	.8000%	.8000%	.8000%
For the next $125 million	.6375	.6375	.7375	.7875	.7875	.7875
For the next $250 million	.6250	.6250	.7250	.7750	.7750	.7750
For the next $500 million	.6125	.6125	.7125	.7625	.7625	.7625
For the next $1 billion	.6000	.6000	.7000	.7500	.7500	.7500
For net assets over $2 billion	.5750	.5750	.6750	.7250	.7250	.7250
The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2008, the complex-level fee rate was .1868%.

Notes to Financial Statements (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Tradewinds Global Investors, LLC (“Tradewinds”), of which Nuveen owns a controlling interest while key management of NWQ and Tradewinds owns a non-controlling minority interest. NWQ and Tradewinds are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the following Funds in order to limit operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) in the amounts and for the time periods stated in the table below.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
NWQ Large-Cap Value	1.10%	October 31, 2010	1.35%
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	October 31, 2009	1.50
Global Value	1.45	October 31, 2009	1.55
Tradewinds Value Opportunities	1.25	October 31, 2009	1.50

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Sales charges collected (Unaudited)	$717,098	$23,525	$6,835	$36,405	$22,081	$712,581
Paid to financial intermediaries (Unaudited)	630,272	20,515	6,094	32,330	19,617	635,952

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Commission advances (Unaudited)	$295,390	$30,309	$18,436	$11,147	$7,659	$474,170

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2008, the Distributor retained such 12b-1 fees as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
12b-1 fees retained (Unaudited)	$1,034,289	$20,273	$10,418	$45,595	$30,145	$536,627

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2008, as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
CDSC retained (Unaudited)	$580,336	$2,139	$1,458	$24,092	$5,547	$63,579

At June 30, 2008, Nuveen owned 12,500 shares of each class of Large-Cap Value. The Adviser owned 125 shares of each class of Small-Cap Value. The Adviser owned 125 shares of Class A, Class B, Class C and 99,625 shares of Class I of Global Value.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund. The new agreements for Large-Cap Value, Small/Mid-Cap Value, Small Cap Value and Global Value took effect on November 13, 2007. The new agreements for Multi-Cap Value and Value Opportunities took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Notes to Financial Statements (continued)

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Sub-Advisory Agreements

Effective July 31, 2008, NWQ no longer served as a sub-advisor for Global Value. Effective August 1, 2008, Richards & Tierney, Inc. (“Richards & Tierney”) was appointed as a sub-advisor to Global Value.

Fund Changes

Effective August 1, 2008, Global Value changed its investment strategy to a multi-asset class/multi-manager strategy. In pursuing this multi-asset class/multi-manager strategy, the Fund will operate as “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds (“Underlying Funds”). The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The Fund will have a strategic allocation between equity and fixed income investments that correlate with the Fund’s targeted levels of investment risk. Richards & Tierney will adjust portfolio allocations from time to time consistent with the Fund’s investment risk target in its effort to produce performance consistent with their investment objectives. These changes are designed to improve risk/return profile of the Fund by (a) diversifying the Fund across a broader number of assets classes and (b) diversifying the Fund across multiple investment managers advising the Underlying Funds. As part of these changes to its investment policy, initially the Fund may invest in the following Underlying Funds:

Equity Funds

•	Nuveen NWQ Large-Cap Value Fund
•	Nuveen Symphony Large-Cap Growth Fund
•	Nuveen Tradewinds Value Opportunities Fund
•	Nuveen Santa Barbara Growth Fund
•	Nuveen Rittenhouse Growth Fund
•	Nuveen U.S. Equity Completeness Fund
•	Nuveen Tradewinds International Value Fund
•	iShares Dow Jones U.S. Real Estate Index Fund
•	iShares MSCI EAFE Growth Index Fund
•	iShares MSCI Emerging Markets Index Fund
•	Nuveen Tradewinds Global Resources Fund

Fixed Income Funds

•	Nuveen Multi-Strategy Income Fund
•	Nuveen High Yield Bond Fund
•	iShares Lehman TIPS Bond Fund
•	Nuveen Short Duration Bond Fund

To reflect the foregoing changes to the Fund’s investment strategy, effective August 1, 2008, Global Value changed its name to Nuveen Growth Allocation Fund.

Class R3 Shares

Effective August 1, 2008, Multi-Cap Value and Value Opportunities began offering Class R3 Shares. Class R3 Shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge, to certain retirement plans. Class R3 Shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
MULTI-CAP VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/02)
2008	$26.15	$.04	$(6.62)	$(6.58)	$(.02)	$(.94)	$(.07)	$(1.03)	$18.54	(25.65)%	$293,777	1.33%	.17%	1.33%	.17%	1.33%	.17%	25%
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15	15.51	634,123	1.24	.71	1.24	.71	1.24	.71	19
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81	17.45	409,788	1.33	.65	1.33	.65	1.33	.65	9
2005	18.56	.11	2.15	2.26	(.05)	(.17)	—	(.22)	20.60	12.20	179,548	1.36	.54	1.36	.54	1.36	.54	14
2004	14.60	.04	4.38	4.42	(.02)	(.44)	—	(.46)	18.56	30.75	58,279	1.48	.20	1.48	.20	1.48	.20	21
Class B (12/02)
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10	(26.20)	36,024	2.08	(.59)	2.08	(.59)	2.08	(.59)	25
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64	14.65	75,067	2.00	(.04)	2.00	(.04)	2.00	(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42	16.57	58,423	2.08	(.10)	2.08	(.10)	2.08	(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37	11.35	33,216	2.10	(.20)	2.10	(.20)	2.10	(.20)	14
2004	14.61	(.09)	4.37	4.28	—	(.44)	—	(.44)	18.45	29.76	9,322	2.23	(.53)	2.23	(.53)	2.23	(.53)	21
Class C (12/02)
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10	(26.20)	189,475	2.08	(.58)	2.08	(.58)	2.08	(.58)	25
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64	14.64	441,048	1.99	(.04)	1.99	(.04)	1.99	(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42	16.57	308,339	2.08	(.10)	2.08	(.10)	2.08	(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37	11.35	128,758	2.11	(.21)	2.11	(.21)	2.10	(.21)	14
2004	14.62	(.09)	4.36	4.27	—	(.44)	—	(.44)	18.45	29.67	30,085	2.23	(.53)	2.23	(.53)	2.23	(.53)	21
Class I (11/97) (e)
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50	(25.47)	274,886	1.09	.39	1.09	.39	1.09	.39	25
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09	15.77	350,370.99		.96	.99	.96	.99	.96	19
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76	17.77	212,033	1.09	.90	1.09	.90	1.09	.90	9
2005	18.52	.15	2.15	2.30	(.10)	(.17)	—	(.27)	20.55	12.43	82,413	1.10	.78	1.10	.78	1.10	.78	14
2004	14.57	.06	4.38	4.44	(.05)	(.44)	—	(.49)	18.52	31.02	46,546	1.24	.39	1.24	.39	1.24	.39	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions							Ratios/Supplemental Data
LARGE-CAP VALUE														Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008	$21.38	$.15		$(4.04)	$(3.89)	$(.08)	$—	***	$(.08)		$17.41	(18.24)%	$5,080	1.66%		.45%		1.33%		.77%		1.33%		.78%		13%
2007(e)	20.00	.12		1.26	1.38	—	—		—		21.38	6.90	2,358	3.12	*	(.84	)*	1.33	*	.95	*	1.26	*	1.02	*	—
Class B (12/06)
2008	21.30	—	**	(4.02)	(4.02)	—	—	***	—	***	17.28	(18.82)	835	2.43		(.34)		2.08		—	****	2.08		.01		13
2007(e)	20.00	—	**	1.30	1.30	—	—		—		21.30	6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	2.01	*	.01	*	—
Class C (12/06)
2008	21.30	—	**	(4.02)	(4.02)	—	—	***	—	***	17.28	(18.82)	2,484	2.42		(.33)		2.08		—	****	2.08		—	****	13
2007(e)	20.00	.02		1.28	1.30	—	—		—		21.30	6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	2.01	*	.20	*	—
Class I (12/06) (f)
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	***	(.13)		17.43	(18.05)	15,719	1.40		.71		1.08		1.02		1.08		1.02		13
2007(e)	20.00	.15		1.26	1.41	—	—		—		21.41	7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	1.01	*	1.32	*	—

*	Annualized.
**	Net Investment Income (Loss) rounds to less than $.01 per share.
***	Distributions from Capital Gains rounds to less than $.01 per share.
****	Net Investment Income (Loss) rounds to less than .01%.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Inception Date)
		Investment Operations			Less Distributions								Ratios/Supplemental Data
SMALL/MID-CAP VALUE														Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008	$21.37	$(.09)	$(4.16)	$(4.25)	$—	**	$—	$—	**	$17.12	(20.02	)%***	$3,595	1.65%		(.70)%		1.43%		(.49)%		1.43%		(.48)%		84%
2007(e)	20.00	.15	1.22	1.37	—		—	—		21.37	6.85		1,098	2.54	*	.23	*	1.43	*	1.34	*	1.41	*	1.36	*	1
Class B (12/06)
2008	21.29	(.22)	(4.17)	(4.39)	—		—	—		16.90	(20.62	)***	36	2.12		(1.17)		2.12		(1.17)		2.11		(1.16)		84
2007(e)	20.00	.02	1.27	1.29	—		—	—		21.29	6.45		279	4.09	*	(1.70	)*	2.19	*	.20	*	2.17	*	.22	*	1
Class C (12/06)
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92	(20.63	)***	1,093	2.39		(1.40)		2.18		(1.20)		2.18		(1.19)		84
2007(e)	20.00	.05	1.23	1.28	—		—	—		21.28	6.40		974	3.22	*	(.65	)*	2.18	*	.39	*	2.16	*	.41	*	1
Class I (12/06) (f)
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11	(19.82	)***	38,574	1.16		(.20)		1.16		(.20)		1.15		(.19)		84
2007(e)	20.00	.49	.92	1.41	—		—	—		21.41	7.05		216,872	1.49	*	3.93	*	1.16	*	4.25	*	1.15	*	4.27	*	1

*	Annualized.
**	Distributions from Net Investment Income and Total Distributions round to less than $.01 per share.
***	As discussed in Footnote 1 – In-Kind-Redemptions, during the fiscal year ended June 30, 2008, the Adviser reimbursed Small/Mid-Cap Value $89,561. This reimbursement resulted in an increase of .23%, .28%, .19% and .14% to classes A, B, C and I respectively.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions								Ratios/Supplemental Data
SMALL-CAP VALUE															Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital		Total	Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
2008	$30.12	$(.04)		$(6.08)	$(6.12)	$(.02)	$(.69)	$—	**	$(.71)	$23.29	(20.41)%		$54,264	1.47%		(0.16)%		1.47%		(0.16)%		1.47%		(.16)%		48%
2007	26.10	.13		4.05	4.18	(.04)	(.12)	—		(.16)	30.12	16.09		78,081	1.50		.44		1.49		.46		1.49		.46		24
2006 2005(e)	20.84 20.00	.13 .05		5.48 .79	5.61 .84	(.08 —)	(.27 —)	— —		(.35 —)	26.10 20.84	27.08 4.20	***	33,907 3	1.95 2.85	*	(.02 (.96	) )*	1.42 1.49	*	.51 .40	*	1.40 1.42	*	.53 .47	*	26 22
Class B (12/04)
2008	29.69	(.23)		(5.97)	(6.20)	—	(.69)	—		(.69)	22.80	(21.02)		374	2.22		(.89)		2.22		(.89)		2.22		(.89)		48
2007	25.89	(.08)		4.00	3.92	—	(.12)	—		(.12)	29.69	15.15		833	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.47 .79	5.40 .76	— —	(.27 —)	— —		(.27 —)	25.89 20.76	26.17 3.80	***	370 3	2.75 3.60	*	(.91 (1.70	) )*	2.16 2.24	*	(.33 (.35	) )*	2.14 2.17	*	(.31 (.28	) )*	26 22
Class C (12/04)
2008	29.73	(.23)		(5.98)	(6.21)	—	(.69)	—		(.69)	22.83	(21.03)		9,682	2.22		(.91)		2.22		(.91)		2.22		(.91)		48
2007	25.91	(.08)		4.02	3.94	—	(.12)	—		(.12)	29.73	15.26		17,290	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.49 .79	5.42 .76	— —	(.27 —)	— —		(.27 —)	25.91 20.76	26.22 3.80	***	7,244 3	2.73 3.60	*	(.86 (1.70	) )*	2.17 2.24	*	(.30 (.35	) )*	2.15 2.17	*	(.28 (.28	) )*	26 22
Class I (12/04) (f)
2008	30.18	.02		(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34	(20.22)		108,064	1.22		.08		1.22		.08		1.22		.08		48
2007	26.15	.23		4.03	4.26	(.11)	(.12)	—		(.23)	30.18	16.41		132,385	1.22		.81		1.22		.81		1.22		.81		24
2006 2005(e)	20.87 20.00	.16 .08		5.52 .79	5.68 .87	(.13 —)	(.27 —)	— —		(.40 —)	26.15 20.87	27.41 4.35	***	13,137 2,079	1.73 2.61	*	.07 (.72	)*	1.17 1.25	*	.63 .64	*	1.15 1.17	*	.65 .72	*	26 22

*	Annualized.
**	Distributions from Tax Return of Capital rounds to less than $.01 per share.
***	During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Class B, C and I.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GLOBAL VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/04)
2008	$27.79	$.08	$(2.73)	$(2.65)	$(.22)	$(1.34)	(1.56)	$23.58	(9.84)%	$3,420	2.04%		(.07)%	1.69%		.28%	1.66%		.30%	34%
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67	6,888	1.82		.52	1.68		.66	1.68		.67	31
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81	4,128	2.32		.43	1.69		1.06	1.61		1.14	21
2005(e)	20.00	.10	.61	.71	—	—	—	20.71	3.55	3	2.87	*	(.41 )*	1.72	*	.74 *	1.58	*	.88 *	6
Class B (12/04)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)	647	2.79		(.79)	2.44		(.44)	2.42		(.42)	34
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73	752	2.54		(.19)	2.44		(.09)	2.44		(.08)	31
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94	298	3.12		(.47)	2.44		.21	2.36		.29	21
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16)*	2.47	*	(.01 )*	2.33	*	.13 *	6
Class C (12/04)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)	6,035	2.80		(.81)	2.45		(.46)	2.42		(.44)	34
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76	8,771	2.53		(.17)	2.44		(.07)	2.43		(.07)	31
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99	3,524	3.06		(.39)	2.44		.22	2.36		.31	21
2005(e)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16)*	2.47	*	(.01 )*	2.33	*	.13 *	6
Class I (12/04)(f)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)	4,396	1.76		.25	1.41		.60	1.39		.62	34
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95	4,868	1.58		.78	1.43		.93	1.43		.93	31
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15	3,261	2.09		.22	1.44		.88	1.36		.96	21
2005(e)	20.00	.13	.61	.74	—	—	—	20.74	3.70	2,066	2.59	*	(.13 )*	1.44	*	1.02 *	1.33	*	1.13 *	6

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VALUE OPPORTUNITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
2008	$32.48	$.20	$(1.03)	$(.83)	$(.59)	$(1.46)	$(2.05)	$29.60	(2.65)%	$368,093	1.42%		.63%		1.42%		.63%		1.41%		.64%		48%
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48	22.98	248,827	1.39		.99		1.39		.99		1.39		.99		23
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90	29.45	73,389	1.63		.94		1.49		1.09		1.48		1.09		29
2005(e)	20.00	.08	.99	1.07	—	—	—	21.07	5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	1.30	*	.73	*	45
Class B (12/04)
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29	(3.39)	6,816	2.17		(.11)		2.17		(.11)		2.16		(.10)		48
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15	22.04	5,521	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66	28.49	1,041	2.40		.16		2.24		.33		2.23		.34		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class C (12/04)
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29	(3.39)	116,463	2.17		(.10)		2.17		(.10)		2.16		(.10)		48
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16	22.04	100,295	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66	28.49	22,102	2.40		.15		2.24		.31		2.23		.32		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class I (12/04) (f)
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66	(2.39)	278,649	1.17		.89		1.17		.89		1.17		.89		48
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54	23.30	161,284	1.14		1.28		1.14		1.28		1.14		1.28		23
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95	29.80	37,393	1.48		.98		1.24		1.22		1.23		1.23		29
2005(e)	20.00	.11	.98	1.09	—	—	—	21.09	5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	1.05	*	.97	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, Nuveen Global Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2008, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 22, 2008

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements that were up for renewal for an additional one-year period for the following funds: Nuveen NWQ Multi-Cap Value Fund; Nuveen NWQ Large-Cap Value Fund; Nuveen NWQ Small/Mid-Cap Value Fund; Nuveen NWQ Small-Cap Value Fund; and Nuveen Tradewinds Value Opportunities Fund. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each of the foregoing funds; the sub-advisory agreement between NAM and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following funds: Nuveen NWQ Multi-Cap Value Fund; Nuveen NWQ Large-Cap Value Fund; Nuveen NWQ Small/Mid-Cap Value Fund; and Nuveen NWQ Small-Cap Value Fund; and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

The investment advisory agreement between NAM and the Nuveen Global Value Fund (currently known as the Nuveen Growth Allocation Fund) and sub-advisory agreement between NAM and Richards & Tierney, Inc. (“R&T”) on behalf of such fund were approved separately at the April Meeting, and were not up for renewal at the May Meeting.

The approvals for the Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund are set forth below in Section I, followed by the discussion in Section II of the approvals for the Nuveen Global Value Fund.

I. Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund

With respect to the Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (for purposes of this Section I, the “Funds”), in evaluating the applicable advisory agreements (for purposes of this Section I, each an “Investment Management Agreement”) and sub-advisory agreements (for purposes of this Section I, each a “Sub-Advisory Agreement,” and each Investment Management Agreement and Sub-Advisory Agreement, an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds, NAM, NWQ and Tradewinds (NWQ and Tradewinds are each a “Sub-Adviser” and NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Investment Management Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund sub-advised by the respective Sub-Adviser. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited NWQ and Tradewinds. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the applicable Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Nuveen Tradewinds Value Opportunities Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint

Annual Investment Management Agreement Approval Process (continued)

schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

In addition, the Independent Board Members considered that the Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-Advisory Agreements be renewed.

II. Nuveen Global Value Fund (currently known as the Nuveen Growth Allocation Fund)

The Board is responsible for overseeing the performance of the investment advisers to the Nuveen Global Value Fund (for purposes of this Section II, the “Fund”) and determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. As indicated above, at the April Meeting, the Board, including the Independent Board Members, approved the continuance of the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and NAM and a new sub-advisory agreement (the “R&T Sub-Advisory Agreement”) between NAM and R&T (for purposes of this Section II, the “Sub-Adviser”) on behalf of the Fund. NAM and R&T are referred to occasionally throughout this section each as a “Fund Adviser” and together as the “Fund Advisers.” The R&T Sub-Advisory Agreement was required to be submitted to shareholders for their approval.

The Approval Process

Since last year and during the course of this year, NAM has been evaluating the investment strategy of the Fund and considering potential changes to such strategies in an effort to continue to meet investors’ needs in the current marketplace. Beginning in February 2008, the Board received a variety of materials relating to proposed changes to convert the Fund to a “fund-of-funds” structure, including the changes to the Fund’s investment objective and policies, as well as the rationale for the proposed changes, the Fund’s proposed asset allocations and the modified fee structure. In considering the proposed changes, the Board considered the Fund’s past performance, including its total return for the quarter, one-year, three-year and five-year periods ending December 31, 2007 (as applicable) and the Fund’s performance compared to similar, unaffiliated funds based on information and data provided by an independent third party and to recognized and/or customized benchmarks. The Board reviewed the net flows from purchases and redemptions of the Fund, noting the limited growth of the Fund. The Board further recognized the changes in the marketplace over the years with funds being offered with a broader multi-asset and multi-manager approach than that followed by the Fund by diversifying among multiple asset classes and managers. The Board recognized that the proposed change to the Fund’s investment strategy seeks, in part, to improve the Fund’s risk/return profile by using asset allocation to diversify risk and diversify sources of

Annual Investment Management Agreement Approval Process (continued)

value-added returns by accessing multiple investment managers. The Board reviewed the revised management fee schedule and estimated expenses for the Fund, including NAM’s commitment to waive fees and reimburse expenses through October 31, 2011 (as described in further detail below). The Independent Board Members further noted that NAM would pay one-half of the costs incurred in connection with the solicitation of proxies in seeking the necessary shareholder approvals to change the Fund’s fundamental investment objectives and policies if shareholder approval were obtained and would pay all costs if shareholder approval were not obtained. Based on its considerations, the Board approved the changes to the Fund’s investment objectives and applicable investment policies, and recommended that shareholders approve such changes. The Board also approved an amendment to the Fund’s then-current investment management agreement to reflect the lower management fee effective upon shareholder approval of the changes to the Fund’s investment objectives and fundamental investment policies necessary to convert the Fund to a fund-of-funds structure. As described in further detail below, the Board also approved the R&T Sub-Advisory Agreement and recommended shareholders approve such agreement.

In conjunction with the changes to the Fund’s investment strategy, the Board reviewed the advisory arrangements of the Fund. To assist the Board in its evaluation of the Investment Management Agreement and R&T Sub-Advisory Agreement, at the April Meeting or prior meetings, the Independent Board Members received, in adequate time in advance of the April Meeting or prior meetings, extensive materials which outlined, among other things:

•	the nature, extent and quality of services to be provided by the Fund Advisers;

•	the organization and business operations of the Fund Advisers;

•	the performance of the Fund as described below;

•	the profitability of Nuveen Investments, Inc.;

•

the proposed management fees of the Fund Advisers, including comparisons of the management fees with the gross management fees of comparable, unaffiliated funds based on information and data provided by an independent third party;

•

the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratios with the expense ratios of comparable, unaffiliated funds based on information and data provided by an independent third party; and

•	the soft dollar practices of the Fund Advisers, if any.

At the April Meeting, NAM made a presentation to and responded to questions from the Board. Prior to and during the April Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the 1940 Act and the general principles of state law in reviewing and approving advisory contracts, an adviser’s fiduciary duty with respect to advisory contracts and compensation, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) performance information of the Fund (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, the Board met regularly throughout the year to oversee the Fund. The Board Members relied upon their knowledge resulting from their meetings and interactions with NAM in evaluating the Fund’s advisory arrangements. It is with this background that the Board considered each advisory agreement for the Fund.

A. Nature, Extent and Quality of Services

In considering the renewal of the Investment Management Agreement and approval of the R&T Sub-Advisory Agreement of the Fund, the Board considered the nature, extent and quality of the respective Fund Adviser’s services. In this regard, as NAM already serves as adviser to other Nuveen funds overseen by the Board, the Board has a good understanding of NAM’s organization, operations and personnel. At the April Meeting or at prior meetings, the Board had reviewed materials outlining, among other things, each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates would provide to the Fund under the revised investment strategy; the experience of each Fund Adviser with respect to the revised investment strategies; and the experience and credentials of each Fund Adviser’s personnel. In addition, the Independent Board Members noted that the Fund generally will invest in other Nuveen funds advised by NAM and may be sub-advised by an affiliated person of NAM. In light of the Fund having a fund-of-funds structure, the Board considered whether the services to be provided by the Fund Adviser to the Fund are in addition to, and not duplicative of, the services provided by the advisers to the underlying funds under their advisory contracts. The Board further noted that NAM recommended R&T and considered the basis for such recommendation.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to NAM, the Board noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including, among other things: product management, fund administration, oversight of shareholder services and other fund service providers (including R&T), administration of Board relations, regulatory and portfolio compliance and legal support. With respect to R&T, the Independent Board Members noted that the R&T Sub-Advisory Agreement was essentially an agreement for portfolio management services only and R&T was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board found that, overall, the nature, extent and quality of services provided and expected to be provided to the Fund under the Investment Management Agreement and R&T Sub-Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund

As described above, in considering the proposal to change the Fund’s investment strategy, the Independent Board Members reviewed the Fund’s past performance record. There is, however, no record of the Fund’s performance under its modified investment strategy.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of the Fund, the Board recognized that the fee structure will change significantly under the Fund’s new fund-of-funds structure. With respect to the overall advisory fees and expenses of the Fund, the Board reviewed, among other things, the Fund’s proposed advisory fees (gross management fees) and estimated total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), and total expense ratios (before and after waivers) of comparable, unaffiliated funds as well as a subset of fund-of-funds peers. In addition, in reviewing the comparisons, the Board recognized the differences between the fee and expense arrangement of a fund-of-funds structure and a traditional fund format thereby limiting some of the usefulness of the fee comparisons with that of traditional funds. In reviewing the advisory fees, the Independent Board Members also noted that NAM and R&T do not currently advise other fund-of-funds and therefore meaningful comparisons of fees assessed for similar clients were not available. In addition, the Board further noted that, in a fund-of-funds structure, the Fund will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. The Independent Board Members noted that many of the underlying funds may be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, although the Fund’s advisory fee rate will be reduced under the new structure, NAM and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Fund invests, and the Fund will indirectly bear its pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

In addition to the foregoing, the Board noted that NAM had agreed to waive fees and reimburse expenses through October 31, 2011 such that total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the average daily net assets of any class of the Fund’s shares. The Board recognized that, although this expense cap is intended to approximate the Fund’s current expense cap, as the Fund reallocates its investments among the underlying funds, the weighted average operating expenses of the underlying funds borne by the Fund may increase or decrease, which could cause the Fund’s total annual net operating expenses (including fees and expenses of underlying funds) to be above or below the Fund’s current expense cap. Subsequently, at a meeting held in July 2008, the Board approved a reduced expense cap of 0.40% of the average daily net assets, subject to the exceptions noted above.

With respect to sub-advisory fees, NAM will pay the sub-advisory fees out of the management fees it receives from the Fund. The Independent Board Members reviewed the proposed sub-advisory fee arrangements.

Based on its review of the fee and service information provided, the Board determined that the proposed advisory fees for the respective Fund Adviser were reasonable.

2. Profitability

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers except that profitability information prior to April 30, 2007 did not include R&T as it was acquired at that time). R&T is a wholly-owned subsidiary of Nuveen Investments, Inc. At prior meetings, the Independent Board Members reviewed Nuveen’s revenues, expenses and profitability for advisory activities and the methodology to determine profitability. The Independent Board Members also have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers, as the profitability of other advisers generally is not publicly available and information that is available may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. As noted above, the Board recognized that the proposed advisory fee paid by the Fund to NAM, which in turn pays R&T, is being reduced, although the estimated expenses borne by shareholders of the Fund are expected to increase. NAM, however, will receive advisory fees from the underlying funds to the extent NAM serves as investment adviser to the underlying funds. Similarly, affiliates of NAM may also receive sub-advisory fees to the extent they serve as sub-advisers to the underlying funds. However, the Independent Board Members noted that NAM estimates that the advisory fees paid to NAM by the Fund, together with the advisory fees paid to NAM attributable to the Fund’s investment in the Nuveen underlying funds, will be lower than the Fund’s current advisory fees based on the Fund’s anticipated initial asset allocations (although this may change

Annual Investment Management Agreement Approval Process (continued)

in the future as the Fund’s asset allocations are modified going forward). The Board also had previously received Nuveen’s 2006 Annual Report as well as its quarterly report ending September 30, 2007. Based on their review, the Independent Board Members were satisfied that Nuveen’s level of profitability for advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board also considered any other revenues paid to the Fund Advisers as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Advisers expect to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members have recognized that breakpoints are one way to share the benefits of economies of scale with investors. In August 2004 (as modified in 2007), to help ensure shareholders share in these benefits, the Board approved a complex-level fee arrangement pursuant to which the complex-level component is reduced as assets in the fund complex reach certain levels. With respect to the Fund, the advisory fee schedule does not contain fund-level breakpoints. In addition, the Fund will not be assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members recognized, however, that the Fund will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds. Further, assets of the Fund invested in non-Nuveen underlying funds will be counted in determining the complex-level fee component of the Nuveen underlying funds. Based on its review, the Independent Board Members had concluded that the absence of a breakpoint schedule and complex-level fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Board also considered any indirect benefits or profits the Fund Advisers or their affiliates may receive as a result of their relationship with the Fund. In this regard, the Board considered, among other things, that an affiliate of the Fund Advisers will provide distribution and shareholder services to the Fund and therefore will receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan with respect to certain classes of shares of the Fund.

In addition to the above, the Board considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be helpful to the Fund Advisers in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with applicable safe harbor provisions. With respect to R&T, the Independent Board Members noted that R&T does not have any soft dollar arrangements.

F. Conclusion

The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and R&T Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund, that the Investment Management Agreement be renewed and the respective R&T Sub-Advisory Agreement be approved and the Board recommended that shareholders approve the R&T Sub-Advisory Agreement of the Fund.

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); formerly, Chair, New York Racing Association Oversight Board (2005-12/2007).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rages. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Multi-Cap Value, Large-Cap Value, Small/Mid-Cap Value, Small-Cap Value, Global Value and Value Opportunities hereby designate 100.00%, 100.00%, 95.76%, 30.93%, 36.64% and 54.04%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00%, 85.61%, 27.23%, 15.45% and 23.53%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-NWQ-0608D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Balanced Stock and Bond Fund	8,322	0	2,800	0
Balanced Municipal and Stock Fund	9,067	0	2,800	0
Enhanced Core Equity Fund [5]	7,287	0	0	0
Enhanced Mid-Cap Fund [5]	5,911	0	0	0
Multi-Manager Large Cap Value Fund	28,346	0	2,800	0
NWQ Global Value Fund	6,619	0	2,800	0
NWQ Multi-Cap Value Fund	53,591	0	2,800	0
NWQ Small-Cap Value Fund	13,569	0	2,800	0
Tradewinds Value Opportunities Fund	32,019	0	2,800	0
NWQ Large-Cap Value Fund	6,639	0	2,800	0
NWQ Small-/Mid-Cap Value Fund	6,770	0	2,800	0

Total	$178,140	$0	$25,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 03, 2007.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Balanced Stock and Bond Fund	0	0	0	0
Balanced Municipal and Stock Fund	0	0	0	0
Enhanced Core Equity Fund [1]	0	0	0	0
Enhanced Mid-Cap Fund [1]	0	0	0	0
Multi-Manager Large Cap Value Fund	0	0	0	0
NWQ Global Value Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

[1]	The funds commenced operations December 03, 2007.

Fiscal Year Ended June 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Balanced Stock and Bond Fund	7,506	0	262	0
Balanced Municipal and Stock Fund	8,210	0	348	0
Enhanced Core Equity Fund [5]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund [5]	N/A	N/A	N/A	N/A
Multi-Manager Large Cap Value Fund	24,408	0	2,475	0
NWQ Global Value Fund	6,230	0	70	0
NWQ Multi-Cap Value Fund	53,292	0	5,447	0
NWQ Small-Cap Value Fund	12,222	0	423	0
Tradewinds Value Opportunities Fund	18,475	0	1,051	0
NWQ Large-Cap Value Fund	5,629	0	0	0
NWQ Small-/Mid-Cap Value Fund	5,664	0	0	0

Total	$141,636	$0	$10,076	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 03, 2007.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Balanced Stock and Bond Fund	0	0	0	0
Balanced Municipal and Stock Fund	0	0	0	0
Enhanced Core Equity Fund [1]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund [1]	N/A	N/A	N/A	N/A
Multi-Manager Large Cap Value Fund	0	0	0	0
NWQ Global Value Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

[1]	The funds commenced operations December 03, 2007.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended June 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended June 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Balanced Stock and Bond Fund	2,800	0	0	2,800
Balanced Municipal and Stock Fund	2,800	0	0	2,800
Enhanced Core Equity Fund [1]	0	0	0	0
Enhanced Mid-Cap Fund [1]	0	0	0	0
Multi-Manager Large Cap Value Fund	2,800	0	0	2,800
NWQ Global Value Fund [2]	5,515	0	0	5,515
NWQ Multi-Cap Value Fund	2,800	0	0	2,800
NWQ Small-Cap Value Fund	2,800	0	0	2,800
Tradewinds Value Opportuities Fund [2]	5,515	0	0	5,515
NWQ Large-Cap Value Fund	2,800	0	0	2,800
NWQ Small-/Mid-Cap Value Fund	2,800	0	0	2,800

Total	$13,915	$0	$0	$13,915

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 03, 2007.
[2]	The “Total Non-Audit Fees billed to Fund” were tax fees paid by the fund to Ernst & Young, LLP

Fiscal Year Ended June 30, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Balanced Stock and Bond Fund	262	0	0	262
Balanced Municipal and Stock Fund	348	0	0	348
Enhanced Core Equity Fund [1]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund [1]	N/A	N/A	N/A	N/A
Multi-Manager Large Cap Value Fund	2,475	0	0	2,475
NWQ Global Value Fund	70	0	0	70
NWQ Multi-Cap Value Fund	5,447	0	0	5,447
NWQ Small-Cap Value Fund	423	0	0	423
Tradewinds Value Opportunities Fund	1,051	0	0	1,051
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small-/Mid-Cap Value Fund	0	0	0	0

Total	$3,154	$0	$0	$3,154

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 03, 2007.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 8, 2008